       As Filed with the Securities Exchange Commission April 17, 1998

                                                        REGISTRATION NO. 2-99958
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              -------------------

                                    FORM N-4

                       POST-EFFECTIVE AMENDMENT NO. 16 TO
         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933             /X/
                                      AND
                                AMENDMENT NO. 16
                                       TO
                  REGISTRATION STATEMENT UNDER THE INVESTMENT
                              COMPANY ACT OF 1940                            /X/


                  SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT D
                           (EXACT NAME OF REGISTRANT)

                  SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
                              (NAME OF DEPOSITOR)

                          ONE SUN LIFE EXECUTIVE PARK
                      WELLESLEY HILLS, MASSACHUSETTS 02181
              (ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES)
                  DEPOSITOR'S TELEPHONE NUMBER: (781) 237-6030

                  MARGARET HANKARD, SENIOR ASSOCIATE COUNSEL
                  SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
                         RETIREMENT PRODUCTS & SERVICES
                                 ONE COPLEY PLACE
                           BOSTON, MASSACHUSETTS 02116
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                          COPIES OF COMMUNICATIONS TO:
                              DAVID N. BROWN, ESQ.
                              COVINGTON & BURLING
                         1201 PENNSYLVANIA AVENUE, N.W.
                                 P.O. BOX 7566
                             WASHINGTON, D.C. 20044

                              -------------------


/X/ IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE ON MAY 1, 1998 PURSUANT TO PARAGRAPH (b) OF RULE 485.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                  SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT D


                        Post-effective Amendment No. 16 to
                       Registration Statement on Form N-4

               Cross Reference Sheet Required by Rule 495(a) under
                           The Securities Act of 1933


ITEM NUMBER IN FORM N-4                 LOCATION IN PROSPECTUS; CAPTION

PART A
     1.   Cover Page                    Cover Page

     2.   Definitions                   Definitions

     3.   Synopsis                      Cover Pages; Expense Summary

     4.   Condensed Financial           Not Applicable
          Information

     5.   General Description of        A Word About the Company, the
          Registrant, Depositor         Fixed Account, the Variable
          and Portfolio Companies       Account, and the Mutual Funds;
                                        Additional Information
                                        About the Company

     6.   Deductions and Expenses       How the Contract Charges Are Assessed;
                                        Cash Withdrawals, Withdrawal Charges,
                                        Market Value Adjustment and Loan
                                        Provision

     7.   General Description of        Purchase Payments and Contract
          Variable Annuity Contracts    Values During Accumulation
                                        Period; Other Contractual
                                        Provisions

     8.   Annuity Period                Annuity Provisions

     9.   Death Benefit                 Death Benefit

    10.   Purchases and Contract        Purchase Payments and Contract
          Value                         Values During Accumulation
                                        Period

    11.   Redemptions                   Cash Withdrawals, Withdrawal
                                        Charges, Market Value Adjustment
                                        and Loan Provision

    12.   Taxes                         Federal Tax Status

    13.   Legal Proceedings             Legal Proceedings

    14.   Table of Contents of the      Not Applicable
          Statement of Additional
          Information

ITEM NUMBER IN FORM N-4                 LOCATION IN PROSPECTUS; CAPTION

PART B

  15.     Cover Page                    Not Applicable

  16.     Table of Contents             Not Applicable

  17.     General Information and       A Word About the Company, the
          History                       Fixed Account, the Variable
                                        Account and the Mutual Funds;
                                        Additional Information About the
                                        Company

  18.     Services                      Other Contractual Provisions;
                                        Administration of the Contracts

  19.     Purchase of Securities        Purchase Payments and Contract
          Being Offered                 Values During Accumulation Period

  20.     Underwriters                  Distribution of the Contracts

  21.     Calculation of Performance    Not Applicable
          Data

  22.     Annuity Payments              Annuity Provisions

  23.     Financial Statements          Financial Statements

                                     PART A

                      INFORMATION REQUIRED IN A PROSPECTUS


      Attached hereto and made a part hereof is the Prospectus dated May 1, 1998.

--------------------------------------------------------------------------------

                                                                     MAY 1, 1998

(PASTEUP LOGO)
------------------------
COMBINATION FIXED/VARIABLE
GROUP ANNUITY FOR QUALIFIED
AND NON-QUALIFIED
RETIREMENT PLANS
ISSUED IN CONNECTION WITH
SUN LIFE OF CANADA (U.S.)
VARIABLE ACCOUNT D
                                                                      PROSPECTUS
---------------------------------------------------------

ISSUED BY
SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
*ANNUITY SERVICE MAILING ADDRESS:
C/O RETIREMENT PRODUCTS AND SERVICES DIVISION
P.O. BOX 1024
BOSTON, MASSACHUSETTS 02103


PRINCIPAL EXECUTIVE OFFICES:
ONE SUN LIFE EXECUTIVE PARK
WELLESLEY HILLS, MASSACHUSETTS 02181
(781) 237-6030
--------------------------------------------------------------------------------

    The master group deferred annuity contracts (the "Contracts") offered by this Prospectus are designed for use in connection with employer, association and other group retirement plans which may qualify as retirement programs under
Section 401 (including Section 401(k)), Section 403, Sections 408(c), 408(k) or 408(p) of the Internal Revenue Code and non-qualified group programs such as payroll savings plans (collectively the "Plans"). A Contract may be entered into by any employer, association or other bona fide group. The Contracts provide that annuity payments will begin on a selected future date. The Contracts provide for the accumulation of values on either a variable basis, a fixed basis, or a fixed and variable basis and provide for fixed and variable annuity payments as elected.

                                                        (CONTINUED ON NEXT PAGE)

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


THIS PROSPECTUS CONTAINS THE BASIC INFORMATION YOU SHOULD KNOW BEFORE INVESTING IN A CONTRACT AND IS VALID ONLY WHEN ACCOMPANIED BY THE CURRENT PROSPECTUSES OF MFS/SUN LIFE SERIES TRUST (FOR QUALIFIED AND NON-QUALIFIED CONTRACTS), AND MFS-REGISTERED TRADEMARK- WORLD GOVERNMENTS FUND, MFS-REGISTERED TRADEMARK- BOND FUND, MFS-REGISTERED TRADEMARK- TOTAL RETURN FUND, MASSACHUSETTS INVESTORS TRUST, MASSACHUSETTS INVESTORS GROWTH STOCK FUND AND MFS-REGISTERED TRADEMARK-GROWTH OPPORTUNITIES FUND (FOR QUALIFIED CONTRACTS UNDER TRUST/CUSTODIAL ACCOUNTS ONLY). YOU SHOULD RETAIN ALL PROSPECTUSES FOR FUTURE REFERENCE.


*ANY REFERENCE IN THIS PROSPECTUS TO RECEIPT BY THE COMPANY MEANS RECEIPT AT THE ANNUITY SERVICE MAILING ADDRESS SHOWN ABOVE.

    Each Participant under a Contract will receive a Certificate evidencing such Participant's coverage under the Contract.

    The entity which establishes this Contract on behalf of Participants will be referred to in this Prospectus as the "Owner," even though certain retirement programs will be set up with a trustee as legal owner of the assets. The Owner of this Contract is responsible for providing all communications and instructions concerning Participant Accounts to Sun Life Assurance Company of Canada (U.S.) (the "Company"). It is important to understand that while the Owner has the responsibility for transmitting such instructions for each Participant, the Participant may be permitted or required to make certain decisions and elections under this Contract, as specified by the Owner in the plan, trust or other appropriate document. Thus, where this Contract provides for selections and elections by the Owner, the Owner shall be solely responsible for giving such instructions to the Company, but the Owner shall have the right to determine whether Participants or others make such elections in the first instance.

    The Owner of a Contract may elect to have Contract values accumulate on a fixed basis in the Fixed Account which pays interest at a fixed rate which is guaranteed for a specific period (one (1), three (3), five (5) or seven (7) years) or on a variable basis in the Variable Account, or divided among the Fixed Account and the Variable Account.


    If the Owner elects to have Contract values accumulated on a variable basis, Purchase Payments are allocated to Sun Life of Canada (U.S.) Variable Account D (the "Variable Account"), a separate account of the Company. The Variable Account uses its assets to purchase, at their net asset value, shares in one or more of the following mutual funds selected by the Owner from among a group of mutual funds advised by Massachusetts Financial Services Company, an affiliate of the Company: MFS-Registered Trademark-/Sun Life Series Trust; MFS-Registered Trademark- World Governments Fund; MFS-Registered Trademark- Bond Fund; MFS-Registered Trademark- Total Return Fund; Massachusetts Investors Trust; Massachusetts Investors Growth Stock Fund; and MFS-Registered Trademark-Growth Opportunities Fund (the "Mutual Fund(s)" or "Fund(s)"). IN THE CASE OF NON-TRUSTEED RETIREMENT PROGRAMS SUCH AS SECTION 403(b) TAX-SHELTERED ANNUITIES AND NON-TAX-QUALIFIED DEFERRED COMPENSATION AND PAYROLL SAVINGS PLANS, PURCHASE PAYMENTS ALLOCATED TO THE VARIABLE ACCOUNT MAY BE ALLOCATED ONLY TO MFS/SUN LIFE SERIES TRUST. Each Mutual Fund pays its investment adviser certain fees charged against the assets of the Mutual Fund. The value of the variable portion, if any, of the Contract's Accumulation Account, the value of each Participant's Account and the amount of variable annuity payments will vary to reflect the investment performance of the Mutual Fund(s) selected and the deduction of the contract charges described under "How the Contract Charges Are Assessed" on page
26. (For more information about the Mutual Funds, see "The Mutual Funds" on page 16.)



    If the Owner elects to have Contract values accumulated on a fixed basis, Purchase Payments are allocated to the Fixed Account. The Company will invest Purchase Payments which are allocated to the Fixed Account in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments in accordance with the requirements established by applicable state insurance laws regarding the nature and quality of investments that may be made by life insurance companies (See "The Fixed Account" on page 15). The Company will credit interest at a rate of not less than four percent (4%) per year, compounded annually, to amounts allocated to the Fixed Account under the Contracts and guarantee these amounts at various interest rates (the "Guarantee Rate") for one (1), three (3), five
(5) or seven (7) years, as elected by the Owner, subject to the imposition of any applicable withdrawal charge, market value adjustment, or account administration fee ("Account Fee"). The Company may not change an Initial or Subsequent Guarantee Rate for the balance of the Guarantee Period; however, future Guarantee Rates cannot be predicted and will be determined at the sole discretion of the Company (subject to the minimum guarantee of four percent (4%)). Fixed Accumulation Units in the Fixed Account will be credited to the Contract's Accumulation Account. That part of the Contract relating to the Fixed Account is registered under the Securities Act of 1933, but the Fixed Account is not subject to the restrictions of the Investment Company Act of 1940.



    The Company does not deduct a sales charge from Purchase Payments made for the Contracts. However, if any part of a Participant's Account is surrendered, the Company will, with certain exceptions, deduct from the amount requested a withdrawal charge (which may be deemed a contingent deferred sales charge). This charge varies from a maximum of six percent (6%) for Purchase Payments that have been in a Participant's Account for less than two (2) years to zero (0) for Payments which have been in the Participant's Account for seven (7) years. This charge is intended to reimburse the Company for expenses relating to the distribution of the Contracts. A portion of a Participant's Account may be withdrawn each year without any withdrawal charge imposed by the Company, and after a Purchase Payment has been held by the Company for seven (7) years it may be withdrawn without imposition of any withdrawal charge by the Company. In addition, after a Participant's Account has been established for 12 years no withdrawal charges will be imposed on any amounts withdrawn. Contracts which are used in connection with tax-qualified retirement programs ("Qualified Contracts") also have a loan provision (See "Withdrawal Charges" and "Loans" on pages 23 and 25, respectively).



    In addition, if Fixed Accumulation Units having a three (3), five (5), or seven (7) year Guarantee Period are canceled to effect a full surrender or partial withdrawal, a Market Value Adjustment will be imposed. The Market Value Adjustment will reflect the relationship between the Current Rate for a Guarantee Period of the same duration as that of the amount being surrendered and the Guarantee Rate applicable to the amount being surrendered. It also reflects the time remaining in the Guarantee Period. Generally, if the Guarantee Rate is lower than the applicable Current Rate, the application of the Market Value Adjustment will result in a lower payment upon surrender. Similarly, if the Guarantee Rate is higher than the applicable Current Rate, the application of the Market Value Adjustment will result in a higher payment upon surrender. If the Current Rate and the Guarantee Rate are the same, the Market Value Adjustment is zero. IF A FULL SURRENDER IS REQUESTED WHEN THE GUARANTEE RATE IS LOWER THAN THE APPLICABLE CURRENT RATE THE MARKET VALUE ADJUSTMENT WILL IN EFFECT REDUCE THE AMOUNT OF INTEREST ALLOCATED TO A PARTICIPANT'S ACCOUNT AND COULD RESULT IN A CASH WITHDRAWAL PAYMENT IN AN AMOUNT IESS THAN TOTAL PURCHASE PAYMENTS (NET OF DEDUCTIONS FOR CONTRACT CHARGES) (SEE "MARKET VALUE ADJUSTMENT" ON PAGE 24).


    The Company reserves the right to defer the payment of amounts withdrawn from the Fixed Account for a period not to exceed six (6) months from the date written request for such withdrawal is received by the Company.


    Special  restrictions   on  withdrawals   apply  to   Contracts  used   with
Tax-Sheltered Annuities established pursuant to Section 403(b) of the Internal Revenue Code (See "Section 403(b) Annuities" on page 23).



    In addition, under certain circumstances withdrawals may result in tax penalties (See "Taxation of Annuities in General" on page 36).



    For a discussion of cash withdrawal procedures see "Cash Withdrawals" on page 22.



    On each Account Anniversary and on surrender of the Participant's Account for full value if it is not surrendered on an Account Anniversary, the Company will deduct an annual account administration fee ("Account Fee") from the Participant's Account. After the Annuity Commencement Date the Account Fee will be deducted pro rata from each annuity payment made during the year. The amount of the Account Fee varies from $12 to $25. These charges are to reimburse the Company for administrative expenses related to the maintenance of the Participant's Account (See "Account Fee" on page 26).



    The Company also deducts a mortality and expense risk charge at the end of each Valuation Period at an annual rate ranging from 1.30% to 0.95% of the daily net assets of the Variable Account for mortality and expense risks assumed by the Company (See "Charges Against the Variable Account for Mortality and Expense Risks" on page 27).



    Total annualized Purchase Payments allocated to a Participant's Account for the first Account Year must be at least $300 and are payable in amounts of at least $25 per payment (See "Purchase Payments" on page 18).


    The Contracts provide that the Company may modify the withdrawal charges, Account Fee, mortality and expense risk charges, the tables used in determining the amount of the first monthly variable annuity payment and the formula used to calculate the Market Value Adjustment, provided that such modification shall apply only with respect to Participant's Accounts established after the effective date of such modification (See "Modification" on page 34).



    Premium taxes payable to any governmental entity will be charged against the Participant's Account (See "Premium Taxes" on page 27).



    Subject to certain conditions, and during the Accumulation Period, the Owner may convert the value of a designated number of Fixed Accumulation Units then credited to a Participant's Account into other Fixed Accumulation Units having an equal aggregate value but having a different Guarantee Period or into Variable Accumulation Units of particular Sub-Accounts having an equal aggregate value, or convert the value of a designated number of Variable Accumulation Units then credited to a Participant's Account into other Variable Accumulation Units and/or Fixed Accumulation Units having an equal aggregate value. Transfers/conversions involving Fixed Accumulation Units with three (3), five
(5) or seven (7) year Guarantee Periods will be subject to a Market Value Adjustment (See "Conversion of Accumulation Units" on page 21).



    After the Annuity Commencement Date, the Payee may, subject to certain restrictions, exchange the value of a designated number of Variable Annuity Units of particular Sub-Accounts then credited to the Contract with respect to the particular Payee, for other Variable Annuity Units, the value of which would be such that the dollar amount of an annuity payment made on the date of the exchange would be unaffected by the fact of the exchange (See "Exchange of Variable Annuity Units" on page 31).



    The Company will vote Fund shares held by the Sub-Accounts at meetings of shareholders of the Fund(s), but will follow voting instructions received from persons having the right to give voting instructions. The Owner is the person having the right to give voting instructions prior to the Annuity Commencement Date. On or after the Annuity Commencement Date the Payee is the person having such voting rights. Any shares attributable to the Company and Fund shares for which no timely voting instructions are received will be voted by the Company in the same proportion as the shares for which instructions are received from persons having such right (See "Voting of Fund Shares" on page 33).



    The Company will furnish Participants and other persons having voting rights with certain reports and statements, as described under "Periodic Reports" on page 33. Such reports, other than prospectuses, will not include the Company's financial statements.

                             AVAILABLE INFORMATION


    The Company is subject to the informational requirements of the Securities Exchange Act of 1934 (the "1934 Act"), as amended, and in accordance therewith files reports and other information with the Securities and Exchange Commision (the "Commission"). Such reports and other information can be inspected and copied at the public reference facilities of the Commission at Room 1024, 450 Fifth Street, N.W., Washington, D.C. and at the Commission's Regional Offices located at 75 Park Place, New York, New York and the Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois. Copies of such materials also can be obtained from the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates. The Commission maintains a Website that contains reports, proxy and information statements and other information about the Company, which files such documents electronically with the Commission, at the following address: http:// www.sec.gov.


    The Company has filed registration statements (the "Registration Statements") with the Commission under the Securities Act of 1933 relating to the Contracts offered by this Prospectus. This Prospectus has been filed as a part of the Registration Statements and does not contain all of the information set forth in the Registration Statements and exhibits thereto, and reference is hereby made to such Registration Statements and exhibits for further information relating to the Company and the Contracts. The Registration Statements and the exhibits thereto may be inspected and copied, and copies can be obtained at prescribed rates, in the manner set forth in the preceding paragraph.

                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE


    The Annual Report on Form 10-K for the year ended December 31, 1997 and the Current Report on Form 8-K dated January 8, 1998 heretofore filed by the Company with the Commission under the 1934 Act are incorporated by reference in this Prospectus.



    Any statement contained in a document incorporated herein by reference shall be deemed modified or superseded hereby to the extent that a statement contained in a later-filed document or herein shall modify or supersede such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Prospectus.



    The Company will furnish, without charge, to each person to whom a copy of this Prospectus is delivered, upon the written or oral request of such person, a copy of the documents referred to above which have been incorporated by reference in this Prospectus, other than exhibits to such documents (unless such exhibits are specifically incorporated by reference in this Prospectus). Requests for such documents should be directed to the Secretary, Sun Life Assurance Company of Canada (U.S.), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02181, telephone (781) 237-6030.

                               TABLE OF CONTENTS


                                                                                                                   PAGE
---------------------------------------------------------------------------------------------------------------------------
Definitions                                                                                                              8
---------------------------------------------------------------------------------------------------------------------------
Expense Summary                                                                                                         10
---------------------------------------------------------------------------------------------------------------------------
Condensed Financial Information--Accumulation Unit Values                                                               12
---------------------------------------------------------------------------------------------------------------------------
This Prospectus Is a Catalog of Facts                                                                                   13
---------------------------------------------------------------------------------------------------------------------------
Uses of the Contracts                                                                                                   13
---------------------------------------------------------------------------------------------------------------------------
A Word About the Company, the Variable Account, the Fixed Account and the Mutual Funds                                  13
    The Company                                                                                                         13
    The Variable Account                                                                                                14
    The Fixed Account                                                                                                   15
    The Mutual Funds                                                                                                    16
---------------------------------------------------------------------------------------------------------------------------
Purchase Payments and Contract Values During Accumulation Period                                                        18
    Purchase Payments                                                                                                   18
    Accumulation Account and Participant's Account                                                                      19
    Variable Accumulation Value                                                                                         19
    Fixed Accumulation Value                                                                                            20
    Conversion of Accumulation Units                                                                                    21
---------------------------------------------------------------------------------------------------------------------------
Cash Withdrawals, Withdrawal Charges, Market Value Adjustment and Loan Provision                                        22
    Cash Withdrawals                                                                                                    22
    Withdrawal Charges                                                                                                  23
    Section 403(b) Annuities                                                                                            23
    Market Value Adjustment                                                                                             24
    Loans (Qualified Contracts Only)                                                                                    25
---------------------------------------------------------------------------------------------------------------------------
Death Benefit                                                                                                           25
    Death Benefit Provided by the Contracts                                                                             25
    Election and Effective Date of Election                                                                             25
    Payment of Death Benefit                                                                                            26
    Amount of Death Benefit                                                                                             26
---------------------------------------------------------------------------------------------------------------------------
How the Contract Charges Are Assessed                                                                                   26
    Account Fee                                                                                                         26
    Premium Taxes                                                                                                       27
    Charges Against the Variable Account for Mortality and Expense Risks                                                27
    Withdrawal Charges                                                                                                  28
---------------------------------------------------------------------------------------------------------------------------
Annuity Provisions                                                                                                      28
    Annuity Commencement Date                                                                                           28
    Election--Change of Annuity Option                                                                                  29
    Annuity Options                                                                                                     29
    Determination of Annuity Payments                                                                                   30
    Fixed Annuity Payments                                                                                              30
    Variable Annuity Payments                                                                                           30
    Variable Annuity Unit Value                                                                                         31
    Exchange of Variable Annuity Units                                                                                  31
    Annuity Payment Rates                                                                                               31
---------------------------------------------------------------------------------------------------------------------------

                                                                                                                   PAGE
---------------------------------------------------------------------------------------------------------------------------
Other Contractual Provisions                                                                                            32
    Payment Limits                                                                                                      32
    Owner                                                                                                               32
    Change of Ownership                                                                                                 32
    Designation and Change of Beneficiary                                                                               32
    Voting of Fund Shares                                                                                               33
    Periodic Reports                                                                                                    33
    Substituted Securities                                                                                              34
    Change in Operation of Variable Account                                                                             34
    Splitting Units                                                                                                     34
    Modification                                                                                                        34
    Discontinuance of New Participants                                                                                  35
    Custodian                                                                                                           35
    Right to Return Contract (Individual Retirement Accounts Only)                                                      35
---------------------------------------------------------------------------------------------------------------------------
Federal Tax Status                                                                                                      35
    Introduction                                                                                                        35
    Tax Treatment of the Company and the Variable Account                                                               35
    Taxation of Annuities in General                                                                                    36
    Qualified Retirement Plans                                                                                          38
    Pension and Profit-Sharing Plans                                                                                    38
    Tax-Sheltered Annuities                                                                                             38
    Individual Retirement Accounts                                                                                      39
---------------------------------------------------------------------------------------------------------------------------
Texas Optional Retirement Program                                                                                       39
---------------------------------------------------------------------------------------------------------------------------
Administration of the Contracts                                                                                         39
---------------------------------------------------------------------------------------------------------------------------
Distribution of the Contracts                                                                                           39
---------------------------------------------------------------------------------------------------------------------------
Additional Information About the Company                                                                                40
    Selected Financial Data                                                                                             40
    Management's Discussion and Analysis of Financial Condition and Results of Operations                               40
    Liquidity                                                                                                           43
    Year 2000 Compliance                                                                                                43
    Recent Reorganization                                                                                               43
    Asset/Liability Management and Information about Market Risk                                                        44
    Sun Life of Canada                                                                                                  45
    Reinsurance                                                                                                         45
    Reserves                                                                                                            45
    Investments                                                                                                         46
    Competition                                                                                                         46
    Employees                                                                                                           46
    Properties                                                                                                          46
---------------------------------------------------------------------------------------------------------------------------
The Company's Directors and Executive Officers                                                                          46
---------------------------------------------------------------------------------------------------------------------------
State Regulation                                                                                                        49
---------------------------------------------------------------------------------------------------------------------------
Legal Proceedings                                                                                                       50
---------------------------------------------------------------------------------------------------------------------------
Accountants                                                                                                             50
---------------------------------------------------------------------------------------------------------------------------
Registration Statements                                                                                                 50
---------------------------------------------------------------------------------------------------------------------------
Financial Statements                                                                                                    50
---------------------------------------------------------------------------------------------------------------------------
Appendix A--Illustrative Examples of Calculations of Variable Accumulation Unit Value, Variable Annuity Unit
  Value and Variable Annuity Payment                                                                                    78
Appendix B--Withdrawals, Surrenders, Withdrawal Charges and Market Value Adjustment                                     80

                                  DEFINITIONS

    The following terms as used in this Prospectus have the indicated meanings:

Account Years and Account Anniversaries: The first Account Year shall be the period of twelve (12) months plus a part of a month as measured from the Date of Coverage for each Participant to the first day of the calendar month which follows the calendar month of coverage. All Account Years and Anniversaries thereafter shall be twelve (12) month periods based upon such first day of the calendar month which follows the calendar month of coverage. If, for example, the Date of Coverage is in March, the first Account Year will be determined from the Date of Coverage but will end on the last day of March in the following year; all other Account Years and all Account Anniversaries will be measured from April 1.

Accumulation Account: An account established for the Contract.

Accumulation Period: The period before the Annuity Commencement Date and during the lifetime of the Participant.

Accumulation Unit: A unit of measure used in the calculation of the value of the Accumulation Account and the Participant's Account. There are two types of Accumulation Units: Variable Accumulation Units and Fixed Accumulation Units.

*Annuitant: The Participant named in each Certificate.

Annuity Commencement Date: The date on which the first annuity payment under each Certificate is to be made.

*Annuity Option: The method for making annuity payments.

Annuity Unit: A unit of measure used in the calculation of the second and each subsequent variable annuity payment from the Variable Account.

Application: The document signed by the Owner that serves as the Owner's application to the Company for the Contract.

*Beneficiary: The person or entity having the right to the death benefit set forth in each Certificate.

Certificate: The document for each Participant which evidences the coverage of the Participant under the Contract.

Company: Sun Life Assurance Company of Canada (U.S.).

Current Rate: As of a particular date, the interest rate for a Guarantee Period that would be credited on a compound annual basis on Payments allocated to the Fixed Account on that date. The Current Rate for a particular Guarantee Period is contained in a schedule of rates published by the Company from time to time, but in no event is the Current Rate less than four percent (4%), compounded annually.

Date of Coverage: The date on which the Participant's Account becomes effective.

Due Proof of Death: An original certified copy of an official death certificate, an original certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof satisfactory to the Company.

Fixed Account: The Fixed Account consists of all assets of the Company other than those allocated to a separate account of the Company.

Fixed Annuity: An annuity with payments which do not vary as to dollar amount.

Guarantee Period: The number of years for which an Initial Guarantee Rate or Subsequent Guarantee Rate is credited. This period may be one (1), three (3), five (5) or seven (7) years, as elected by the Owner. There are two types of Guarantee Periods: an Initial Guarantee Period and a Subsequent Guarantee Period.

------------------------
* As specified in the Participant Enrollment Form, unless changed.

Guarantee Rate: The rate of interest credited by the Company on a compound annual basis during any Initial or Subsequent Guarantee Period on Payments allocated to the Fixed Account.

Issue Date: The date on which a Contract becomes effective.

Net Loan Interest: Loan interest due the Company, minus any interest credited by the Company on the principal amount of the loan and any unpaid interest thereon.

Non-Qualified Contract: A Contract used in connection with a retirement plan which does not receive favorable federal income tax treatment under Sections 401, 403 or 408 of the Internal Revenue Code.

*Owner: An employer, association or other bona fide group entitled to the ownership rights stated in the Contract and in whose name or names the Contract is issued. The Owner may designate a trustee or custodian of a retirement plan which meets the requirements of Section 401, Section 408(c) or Section 408(k) of the Internal Revenue Code to serve as legal owner of Plan assets, but the term "Owner," as used herein, shall refer to the organization entering into the Contract.

Participant: An eligible employee, member or other person named in the Certificate who is entitled to benefits under the Plan as determined and reported to the Company by the Owner.

Participant Enrollment Form: The document signed by each Participant that serves as his or her application for enrollment under the Contract.

Participant's Account: An account established for each Participant to which net Purchase Payments are credited in the form of Variable Accumulation Units and/or Fixed Accumulation Units.

Payee: A recipient of annuity payments under the Contract. The term includes an Annuitant or a Beneficiary who becomes entitled to benefits upon the death of the Annuitant.

Plan: The retirement plan under which the Contract is issued.

Purchase Payment (Payment): An amount paid to the Company as consideration for the benefits provided by the Contract.

Qualified Contract: A Contract used in connection with a retirement plan which receives favorable federal income tax treatment under Sections 401, 403, 408(c), 408(k) or 408(p) of the Internal Revenue Code of 1986, as amended ("Code").

Receipt: Receipt by the Company at its Annuity Service Mailing Address shown on the cover of this Prospectus.

Sub-Account: That portion of the Variable Account which invests in shares of a specific Mutual Fund or a specific series of MFS/Sun Life Series Trust.

*Successor Beneficiary: The person or persons named to become the Beneficiary if the Beneficiary is not alive.

Valuation Period: The period of time from one determination of Accumulation Unit and Annuity Unit values to the next subsequent determination of these values. Such determination shall be made as of the close of the New York Stock Exchange on each day the Exchange is open for trading and on such other days on which there is a sufficient degree of trading in the portfolio securities of the Variable Account so that the values of the Variable Account's Accumulation Units and Annuity Units might be materially affected.

Variable Account: A separate account of the Company consisting of assets set aside by the Company, the investment performance of which is kept separate from that of the general assets of the Company.

Variable Annuity: An annuity with payments which vary as to dollar amount in relation to the investment performance of specified Sub-Accounts of the Variable Account.

------------------------
* As specified in the Participant Enrollment Form, unless changed.

                                EXPENSE SUMMARY

    The purpose of the following table is to help Owners, Participants and prospective purchasers to understand the costs and expenses that are borne, directly and indirectly, by Owners and/or Participants WHEN PAYMENTS ARE ALLOCATED TO THE VARIABLE ACCOUNT. The table reflects expenses of the Variable Account as well as of the Funds. The expense information for certain Funds has been restated to reflect current fees. The information set forth should be considered together with the narrative provided under the heading "How the Contract Charges Are Assessed" in this Prospectus, and with the Funds' prospectuses. In addition to the expenses listed below, premium taxes may be applicable.


                                                    MONEY       HIGH          CAPITAL        GOVERNMENT
                                                   MARKET       YIELD      APPRECIATION      SECURITIES
OWNER TRANSACTION EXPENSES                         SERIES      SERIES         SERIES           SERIES
------------------------------------------------  ---------   ---------   ---------------   -------------
Sales Load Imposed on Purchases.................      0             0               0               0
Deferred Sales Load (as a percentage of Purchase
  Payments withdrawn) (1)
  Years Payment in Participant's Account
    0-2.........................................        6%          6%                6%              6%
    3...........................................        5%          5%                5%              5%
    4...........................................        4%          4%                4%              4%
    5...........................................        3%          3%                3%              3%
    6...........................................        2%          2%                2%              2%
    7...........................................        1%          1%                1%              1%
    8...........................................        0%          0%                0%              0%
Exchange Fee....................................        0           0                 0               0
ANNUAL CONTRACT FEE (2)                                              $25 per Contract
------------------------------------------------
SEPARATE ACCOUNT ANNUAL EXPENSES
------------------------------------------------
(as a percentage of average separate account assets)
Mortality and Expense Risk Fees (2).............        1.30%       1.30%             1.30%           1.30%
Other Fees and Expenses of the Separate
  Account.......................................        0.00%       0.00%             0.00%           0.00%
Total Separate Account Annual Expenses..........        1.30%       1.30%             1.30%           1.30%
FUND ANNUAL EXPENSES
------------------------------------------------
(as a percentage of Fund average net assets)
Management Fees.................................        0.50%       0.75%             0.73%           0.55%
Other Expenses..................................        0.07%       0.09%             0.05%           0.08%
Total Fund Annual Expenses......................        0.57%       0.84%             0.78%           0.63%



OWNER TRANSACTION EXPENSES                          MWG        MFB         MTR        MIT          MIG          MGO
------------------------------------------------  -------   ----------   -------   ----------   ----------   ----------
Sales Load Imposed on Purchases.................       0        0             0            0            0            0
Deferred Sales Load (as a percentage of Purchase
  Payments withdrawn) (1)
  Years Payment in Participant's Account
    0-2.........................................      6%        6%           6%        6%           6%           6%
    3...........................................      5%        5%           5%        5%           5%           5%
    4...........................................      4%        4%           4%        4%           4%           4%
    5...........................................      3%        3%           3%        3%           3%           3%
    6...........................................      2%        2%           2%        2%           2%           2%
    7...........................................      1%        1%           1%        1%           1%           1%
    8...........................................      0%        0%           0%        0%           0%           0%
Exchange Fee....................................      0         0            0         0            0            0
ANNUAL CONTRACT FEE (2)                                                     $25 per Contract
------------------------------------------------
SEPARATE ACCOUNT ANNUAL EXPENSES
------------------------------------------------
(as a percentage of average separate account assets)
Mortality and Expense Risk Fees (2).............      1.30%     1.30%        1.30%     1.30%        1.30%        1.30%
Other Fees and Expenses of the Separate
  Account.......................................      0.00%     0.00%        0.00%     0.00%        0.00%        0.00%
Total Separate Account Annual Expenses..........      1.30%     1.30%        1.30%     1.30%        1.30%        1.30%
FUND ANNUAL EXPENSES
------------------------------------------------
(as a percentage of Fund average net assets)
Management Fees.................................      0.75%     0.41%        0.38%     0.22%        0.63%        0.39%
Other Expenses(3)...............................      0.60%     0.59%        0.55%     0.52%        0.08%        0.45%
Total Fund Annual Expenses......................      1.35%     1.00%        0.93%     0.74%        0.71%        0.84%


                          (See footnotes on next page)

------------------------------
(1) A portion of the Participant's Account may be withdrawn each year without imposition of any withdrawal charge, and after a Purchase Payment has been held by the Company for seven years it may be withdrawn free of any withdrawal charge.

(2) The Annual Contract Fee ("Account Fee") and Mortality and Expense Risk Fees ("Asset Charge") decline based on total Purchase Payments credited to all Participant's Accounts under a Contract in accordance with the following schedule:


PURCHASE PAYMENTS                                  ACCOUNT FEE   ASSET CHARGE
-------------------------------------------------  -----------   ------------
          up to $250,000 .........................     $25             1.30%
  $250,000 to $1,499,999 .........................     $18             1.25%
$1,500,000 to $4,999,999 .........................     $15             1.10%
     $5,000,000 and over .........................     $12             0.95%



(3) Other expenses include annualized fees assessed under the Distribution Plans adopted pursuant to Section 12(b) of the Investment Company Act of 1940 and Rule 12b-1 thereunder (See the Funds' prospectuses). The Distribution Plans commenced on the following dates: MTR and MWG, October 1, 1989; MIT, January 2, 1991; and MFB, MIG and MGO, March 1, 1991.


                                    EXAMPLE

    If you surrender your Contract at the end of the applicable time period, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets:


                                                            1 YEAR       3 YEARS      5 YEARS     10 YEARS
                                                          -----------  -----------  -----------  -----------
Money Market Series.....................................   $      73    $     104    $     128    $     219
High Yield Series.......................................          76          112          142          247
Capital Appreciation Series.............................          75          110          139          241
Government Securities Series............................          74          106          131          225
MFS-Registered Trademark- World Governments Fund
  (MWG).................................................          81          127          168          298
MFS-Registered Trademark- Bond Fund (MFB)...............          77          117          150          264
MFS-Registered Trademark- Total Return Fund (MTR).......          77          115          146          256
Massachusetts Investors Trust (MIT).....................          75          109          137          237
Massachusetts Investors Growth Stock Fund (MIG).........          74          108          135          234
MFS-Registered Trademark- Growth Opportunities Fund
  (MGO).................................................          76          112          142          247


If you do NOT surrender your Contract, or if you annuitize at the end of the applicable time period, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets:


                                                            1 YEAR       3 YEARS      5 YEARS     10 YEARS
                                                          -----------  -----------  -----------  -----------
Money Market Series.....................................   $      19    $      59    $     101    $     219
High Yield Series.......................................          22           67          115          247
Capital Appreciation Series.............................          21           65          112          241
Government Securities Series............................          20           61          104          225
MFS-Registered Trademark- World Governments Fund
  (MWG).................................................          27           82          141          298
MFS-Registered Trademark- Bond Fund (MFB)...............          23           72          123          264
MFS-Registered Trademark- Total Return Fund (MTR).......          23           70          119          256
Massachusetts Investors Trust (MIT).....................          21           64          110          237
Massachusetts Investors Growth Stock Fund (MIG).........          20           63          108          234
MFS-Registered Trademark- Growth Opportunities Fund
  (MGO).................................................          22           67          115          247


THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE GREATER OR LOWER THAN THOSE SHOWN.

           CONDENSED FINANCIAL INFORMATION--ACCUMULATION UNIT VALUES



    The following information should be read in conjunction with the Variable Accounts financial statements appearing elsewhere in this Prospectus, all of which has been audited by Deloitte & Touche LLP, independent certified public accountants.



                                                1997                                                     1997
                                              ---------                                                ---------
MIT                                                      MWG
  Unit value                                             Unit value
    Beginning of period                       $ 33.9934  Beginning of period                           $ 21.7932
    End of period                             $ 44.1981  End of period                                 $ 21.6012
  Units outstanding end of period               668,603  Units outstanding end of period                  50,083
MIG                                                      CAS
  Unit value                                             Unit value
    Beginning of period                       $ 29.9956  Beginning of period                           $ 35.6224
    End of period                             $ 43.9157  End of period                                 $ 43.3190
  Units outstanding end of period               225,178  Units outstanding end of period                 680,351
MTR                                                      GSS
  Unit value                                             Unit value
    Beginning of period                       $ 29.9279  Beginning of period                           $ 18.7159
    End of period                             $ 33.2755  End of period                                 $ 20.1019
  Units outstanding end of period               759,684  Units outstanding end of period                 377,706
MGO                                                      HYS
  Unit value                                             Unit value
    Beginning of period                       $ 26.5992  Beginning of period                           $ 22.0500
    End of period                             $ 32.3990  End of period                                 $ 24.6550
  Units outstanding end of period               100,623  Units outstanding end of period                 161,891
MFB                                                      MMS
  Unit value                                             Unit value
    Beginning of period                       $ 19.3773  Beginning of period                           $ 15.2586
    End of period                             $ 21.1171  End of period                                 $ 15.8347
  Units outstanding end of period                86,309  Units outstanding end of period                 246,919

                     THIS PROSPECTUS IS A CATALOG OF FACTS

    This Prospectus contains information about the master group deferred annuity contract (the "Contract") which provides fixed benefits, variable benefits or a combination of both as elected by the Owner. It describes its uses and objectives, its benefits and costs, and the rights and privileges of the Owner and the Participant. It also contains information about the Company, the Variable Account, the Fixed Account and the Mutual Funds. It has been carefully prepared in non-technical language to help you decide whether the purchase of a Contract will fit the needs of your retirement plan. We urge you to read it carefully and retain it for future reference. The Contract has appropriate provisions relating to variable and fixed accumulation values and variable and fixed annuity payments. A Variable Annuity and a Fixed Annuity have certain similarities. Both provide that Purchase Payments, less certain deductions, will be accumulated prior to the Annuity Commencement Date. After the Annuity Commencement Date, annuity payments will be made to the Annuitant. The Company assumes the mortality and expense risks under the Contract, for which it receives certain amounts. The significant difference between a Variable Annuity and a Fixed Annuity is that under a Variable Annuity, all investment risk is assumed by the Owner and the Participant or Payee and the amounts of the annuity payments vary with the investment performance of the Variable Account; under a Fixed Annuity, the investment risk is assumed by the Company (except in the case of early withdrawals (See "Cash Withdrawals" and "Market Value Adjustment")) and the amounts of the annuity payments do not vary. However, the Owner bears the risk that the Guarantee Rate to be credited on amounts allocated to the Fixed Account may not exceed the minimum guaranteed rate of four percent (4%) for any Guarantee Period.


                             USES OF THE CONTRACTS


    The Contracts are designed for use in connection with retirement plans which meet the requirements of Section 401 (including Section 401(k)), Section 403,
Section 408(c), Section 408(k) or Section 408(p) of the Internal Revenue Code. Effective May 1,1990, no new Contracts will be issued for use in connection with deferred compensation plans established pursuant to Section 457 of the Code. Certain federal tax advantages are currently available to retirement plans which qualify as (1) self-employed individuals' retirement plans under Section 401;
(2) corporate or association retirement plans under Section 401; (3) annuity purchase plans sponsored by certain tax exempt organizations or public school systems under Section 403(b); and (4) employer or association of employees individual retirement accounts under Section 408(c), SEP-IRAs under Section 408(k) and Simple Retirement Accounts under Section 408(p). (See "Federal Tax Status").

    The   Contracts  are   also  designed   to  be   used  in   connection  with
non-tax-qualified deferred compensation and payroll savings plans.

    A Contract is issued to the Owner covering all present and future Participants. Each Participant receives a Certificate which evidences his or her participation in the Plan established by the Owner. For the purposes of determining benefits under the Plan, a Participant's Account is established for each Participant.

                           A WORD ABOUT THE COMPANY,
          THE VARIABLE ACCOUNT, THE FIXED ACCOUNT AND THE MUTUAL FUNDS

THE COMPANY


    The Company is a stock life insurance corporation incorporated under the laws of Delaware on January 12, 1970. Its Executive Office mailing address is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02181. It has obtained authorization to do business in forty-eight states, the District of Columbia and Puerto Rico, and it is anticipated that the Company will be authorized to do business in all states except New York. The Company issues life insurance policies and individual and group annuities. The Company has formed a wholly-owned subsidiary, Sun Life Insurance and Annuity Company of New York, which issues individual fixed and combination fixed/variable annuity contracts and group life and long-term disability insurance in New York. The Company's other active subsidiaries are Sun Capital Advisers, Inc., a registered investment adviser, Clarendon Insurance Agency, Inc., a registered broker-dealer that acts as the general distributor of the contracts and other annuity and life insurance contracts issued by the Company and its affiliates, Sun Life of Canada (U.S.) Distributors, Inc., a registered broker-dealer and investment adviser, New London Trust, F.S.B., a federally chartered savings bank, and Sun Life Financial Services Limited, which provides off-shore administrative services to the Company and Sun Life Assurance Company of Canada (Sun Life (Canada)).



    The Company is a wholly-owned subsidiary of Sun Life of Canada (U.S.) Holdings Inc. ("Life Holdco"), which, on December 18, 1997, became a wholly-owned subsidiary of Sun Life Assurance Company of Canada -- U.S. Operations Holdings, Inc. ("U.S. Holdco"). U.S. Holdco is a wholly-owned subsidiary of Sun Life (Canada), 150 King Street West, Toronto, Ontario, Canada. Sun Life (Canada) is a mutual life insurance company incorporated pursuant to an Act of Parliament of Canada in 1865 and currently transacts business in all of the Canadian provinces and territories, all U.S. states except New York, the District of Columbia, Puerto Rico, the Virgin Islands, Great Britain, Ireland, Hong Kong, Bermuda and the Philippines.


THE VARIABLE ACCOUNT

    The basic objective of a variable annuity contract is to provide variable annuity payments which to some degree will be responsive to changes in the economic environment, including inflationary forces and changes in rates of return available from various types of investments. The Contract is designed to seek to accomplish this objective by providing that the variable annuity payments (1) will reflect the investment performance of the Variable Account with respect to amounts allocated to the Variable Account before the Annuity Commencement Date, and (2) will reflect the investment performance of the Variable Account after that date. Since the Variable Account is always fully invested in Fund(s) shares, its investment performance reflects the investment performance of the Fund(s). Values of Fund(s) shares held by the Variable Account fluctuate and are subject to the risks of changing economic conditions as well as the risks inherent in the ability of the Fund(s)' management to make necessary changes in the Fund(s)' portfolios to anticipate changes in economic conditions. Therefore, the Owner bears the entire investment risk that the basic objectives of the Contract may not be realized, and that the adverse effects of inflation may not be lessened. There can be no assurance that the aggregate amount of variable annuity payments will equal or exceed the aggregate amount of Purchase Payments made with respect to a particular Participant's Account for the reasons described above or because of the premature death of a Payee.


    Another important feature of the Contracts related to their basic objective is the Company's promise that the dollar amount of variable annuity payments made during the lifetime of the Payee(s) will not be adversely affected by the actual mortality experience of the Company or by the actual expenses incurred by the Company in excess of expense deductions provided for in the Contract.


    Sun Life of Canada (U.S.) Variable Account D (the "Variable Account") was established by the Company on August 20,1985, pursuant to a resolution of its Board of Directors. Under Delaware insurance law and the terms of the Contracts, the income, gains or losses of the Variable Account are credited to or charged against the assets of the Variable Account without regard to the other income, gains or losses of the Company. These assets are held in relation to the Contracts described in this Prospectus and such other variable annuity contracts as may be issued by the Company and designated by it as providing benefits which vary in accordance with the investment performance of the Variable Account. Although the assets maintained in the Variable Account will not be charged with any liabilities arising out of any other business conducted by the Company, all obligations arising under the Contracts, including the promise to make annuity payments, are general corporate obligations of the Company.

    The Variable Account meets the definition of a separate account under the federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940. Registration with the Commission does not involve supervision of the management or investment practices or policies of the Variable Account or of the Company by the Commission.


    The assets of the Variable Account are divided into Sub-Accounts. Each Sub-Account invests exclusively in Class A shares of a specific Mutual Fund or, in the case of MFS/Sun Life Series Trust, in shares of a designated series of the Fund. All amounts allocated to the Variable Account will be used to purchase Fund(s) shares as designated by the Owner at their net asset value. Any and all distributions made by the Fund(s) with respect to the shares held by the Variable Account will be reinvested to purchase additional shares at their net asset value. Deductions from the Variable Account for cash withdrawals, loans, annuity payments, death benefits, Account Fees, contract charges against the assets of the Variable Account for the assumption of mortality and expense risks and any applicable taxes will, in effect, be made by redeeming the number of Fund(s) shares at their net asset value equal in total value to the amount to be deducted. The Variable Account will be fully invested in Fund(s) shares at all times.

THE FIXED ACCOUNT

    The Fixed Account is made up of all of the general assets of the Company other than those allocated to any separate account. Purchase Payments will be allocated to Guarantee Periods available in connection with the Fixed Account to the extent elected at the time of the establishment of a Participant's Account or as subsequently changed. The Company will invest the assets of the Fixed Account in those assets chosen by the Company and allowed by applicable state laws regarding the nature and quality of investments that may be made by life insurance companies and the percentage of their assets that may be committed to any particular type of investment. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments.


    The Company intends to invest Purchase Payments allocated to the Fixed Account primarily in debt instruments, as follows: (1) Securities issued by the U.S. Government or its agencies or instrumentalities, which issues may or may not be guaranteed by the U.S. Government; (2) Debt securities which have an investment grade, at the time of purchase, within the four highest grades assigned by Moody's Investors Services, Inc. (Aaa, Aa, A or Baa), Standard & Poor's Corporation (AAA, AA, A or BBB) or any other nationally recognized rating service; (3) Other debt instruments, including but not limited to, issues of or guaranteed by banks or bank holding companies and other corporations, which obligations, although not rated by Moody's or Standard & Poor's, are deemed by the Company's management to have an investment quality comparable to securities which may be purchased as stated above; and (4) Other evidences of indebtedness secured by mortgages or deeds of trust representing liens upon real estate. Notwithstanding the foregoing, the Company may also invest a portion of the Fixed Account in below investment grade debt instruments. Instruments rated Baa and/or BBB or lower normally involve a higher risk of default and are less liquid than higher rated instruments. If the rating of an investment grade debt security held by the Company is subsequently downgraded to below investment grade, the decision to retain or dispose of the security will be made based upon the Company's evaluation of the individual circumstances surrounding the downgrading and the prospects for continued deterioration, stabilization and/or improvement.


    The Company is not obligated to invest amounts allocated to the Fixed Account according to any particular strategy, except as may be required by applicable state insurance laws. Investment income from such Fixed Account assets will be allocated between the Company and all contracts participating in the Fixed Account, including the Contracts offered by this Prospectus, in accordance with the terms of such contracts.

    Fixed annuity payments made to Annuitants under the Contracts will not be affected by the mortality experience (death rate) of persons receiving such payments or of the general population. The Company assumes this "mortality risk" by virtue of annuity rates incorporated in the Contract which cannot be changed (except, as described under "Modification," with respect to Participants' Accounts established after the effective date of such modification). In addition, the Company guarantees that it will not increase charges for maintenance of the Contracts, regardless of its actual expenses (except as described under "Modification" with respect to Participants' Accounts established after the effective date of such modification).

    Investment income from the Fixed Account allocated to the Company includes compensation for mortality and expense risks borne by the Company in connection with contracts participating in the Fixed Account. The Company expects to derive a profit from this compensation. The amount of such investment income allocated to the Contracts will vary from Guarantee Period to Guarantee Period in the sole discretion of the Company. However, the Company guarantees that it will credit interest at a rate of not less than four percent (4%) per year, compounded annually, to amounts allocated to the Fixed Account under the Contract. The Company may credit interest at a rate in excess of four (4%) per year; however, the Company is not obligated to credit any interest in excess of four percent (4%) per year. There is no specific formula for the determination of excess interest credits. Such credits, if any, will be determined by the Company based on information as to expected investment yields. Some of the factors that the Company may consider in determining whether to credit interest to amounts allocated to the Fixed Account and the amount thereof, are general economic trends, rates of return currently available and anticipated on the Company's investments, regulatory and tax requirements and competitive factors. The Company's general investment strategy will be to invest amounts allocated to the Fixed Account in investment-grade debt securities and mortgages using immunization strategies with respect to the applicable Guarantee Periods. This includes, with respect to investments and average terms of investments, using dedication (cash flow matching) and/or duration matching to minimize the Company's risk of not achieving the rates it is crediting under Initial and Subsequent Guarantee Periods in volatile interest rate environments. ANY INTEREST CREDITED TO AMOUNTS ALLOCATED TO THE FIXED ACCOUNT lN SUBSEQUENT GUARANTEE PERIODS IN EXCESS OF FOUR PERCENT (4%) PER YEAR WILL BE DETERMINED IN THE SOLE DISCRETION OF THE COMPANY. THE OWNER ASSUMES THE RISK THAT INTEREST CREDITED TO FIXED ACCOUNT ALLOCATIONS MAY NOT EXCEED THE MINIMUM GUARANTEE OF FOUR PERCENT (4%) FOR ANY GIVEN YEAR.


    The Company is aware of no statutory limitations on the maximum amount of interest it may credit, and the Company's Board of Directors has set no limitations. However, inherent in the Company's exercise of discretion in this regard is the equitable allocation of distributable earnings and surplus among its various policyholders and contract owners and to its sole stockholder.


THE MUTUAL FUNDS

    The Company will allocate each Purchase Payment to either the Variable Account, the Fixed Account or both the Variable Account and the Fixed Account in accordance with the instructions of the Owner. Purchase Payments allocated to the Variable Account are used to purchase, at net asset value, shares of the Mutual Fund(s) described below, as specified by the Owner. IN THE CASE OF NON-TRUSTEED RETIREMENT PROGRAMS, SUCH AS SECTION 403(b) TAX-SHELTERED ANNUITIES AND NON-QUALIFIED DEFERRED COMPENSATION AND PAYROLL SAVINGS PLANS, PURCHASE PAYMENTS AILOCATED TO THE VARIABLE ACCOUNT MAY BE ALLOCATED ONLY TO SUB-ACCOUNTS INVESTING IN SHARES OF ONE OR MORE SERIES OF MFS-REGISTERED TRADEMARK-/SUN LIFE SERIES TRUST.

    The Owner designates the Fund(s) to which Purchase Payments attributable to the Contract are to be allocated. Allocation of Purchase Payments or transfer of Participant's Account values from one Fund to another may be changed or effected by the Owner pursuant to such terms and conditions as may be imposed by each Fund, in addition to those set forth in the Contract.

    The investment adviser of each of the Funds, Massachusetts Financial Services Company ("MFS"), is paid fees by the Funds for its services pursuant to investment advisory agreements. MFS, a Delaware corporation, is an affiliate of the Company. MFS also serves as investment adviser to the other funds in the MFS Family of Funds and to certain other investment companies established or distributed by MFS and/or the Company. MFS Institutional Advisers, Inc., a wholly-owned subsidiary of MFS, provides investment advice to substantial private clients. MFS and its predecessor organizations have a history of money management dating from 1924. MFS operates as an autonomous organization and the obligation of performance with respect to the investment advisory and underwriting agreements is solely that of MFS. The Company undertakes no obligation in this respect.


    A summary of the investment objectives of each Fund is contained in the description below. More detailed information with regard to the Funds, their investment objectives, policies and restrictions and their expenses may be found in the current prospectuses of the Funds and their Statements of Additional Information which may be obtained by calling 1-800-752-7215. A prospectus for each Fund must accompany this Prospectus and should be read in conjunction herewith.

MFS-REGISTERED TRADEMARK-/SUN LIFE SERIES TRUST


    MFS-Registered Trademark-/Sun Life Series Trust (the "Series Trust"), an open-end investment management company registered under the Investment Company Act of 1940, is composed of twenty-six independent portfolios of securities, each of which has separate investment objectives and policies. Shares of the Series Trust are issued in twenty-six series, each corresponding to one of the portfolios. Shares of four (4) of these series are available for investment by Owners of the Contracts offered by this Prospectus. Each Sub-Account of the Variable Account invests exclusively in shares of one such series. Additional portfolios may be added to the Series Trust which may or may not be available for investment by the Variable Account. Shares of the Series Trust will be sold only to separate accounts established by the Company and its affiliates to fund benefits under variable life insurance and variable annuity products, including the Contracts. Certain risks involved in funding benefits under both life insurance and annuity contracts are discussed in the prospectus of the Series Trust under the caption "Management of the Series Fund."



    (1) MONEY MARKET SERIES ("MMS") will seek maximum current income to the extent consistent with stability of principal by investing exclusively in money market instruments maturing in less than thirteen (13) months. An investment in this series is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the series will be able to maintain a stable asset value of $1.00 per share.


    (2) HIGH YIELD SERIES ("HYS") will seek high current income and capital appreciation by investing primarily in fixed income securities of U.S. and foreign issuers which may be in the lower rated categories or unrated (commonly known as "junk bonds") and which may include equity features. These securities generally involve greater volatility of price and risk to principal and income and less liquidity than securities in the higher rated categories. Any person contemplating allocating Purchase Payments to the Sub-Account investing in shares of the High Yield Series should review the risk disclosure in the Series Trust prospectus carefully and consider the investment risks involved.

    (3) CAPITAL APPRECIATION SERIES ("CAS") will seek capital appreciation by investing in securities of all types, with a major emphasis on common stocks.


    (4) GOVERNMENT SECURITIES SERIES ("GSS") will seek current income and preservation of capital by investing in U.S. Government and Government-related Securities.



MFS-REGISTERED TRADEMARK- WORLD GOVERNMENTS FUND ("MWG")


    The objectives  of MWG  are  to seek  preservation  and growth  of  capital, together with moderate current income through a professionally managed, internationally diversified portfolio consisting primarily of debt securities, and, to a lesser extent, equity securities.



MFS-REGISTERED TRADEMARK- BOND FUND ("MFB")

    MFB invests a major portion of its assets in "investment grade" debt securities. Its primary investment objective is to provide as high a level of current income as is believed to be consistent with prudent investment risk. A secondary objective is to protect shareholders' capital.


MFS-REGISTERED TRADEMARK- TOTAL RETURN FUND ("MTR")


    MTR's primary investment objective is to obtain above-average income consistent with what its management believes to be prudent employment of capital. While current income is the primary objective, the Fund believes that there also should be a reasonable opportunity for growth of capital and income, since many securities offering a better-than-average yield may also possess growth potential. Under normal market conditions, at least 25% of the Fund's assets will be invested in fixed income securities and at least 40% and no more than 75% of the Fund's assets will be invested in equity securities.



MASSACHUSETTS INVESTORS TRUST ("MIT")

    The objectives of MIT are to provide reasonable current income and long-term growth of capital and income. The Fund is believed to constitute a conservative medium for that portion of capital which an investor wishes to have invested in securities considered to be of high or improving investment quality. The assets of the Fund are normally invested in common stocks or securities convertible into common stocks. However, the Fund may hold its assets in cash or invest in commercial paper, repurchase agreements or other forms of debt securities either to provide reserves for future purchases of common stock or as a defensive measure in certain economic environments.


MASSACHUSETTS INVESTORS GROWTH STOCK FUND ("MIG")


    The investment objective of MIG is to provide long-term growth of capital and future income (rather than current income). To achieve this objective it is the policy of the Fund to keep its assets, except working cash balances, invested in the common stocks, or securities convertible into common stocks, of companies believed by the Fund's management to possess better-than-average prospects for long-term growth. Emphasis is placed on the selection of progressive, well-managed companies.



MFS-REGISTERED TRADEMARK- GROWTH OPPORTUNITIES FUND ("MGO")


    MGO's investment objective is to seek growth of capital. Dividend income, if any, is a consideration incidental to the objective of capital growth. The Fund maintains a flexible approach towards types of companies as well as types of securities, depending upon the economic environment and the relative attractiveness of the various securities markets. Generally, emphasis is placed upon companies believed to possess above average growth opportunities.


        PURCHASE PAYMENTS AND CONTRACT VALUES DURING ACCUMULATION PERIOD

PURCHASE PAYMENTS
(1) PLACE, AMOUNT AND FREQUENCY

    All Purchase Payments are to be paid to the Company at its Annuity Service Mailing Address.


    Completed Contract application forms, together with the initial Purchase Payment, are forwarded to the Company for acceptance. Upon acceptance, a
Contract and Certificate(s) are issued to the Owner and Participant(s), respectively, and the initial Purchase Payment is credited to the Participant's Account(s) in the form of Accumulation Units. The initial Purchase Payment must be applied within two (2) business days of the Company's receipt of a completed application. The Company may retain the Purchase Payment for up to five (5) business days while attempting to complete an incomplete application. If the application cannot be made complete within five (5) business days, the prospective Participant will be informed of the reasons for the delay and the Purchase Payment will be returned immediately unless the prospective Participant specifically consents to the Company's retaining the Purchase Payment until the application is made complete. Thereafter, Purchase Payments must be applied by the Company to the Participant's Account within two (2) business days of receipt. Subsequent Purchase Payments are applied at the end of the Valuation Period during which they are received by the Company.


    The amount of Purchase Payments may vary; however, the Company will not accept Purchase Payments to be allocated to a Participant's Account which, on an annualized basis, are less than $300 for the first Account Year, and each Purchase Payment must be at least $25. In addition, the prior approval of the Company is required before it will accept a Purchase Payment which would cause the value of a Participant's Account to exceed $1,000,000. lf the value of a Participant's Account exceeds $1,000,000, no additional Purchase Payments will be accepted without the prior approval of the Company.


    A Participant's Account shall be continued automatically in full force during the lifetime of the Participant until the Annuity Commencement Date or until the Participant's Account is withdrawn or the Contract is surrendered. Unless the Owner has surrendered the Contract or the Participant's Account has been withdrawn, Purchase Payments may be made at any time during the life of the particular Participant and before such Participant's Annuity Commencement Date.


(2) ALLOCATION OF NET PURCHASE PAYMENTS


    The net Purchase Payment is that portion of a Purchase Payment which remains after deduction of any applicable premium tax or similar tax. Each net Purchase Payment will be allocated to either the

Fixed Account or to Sub-Accounts of the Variable Account or to both Sub-Accounts and the Fixed Account in accordance with the allocation factors specified in the Participant Enrollment Form, or as subsequently changed.


    The allocation factors for new Payments between the Fixed Account and the Variable Account and among the Sub-Accounts may be changed by the Owner at any time by giving written notice of the change to the Company. Any change will take effect with the first Purchase Payment received with or after receipt of notice of the change by the Company and will continue in effect until subsequently changed.

ACCUMULATION ACCOUNT AND PARTICIPANT'S ACCOUNT

    The Company will establish an Accumulation Account for each Contract and will maintain the Accumulation Account during the Accumulation Period. The Contract's Accumulation Account value for any Valuation Period is equal to the sum of the variable accumulation values, if any, plus the fixed accumulation values, if any, of all Participants' Accounts under the Contract for that Valuation Period.

    The Company will establish a Participant's Account for each Participant under a Contract and will maintain the Participant's Account during the Accumulation Period. The Participant's Account value for any Valuation Period is equal to the sum of the variable accumulation value, if any, plus the fixed accumulation value, if any, of the Participant's Account for that Valuation Period.

VARIABLE ACCUMULATION VALUE
(1) CREDITING VARIABLE ACCUMULATION UNITS

    Upon receipt of a Purchase Payment by the Company, all or that portion, if any, of the net Purchase Payment to be allocated to any Sub-Accounts in accordance with the allocation factors will be credited to the Participant's Account in the form of Variable Accumulation Units. The number of particular Variable Accumulation Units to be credited is determined by dividing the dollar amount allocated to the particular Sub-Account by the Variable Accumulation Unit value for the particular Sub-Account for the Valuation Period during which the Purchase Payment is received by the Company.

(2) VARIABLE ACCUMULATION UNIT VALUE

    The Variable Accumulation Unit value for each Sub-Account was established at $10.00 for the first Valuation Period of the particular Sub-Account. The
Variable  Accumulation  Unit  value  for  the  particular  Sub-Account  for  any subsequent Valuation Period is determined by methodology which is the mathematical equivalent of multiplying the Variable Accumulation Unit value for the particular Sub-Account for the immediately preceding Valuation Period by the Net Investment Factor for the particular Sub-Account for such subsequent Valuation Period. The Variable Accumulation Unit value for each Sub-Account for any Valuation Period is the value determined as of the end of the particular Valuation Period and may increase, decrease or remain the same from Valuation
Period to Valuation Period in accordance with the Net Investment Factor described below. For a hypothetical example of the calculation of the value of a Variable Accumulation Unit, see Appendix A.

(3) VARIABLE ACCUMULATION VALUE

    The variable accumulation value of a Contract, if any, for any Valuation Period is equal to the sum of the value of all Variable Accumulation Units credited to all Participant's Accounts under the Contract for such Valuation Period.

    The variable accumulation value of a Participant's Account, if any, for any Valuation Period is equal to the sum of the value of all Variable Accumulation Units credited to the Participant's Account for such Valuation Period.

(4) NET INVESTMENT FACTOR

    The Net Investment Factor is an index applied to measure the investment performance of a Sub-Account from one Valuation Period to the next. The Net Investment Factor may be greater or less than or equal to one; therefore the value of a Variable Accumulation Unit may increase, decrease or remain the same.

    The Net Investment Factor for any Sub-Account for any Valuation Period is determined by dividing (a) by (b) and then subtracting (c) from the result where

    (a) is the net result of:

        (1) the net asset value of a Fund share held in the Sub-Account determined as of the end of the Valuation Period, plus

        (2) the per share amount of any dividend or other distribution declared by the Fund issuing the shares held in the Sub-Account if the "ex-dividend" date occurs during the Valuation Period, plus or minus

        (3) a per share credit or charge with respect to any taxes paid or reserved for by the Company during the Valuation Period which are determined by the Company to be attributable to the operation of the Sub-Account (no federal income taxes are applicable under present law).

    (b) is the net asset value of a Fund share held in the Sub-Account determined as of the end of the preceding Valuation Period; and

    (c) is the risk charge factor determined by the Company for the Valuation Period to reflect the charge for assuming the mortality and expense risks.

FIXED ACCUMULATION VALUE
(1) INITIAL AND SUBSEQUENT GUARANTEE PERIODS

    The Owner elects  an Initial Guarantee  Period of one  (1), three (3),  five
(5), or seven (7) years or any combination thereof. The period(s) elected will determine the Initial Guarantee Rate(s) and the Purchase Payment or portion thereof allocated to the particular Initial Guarantee Period (less any surrenders, loans and applicable premium taxes, if any,) will earn interest at the Initial Guarantee Rate during the Initial Guarantee Period.

    Unless a Participant's Account is surrendered, a Subsequent Guarantee Period will automatically commence at the end of an Initial Guarantee Period or another Subsequent Guarantee Period. Each Subsequent Guarantee Period will be of the same duration as the previous Initial or Subsequent Guarantee Period unless the Owner elects, within the thirty (30) day period prior to the end of the previous Initial or Subsequent Guarantee Period, a different Subsequent Guarantee Period from among those Subsequent Guarantee Periods being offered by the Company at such time. The Guarantee Rate for the Guarantee Period automatically applied in these circumstances may be higher or lower than the Guarantee Rate for other Guarantee Periods. The Owner will not receive prior written notice of the Guarantee Rate for any Guarantee Period automatically applied and a Market Value Adjustment will be applied to any amounts withdrawn from the Fixed Account (except in the case of the death of the Participant prior to the Annuity Commencement Date or annuitization over a period of at least five (5) years).

(2) CREDITING FIXED ACCUMULATION UNITS

    Upon receipt of a Purchase Payment by the Company, all or that portion, if any, of the net Purchase Payment to be allocated to the Fixed Account in accordance with the allocation factor will be credited to the Participant's Account in the form of Fixed Accumulation Units. Fixed Accumulation Units are established and valued separately for the one (1), three (3), five (5) and seven
(7) year Guarantee Periods. The number of particular Fixed Accumulation Units to be credited is determined by dividing the dollar amount allocated to a Guarantee Period by the Fixed Accumulation Unit value of the particular type of Fixed Accumulation Unit for the Valuation Period during which the Purchase Payment is received by the Company.

(3) FIXED ACCUMULATION UNIT VALUE

    The Fixed Accumulation Unit value for each type of Fixed Accumulation Unit is established at $10.00 for the first Valuation Period of the calendar month in which a Purchase Payment is credited to the Participant's Account and will increase for each successive Valuation Period as interest is accrued. All

Participants' Accounts established in a particular calendar month for a particular Guarantee Period and at a particular Initial Guarantee Rate, as specified in advance by the Company from time to time, will use the same series of Fixed Accumulation Unit values throughout the Initial Guarantee Period.

    At the end of the Initial Guarantee Period the Fixed Accumulation Units credited to a Participant's Account will be exchanged for a second type of Fixed Accumulation Unit with an equal aggregate value. The value of this second type of Fixed Accumulation Unit will increase for each Valuation Period during each Subsequent Guarantee Period as interest is accrued at the Subsequent Guarantee Rate which shall have been determined by the Company prior to the first day of each Subsequent Guarantee Period.

(4) FIXED ACCUMULATION VALUE

    The fixed accumulation value of a Participant's Account, if any, for any Valuation Period is equal to the sum of the values of all Fixed Accumulation Units credited to the Participant's Account for such Valuation Period.

(5) INITIAL AND SUBSEQUENT GUARANTEE RATES


    The Company periodically will establish applicable Initial and Subsequent Guarantee Rates for the four Guarantee Periods. Current Rates may be changed by the Company frequently or infrequently depending on interest rates available to the Company and other factors as described below, but once established, rates will be guaranteed for the respective Guarantee Periods. Fixed Accumulation Units will be subject to any applicable withdrawal charge and/or Account Fee and may be subject to a market value adjustment on surrender or withdrawal (See "Market Value Adjustment").


    The Company will credit interest to the fixed portion of a Participant's Account at a rate of not less than four percent (4%) per year, compounded annually. Once the Initial or Subsequent Guarantee Rate applicable to a specific Fixed Accumulation Unit is established by the Company, it may not be changed for the balance of the Guarantee Period.

    The Company has no specific formula for determining the rate of interest that it will declare as an Initial or Subsequent Guarantee Rate, as these rates will be reflective of interest rates available on the types of debt instruments in which the Company intends to invest Purchase Payments allocated to the Fixed Account (See "The Fixed Account"). In addition, the Company's management may consider other factors in determining Initial or Subsequent Guarantee Rates for a particular duration including: regulatory and tax requirements; sales commissions and administrative expenses borne by the Company; general economic trends; and competitive factors.

    The Owner bears the risk that the Guarantee Rate to be credited on amounts allocated to the Fixed
Account may not exceed the minimum guaranteed rate of four percent (4%) for any Guarantee Period.

CONVERSION OF ACCUMULATION UNITS

    During the Accumulation Period the Owner may, upon written request received by the Company, convert the value of a designated number of Fixed Accumulation Units then credited to a Participant's Account into other Fixed Accumulation Units having an equal aggregate value but having a different Guarantee Period or into Variable Accumulation Units of particular Sub-Accounts having an equal aggregate value, or convert the value of a designated number of Variable
Accumulation Units then credited to the Participant's Account into other Variable Accumulation Units and/or Fixed Accumulation Units having an equal aggregate value. These transfers/conversions shall, however, be subject to the following conditions: (1) not more than twelve (12) conversions may be made in any Account Year; and (2) the value of Accumulation Units converted may not be less than $1,000 unless all of the Fixed Accumulation Units and/or all of the Variable Accumulation Units of a particular Sub-Account credited to the Participant's Account are being converted. IN ADDITION, TRANSFERS/CONVERSIONS INVOLVING FIXED ACCUMULATION UNITS WITH THREE (3), FIVE (5) OR SEVEN (7) YEAR GUARANTEE PERIODS WILL BE SUBJECT TO A MARKET VALUE ADJUSTMENT (SEE "MARKET VALUE ADJUSTMENT" ON PAGE 23), AND TRANSFERS/CONVERSIONS INVOLVING VARIABLE ACCUMULATION UNITS SHALL BE SUBJECT TO SUCH TERMS AND CONDITIONS AS MAY BE IMPOSED BY EACH FUND. The conversion will be made using the Accumulation Unit values for the Valuation Period during which the request for conversion is received by the Company. Under current tax law there will not be any tax liability to the Owner if the Owner makes a conversion of Accumulation Units.

         CASH WITHDRAWALS, WITHDRAWAL CHARGES, MARKET VALUE ADJUSTMENT
                               AND LOAN PROVISION

CASH WITHDRAWALS

    At any time before the Annuity Commencement Date and during the lifetime of the Participant, the Owner may elect to receive a cash withdrawal payment from the Company. Any such election shall specify the amount of the withdrawal and will be effective on the date that it is received by the Company. For withdrawals in excess of $5,000, the signature of the Owner must be guaranteed by a member firm of the New York, American, Boston, Midwest, Philadelphia, or Pacific Stock Exchange, or by a commercial bank (not a savings bank) which is a member of the Federal Deposit Insurance Corporation, or, in certain cases, by a member firm of the National Association of Securities Dealers, Inc. which has entered into an appropriate agreement with the Company. This requirement may be waived by the Company. In some cases, for example requests by a corporation, partnership, agent or fiduciary, the Company will require additional documentation of a customary nature.

    The Owner may request a full surrender or a partial withdrawal. A full surrender will result in a cash withdrawal payment equal to the value of the Participant's Account at the end of the Valuation Period during which the election becomes effective less the Account Fee and any applicable withdrawal charge and/or unpaid Net Loan Interest, plus or minus any applicable Market Value Adjustment. A request for a partial withdrawal will result in the cancellation of Accumulation Units with an aggregate value equal to the dollar amount requested, and the Participant will receive the specified amount, less any applicable Account Fee and any withdrawal charge and/or unpaid Net Loan Interest and plus or minus any applicable Market Value Adjustment. If a partial withdrawal is requested which would leave a Participant's Account value of less than the Account Fee, then such partial withdrawal will be treated as a full surrender. Partial withdrawals may be restricted by the maximum loan limitation. The Account Fee and any applicable withdrawal charge and/or unpaid Net Loan Interest will be deducted from the Participant's Account before the application of the Market Value Adjustment.


    UNLESS INSTRUCTED TO THE CONTRARY, the Company will cancel Fixed Accumulation Units and Variable Accumulation Units of the particular Sub-Accounts in the same proportion that the total value of Fixed Accumulation Units and Variable Accumulation Units of the particular Sub-Accounts then credited to the Participant's Account bear to the value of the Participant's Account at the end of the Valuation Period during which the election becomes effective. Since Fixed Accumulation Units with a three (3), five (5) or seven
(7) year Guarantee Period are subject to a Market Value Adjustment in addition to any applicable withdrawal charge, an Owner electing a cash withdrawal payment should carefully consider whether Fixed Accumulation Units and/or Variable Accumulation Units should be canceled to provide the requested payment.


    The Company, upon request, will advise the Owner or Participant of the amounts that would be payable in the event of a full surrender or partial withdrawal.

    Any cash withdrawal payment will be paid within seven (7) days from the date the election becomes effective, except as the Company may be permitted to defer such payment in accordance with the Investment Company Act of 1940 and applicable state insurance law. Deferral of amounts withdrawn from the Variable Account is currently permissible only (1) for any period (a) during which the New York Stock Exchange is closed other than customary week-end and holiday closings, or
(b) during which trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission, (2) for any period during which an emergency exists as a result of which (a) disposal of securities held by the Fund(s) is not reasonably practicable, or (b) it is not reasonably practicable to determine the value of the net assets of the Fund(s) or (3) for such other periods as the Securities and Exchange Commission may by order permit for the protection of security holders. The Company reserves the right to defer the payment of amounts withdrawn from the Fixed Account for a period not to exceed six (6) months from the date written request for such withdrawal is received by the Company.

    Since the Qualified Contracts offered by this Prospectus will be issued in connection with retirement plans which meet the requirements of Section 401,
Section 403, Section 408(c), Section 408(k) and

Section 408(p) of the Internal Revenue Code, reference should be made to the terms of the particular retirement plan for any limitations or restrictions on cash withdrawals. For special restrictions applicable to withdrawals from Contracts used with Tax-Sheltered Annuities established pursuant to Section 403(b) of the Internal Revenue Code, see "Section 403(b) Annuities" below.


    A cash withdrawal under either a Qualified Contract or Non-Qualified Contract offered by this Prospectus also may result in a tax penalty. The tax consequences of a cash withdrawal payment under both Qualified and Non-Qualified Contracts should be carefully considered (See "Federal Tax Status").


WITHDRAWAL CHARGES

    If a cash withdrawal payment is made, a withdrawal charge may be assessed by the Company. Up to ten percent (10%) of Purchase Payments credited to a Participant's Account for less than seven (7) years may be withdrawn in any Account Year on a non-cumulative basis without the imposition of a withdrawal charge. Amounts withdrawn from a Participant's Account in excess of ten percent (10%) will be subject to a withdrawal charge assessed against Purchase Payments credited to the Participant's Account (not against the accumulated value of the Participant's Account) as follows:

         NUMBER OF
     YEARS PAYMENTS IN
   PARTICIPANT'S ACCOUNT         WITHDRAWAL CHARGE
---------------------------  -------------------------
                 1                          6%
                 2                          6%
                 3                          5%
                 4                          4%
                 5                          3%
                 6                          2%
                 7                          1%
                 8                          0%

    To effect a full surrender or partial withdrawal, the oldest previously unliquidated Payment will be deemed to have been liquidated first, then the next oldest and so forth. Once all Payments have been withdrawn, additional amounts withdrawn will be attributed to accumulated value.

    No withdrawal charge is imposed upon amounts withdrawn from a Participant's Account to provide a death benefit or to purchase an annuity (provided that the payment under the Annuity Option elected is over a period of at least five (5) years), nor is any withdrawal charge imposed upon amounts withdrawn after a Participant's Account has been established for twelve (12) years, irrespective of when a Purchase Payment or a cash withdrawal payment is made. Also no withdrawal charge is imposed upon the conversion of Accumulation Units. HOWEVER, EXCEPT IN THE CASE OF DEATH OR ANNUITIZATION, ALL WITHDRAWALS FROM THE FIXED ACCOUNT OF AMOUNTS WITH A THREE (3), FIVE (5) OR SEVEN (7) YEAR GUARANTEE PERIOD ARE SUBJECT TO A MARKET VALUE ADJUSTMENT AS DESCRIBED BELOW IN ADDITION TO ANY APPLICABLE WITHDRAWAL CHARGES.

    In no event shall the aggregate withdrawal charges assessed against a Participant's Account exceed six percent (6%) of the aggregate Purchase Payments made to a Participant's Account. The Company may, upon notice to the Owner, modify the withdrawal charges provided that such modification shall apply only to Participants' Accounts established after the effective date of such modification.


    For illustrative examples of withdrawals, surrenders, withdrawal charges and the market value adjustment, see Appendix B.


SECTION 403(b) Annuities

    The Internal Revenue Code imposes restrictions on cash withdrawals from Contracts used with Section 403(b) Annuities. In order for these Contracts to receive tax deferred treatment, the Contract must provide that cash withdrawals of amounts attributable to salary reduction contributions (other than withdrawals of Accumulation Account value as of December 31, 1988 ("Pre-1989 Account Value")) may be made only when the Contract Owner attains age 59 1/2, separates from service with the employer, dies or becomes disabled (within the meaning of Section 72(m)(7) of the Code). These restrictions apply to any growth or interest on or after January 1, 1989 on Pre-1989 Account Value, salary reduction contributions made on or after January 1, 1989, and any growth or interest on such contributions ("Restricted Account Value").


    Withdrawals of Restricted Account Value are also permitted in cases of financial hardship, but only to the extent of contributions; earnings on contributions cannot be withdrawn for hardship reasons. While specific rules defining hardship have not been issued by the Internal Revenue Service, it is expected that to qualify for a hardship distribution, the Owner must have an immediate and heavy bona fide financial need and lack other resources reasonably available to satisfy the need. Hardship withdrawals (as well as certain other premature withdrawals) will be subject to a ten percent (10%) tax penalty, in addition to any withdrawal charge applicable under the Contract (See "Federal Tax Status"). Under certain circumstances the 10% tax penalty may not apply if the withdrawal is made to pay medical expenses.



    Under the terms of a particular Section 403(b) plan, the Owner may be entitled to transfer all or a portion of the Accumulation Account value to one or more alternative funding options. Contract Owners should consult the documents governing their plan and the person who administers the plan for information as to such investment alternatives.


    For information on the federal income tax withholding rules that apply to distributions from Qualified Contracts (including Section 403(b) Annuities) see "Federal Tax Status".

MARKET VALUE ADJUSTMENT

    Any cash withdrawal from the Fixed Account of amounts with a three (3), five
(5) or seven (7) year Guarantee Period will be subject to a Market Value Adjustment ("MVA"), except in the case of payment of a guaranteed death benefit, or in the event of annuitization over a payout period of at least five (5) years. The MVA will be applied to the amount being withdrawn after deduction of any applicable Account Fee, withdrawal charge and/or unpaid Net Loan Interest.

    The MVA will reflect the relationship between the Current Rate for the Guarantee Period of the amount being surrendered and the Guarantee Rate applicable to the amount being surrendered. It also reflects the time remaining in the Guarantee Period. Generally, if the Guarantee Rate is lower than the applicable Current Rate, then the application of the MVA will result in a lower payment upon surrender. Similarly, if the Guarantee Rate is higher than the applicable Current Rate, the application of the MVA will result in a higher payment upon surrender. If the Current Rate and the Guarantee Rate are the same, then the MVA is zero.

    The Market Value Adjustment is determined by the application of the following formula:

       .75 (A-B) x C/12 where:

       A = interest rate being credited to the amount being surrendered (Guarantee Rate);

       B = the rate the Company has established at the time of surrender on allocations to Initial or Subsequent Guarantee Periods with the same Guarantee Period as that of the amount being surrendered (Current Rate); and

       C = the months remaining in the Guarantee Period of the amount being surrendered.

    For example, assume Purchase Payments are allocated to the Fixed Account for a Guarantee Period of five (5) years and the Guarantee Rate is five percent (5%) per year. Assume at the end of three (3) years this amount is surrendered. If the Current Rate for five (5) years is four percent (4%), then the amount payable after application of the MVA will increase. On the other hand, if the Current Rate is higher than the Guarantee Rate, for example, six percent (6%), the application of the MVA will cause a decrease in the amount payable upon surrender.

    Since current yields are based in part upon the investment yields available to the Company, the effect of the MVA will be closely related to the levels of such yields. It is possible, therefore, that should such yields increase significantly from the time Purchase Payments are allocated to the Fixed Account, with the application of the MVA, Account Fee, withdrawal charges and/or unpaid Net Loan Interest the amount payable upon surrender could be less than the original Purchase Payment.

    The Company may, upon notice to the Owner, modify the MVA formula, provided that such modification shall apply only to Participants' Accounts established after the effective date of such modification.

    See Appendix C for additional illustrations of the application of the MVA.

LOANS (QUALIFIED CONTRACTS ONLY)

    Loans will be permitted (to the extent permitted by Plans) UNDER QUALIFIED CONTRACTS ONLY. The maximum loan amount is the amount determined under the Company's maximum loan formula for qualified plans. The minimum loan amount is $1,000. Loans will be secured by a security interest in the Contract. Loans are subject to applicable retirement program legislation and their taxation is determined under the Federal income tax laws. The amount borrowed may be subject to the Market Value Adjustment described above. A negative Market Value Adjustment will result in a higher effective loan interest rate. The amount borrowed will be transferred to a fixed minimum guarantee accumulation account in the Company's general account where it will accrue interest at a specified rate below the then current loan interest rate established by the Company. The latter rate is the maximum fixed interest rate established by state regulatory authorities. Generally, loans must be repaid within five (5) years.

    The amount of the death benefit, the amount payable on a full surrender and the amount applied to provide an annuity on the Annuity Commencement Date will be reduced to reflect any unpaid Net Loan Interest. Partial withdrawals may be restricted by the maximum loan limitation.

    The tax consequences of a loan from the Contract (or the pledge of the Contract as collateral for a loan) should be carefully considered (See "Federal Tax Status").

    Additional information regarding loans under Qualified Contracts will be provided by the Company upon request.

                                 DEATH BENEFIT


DEATH BENEFIT PROVIDED BY THE CONTRACTS



    In the event of the death of the Participant prior to the Annuity Commencement Date, the Company will pay a death benefit to the Beneficiary. If there is no designated Beneficiary living on the date of death of the Participant, the Company will, upon receipt of Due Proof of Death of both the Participant and the designated Beneficiary, pay the death benefit in one lump sum to the estate of the Participant. If the death of the Participant occurs on or after the Annuity Commencement Date, no death benefit will be payable under the Contract except as may be provided under the Annuity Option elected.


ELECTION AND EFFECTIVE DATE OF ELECTION

    During the lifetime of the Participant and prior to the Annuity Commencement Date, the Owner may elect to have the value of the Participant's Account applied under one or more Annuity Options to effect a Variable Annuity or a Fixed Annuity or a combination of both for the Beneficiary as Payee after the death of the Participant. If no election of a method of settlement of the death benefit by the Owner is in effect on the date of death of the Participant, the Beneficiary may elect (a) to receive the death benefit in the form of a cash payment; or (b) to have the value of the Participant's Account applied under one or more of the Annuity Options (on the Annuity Commencement Date described under "Payment of Death Benefit") to effect a Variable Annuity or a Fixed Annuity or a combination of both for the Beneficiary as Payee. Either election described above may be made by filing with the Company a written election in such form as the Company may require. Any election of a method of settlement of the death benefit by the Owner (or by the Participant, as permitted by the Plan) will become effective on the date it is received by the Company. Any election of a method of settlement of the death benefit by the Beneficiary will become effective on the later of: (a) the date the election is received by the Company; or (b) the date due proof of the death of the Participant and any required release or consent from any inheritance taxing authority or surviving spouse, if applicable, is received by the Company. If an election by the Beneficiary is not received by the Company within sixty (60) days following the date due proof of the death of the Participant and any required release or consent is received by the Company, the Beneficiary will be deemed to have elected a cash payment as of the last day of the sixty (60) day period.

    In all cases, no Participant or Beneficiary shall be entitled to exercise any rights that would adversely affect the treatment of the Contract as an annuity contract under the Internal Revenue Code.

    Reference should be made to the terms of the particular retirement plan and any applicable legislation for any limitations or restrictions on the election of a method of settlement and payment of the death benefit.

PAYMENT OF DEATH BENEFIT


    If the death benefit is to be paid in cash to the Beneficiary, payment will be made within seven (7) days of the date the election becomes effective or is deemed to become effective, except as the Company may be permitted to defer any such payment of amounts derived from the Variable Account in accordance with the Investment Company Act of 1940. If the death benefit is to be paid in one lump sum to the estate of the deceased Participant, payment will be made within seven
(7) days of the date due proof of the death of the Participant and the Beneficiary is received by the Company. If settlement under one or more of the Annuity Options is elected by the Owner with respect to the Participant's Account, the Annuity Commencement Date will be the first day of the second calendar month following the date due proof of the death of the Participant and the Beneficiary, if any, is received by the Company. In the case of an election by the Beneficiary, the Annuity Commencement Date will be the first day of the second calendar month following the effective date of the election. An Annuity Commencement Date later than that described above may be elected by an Owner or a Beneficiary subject to certain restrictions (See "Annuity Commencement Date").


AMOUNT OF DEATH BENEFIT

    The death benefit is equal to the greater of the value of the Participant's Account or total Purchase Payments made with respect to the Participant's Account, minus the sum of all withdrawals and loans. The death benefit will be reduced by any unpaid Net Loan Interest. No Market Value Adjustment will be applied to amounts derived from the Fixed Account. The Accumulation Unit values used in determining the amount of the death benefit will be the values for the Valuation Period during which due proof of the death of the Participant is received by the Company if settlement is elected by the Owner (or the Participant, if permitted by the Plan) under one or more of the Annuity Options or, if no election by the Owner is in effect, either the values for the Valuation Period during which an election by the Beneficiary either becomes effective or is deemed effective, or the values for the Valuation Period during which due proof of the death of both the Participant and the designated Beneficiary is received by the Company if the amount of the death benefit is to be paid in one sum to the deceased Participant's estate.

                     HOW THE CONTRACT CHARGES ARE ASSESSED

    As more fully described below, charges under the Contract offered by this Prospectus are assessed in three ways: (1) as deductions for administrative expenses and, if applicable, for premium taxes; (2) as charges against the assets of the Variable Account for the assumption of mortality and expense risks; and (3) as withdrawal charges (contingent deferred sales charges). In addition, certain deductions are made from the assets of the Fund(s) for investment management fees and expenses. These fees and expenses are described in the Funds' prospectuses and Statements of Additional Information.

ACCOUNT FEE

    Each year on the Account Anniversary, the Company deducts from each Participant's Account an annual account administration fee ("Account Fee") to reimburse it for administrative expenses relating to the Contract and the Participant's Account. If the Participant's Account is surrendered for its full value on other than the Account Anniversary, the Account Fee will be deducted in full at the time of such surrender. The Account Fee will be deducted in equal amounts from the Fixed Account and each Sub-Account in which the Participant has Accumulation Units at the time of such deduction. On the Annuity

Commencement Date, the value of the Participant's Account will be reduced by a proportionate amount of the Account Fee to reflect the time elapsed between the last Account Anniversary and the day before the Annuity Commencement Date. After the Annuity Commencement Date, the Account Fee will be deducted pro rata from each annuity payment made during the year.

    The amount of the Account Fee assessed against each Participant's Account is based on total Purchase Payments credited to all Participants' Accounts under a Contract in accordance with the following schedule:


   PURCHASE PAYMENTS      ACCOUNT FEE
------------------------  -----------
up to $250,000                $25
$250,000 to $1,499,999        $18
$1,500,000 to $4,999,999      $15
$5,000,000 and over           $12



    The level of Purchase Payments credited to all Participants' Accounts under a Contract is reviewed semi-annually and the Account Fee to be assessed against Participants' Accounts during the next six (6) month period is determined. Once Purchase Payments credited to all Participants' Accounts under a Contract reach a level which produces a lower Account Fee, the Account Fee applicable to existing Participants' Accounts under the Contract will not be increased irrespective of subsequent withdrawals from Participants' Accounts under the Contract. The Contract provides that the Company may modify the Account Fee provided that such modification shall apply only with respect to Participants' Accounts established after the effective date of such modification (See "Modification").


PREMIUM TAXES


    A deduction, when applicable, is made for premium or similar state or local taxes. The amount of such applicable tax varies by jurisdiction and is subject to change by the legislature or other authority. In many jurisdictions, there is no premium tax at all. The Company believes that such premium taxes or similar taxes currently range from 0% to 3.50%. For more complete information, a tax adviser should be consulted. It is currently the policy of the Company to deduct the tax from the amount applied to provide an annuity at the time annuity payments commence; however, the Company reserves the right to deduct such taxes on or after the date they are incurred.


CHARGES AGAINST THE VARIABLE ACCOUNT FOR MORTALITY AND EXPENSE RISKS

    The mortality risk assumed by the Company arises from the contractual obligation to continue to make annuity payments to each Annuitant regardless of how long the Annuitant lives and regardless of how long all annuitants as a group live. This assures each annuitant that neither the longevity of fellow annuitants nor an improvement in life expectancy generally will have an adverse effect on the amount of any annuity payment received under the Contract. The Company assumes this mortality risk by virtue of annuity rates incorporated into the Contract which cannot be changed except with respect to Participants' Accounts established after the effective date of such change, as provided in the section of this Prospectus entitled "Modification." The expense risk assumed by the Company is the risk that the administrative charges provided in the Contract may be insufficient to cover the actual total administrative expenses incurred by the Company.

    For assuming these risks, the Company makes a deduction from the Variable Account at the end of each Valuation Period during both the Accumulation Period and after annuity payments begin. The amount of this deduction is based on all Variable Accumulation Units credited to a Participant's Account or on all Variable Annuity Units credited to a Participant's Account, as the case may be.

    The rate of this deduction varies and is based on total Purchase Payments credited to all Participants' Accounts under a Contract in accordance with the following schedule:

   PURCHASE PAYMENTS      ASSET CHARGE
------------------------  ------------
up to $250,000                  1.30%
$250,000 to $1,499,999          1.25%
$1,500,000 to $4,999,999        1.10%
$5,000,000 and over             0.95%


    The level of Purchase Payments credited to all Participants' Accounts under a Contract is reviewed semi-annually and the asset charge for the next six (6) month period is determined. The rate of this deduction may be changed semi-annually by the Company but in no event may it exceed 1.30% on an annual basis except as provided in the section of this Prospectus entitled
"Modification." Once Purchase Payments credited to all Participants' Accounts under a Contract reach a level which produces a lower asset charge, the asset charges applicable to existing Participants' Accounts under the Contract will not be increased irrespective of subsequent withdrawals from Participants' Accounts under the Contract. The Company does not believe it is feasible to identify precisely that portion of the deduction applicable to either the mortality risk or expense risk, but estimates that a reasonable allocation would be 0.80% for the mortality risk at all asset charge levels, and 0.50%, 0.45%, 0.30% or 0.15% for the expense risk with respect to the asset charges described above. If the deduction is insufficient to cover the actual cost of the mortality and expense risk undertaking, the Company will bear the loss. Conversely, if the deduction proves more than sufficient, the excess will be profit to the Company and would be available for any proper corporate purpose including, among other things, payment of distribution expenses. The Company will recoup its expected costs associated with registering and distributing the Contracts by the assessment of the withdrawal charges (contingent deferred sales charges). However, the withdrawal charges may prove to be insufficient to cover actual distribution expenses. If this is the case, the deficiency will be met from the Company's general corporate funds which may include amounts derived from the mortality and expense risk charges.


    The  Contract  provides  that  the Company  may  modify  the  asset charges;
however, such modification shall apply only with respect to Participants' Accounts established after the effective date of such modification (See "Modification").

WITHDRAWAL CHARGES


    No deduction for sales charges is made from Purchase Payments. However, a withdrawal charge (i.e., a contingent deferred sales charge), when applicable, will be used to cover certain expenses relating to the sale of the Contract, including commissions paid to sales personnel, the costs of preparation of sales literature and other promotional costs and acquisition expenses. Gross commissions paid on the sale of these contracts are not more than 5.5% of the Purchase Payments (See "Cash Withdrawals" and "Withdrawal Charges").


                               ANNUITY PROVISIONS

ANNUITY COMMENCEMENT DATE


    Annuity payments will begin on the Annuity Commencement Date which is selected by the Owner (or by the Participant, if permitted by the Plan) at the time the Participant's Account is established. This date may be changed from time to time by the Owner by written notice to the Company, provided that notice of each change is received by the Company at least thirty (30) days prior to the then current Annuity Commencement Date and the new Annuity Commencement Date is a date which is: (1) at least thirty (30) days after the date notice of the change is received by the Company; (2) the first day of a month; and (3) not later than the first day of the first month following the Participant's 85th birthday, unless otherwise restricted in the case of a Qualified Contract by the particular retirement plan or by applicable law. In most situations, current law requires that the Annuity Commencement Date under a Qualified Contract be no later than April 1 following the year the Annuitant reaches age 70 1/2 (or, for Qualified Contracts other than IRAs, no later than April 1 following the year the Annuitant retires, if later than the year the Annuitant reaches age 70 1/2), and the terms of the particular retirement plan may impose additional limitations. The Annuity Commencement Date may also be changed by an election of an Annuity Option as described in the Death Benefit section of this Prospectus.



    On the Annuity Commencement Date the Participant's Account will be canceled and its adjusted value will be applied to provide an annuity under one of the options described below. No withdrawal charge or Market Value Adjustment will be applied: (1) if annuitization occurs after the twelfth (12th) Account Anniversary; or (2) provided that payment is over a period of at least five (5) years. The asset charge applied after annuity payments begin will be the same as that in effect for the Participant's Account on the Annuity Commencement Date. NO PAYMENTS MAY BE REQUESTED UNDER THE CONTRACT'S CASH WITHDRAWAL PROVISIONS ON OR AFTER THE ANNUITY COMMENCEMENT DATE AND NO CASH WITHDRAWAL WILL BE PERMITTED EXCEPT AS MAY BE AVAILABLE UNDER THE ANNUITY OPTION ELECTED.


    Since the Contracts offered by this Prospectus will be issued in connection with retirement plans which meet the requirements of Section 401 (including
Section 401(k)), Section 403, Section 408(c), Section 408(k) or Section 408(p) of the Internal Revenue Code as well as non-qualified deferred compensation and payroll savings plans, reference should be made to the terms of the particular Plan for any limitations or restrictions on the Annuity Commencement Date.

ELECTION--CHANGE OF ANNUITY OPTION

    During the lifetime of the Participant and prior to the Annuity Commencement Date, the Owner (or the Participant, if permitted by the Plan) may, subject to the age limitation on period certain or fixed periods, elect one or more of the Annuity Options described below, or such other settlement option as may be agreed to by the Company, for the Annuitant as Payee. The Owner may also change any election, but written notice of any election or change of election must be received by the Company at least thirty (30) days prior to the Annuity Commencement Date. If no election is in effect on the 30th day prior to the Annuity Commencement Date, Annuity Option B, for a Life Annuity with 120 monthly payments certain will be deemed to have been elected.

    Any election may specify the proportion of the adjusted value of the Participant's Account to be applied to the Fixed Account and the Sub-Accounts. In the event the election does not so specify, then the portion of the adjusted value of the Participant's Account to be applied to the Fixed Account and the Sub-Accounts will be determined on a pro rata basis from the composition of the Participant's Account on the Annuity Commencement Date.

    Annuity Options may also be elected by the Owner or the Beneficiary as provided in the Death Benefit section of this Prospectus.

    Reference should be made to the terms of the particular retirement plan and any applicable legislation for any limitations or restrictions on the options which may be elected.

    NO  CHANGE OF  ANNUITY OPTION  IS PERMITTED  AFTER THE  ANNUITY COMMENCEMENT
DATE.

ANNUITY OPTIONS

    No lump sum settlement option is available under the Contract. The Owner may surrender the Contract prior to the Annuity Commencement Date; however, any applicable surrender charge will be deducted from the cash withdrawal payment and a Market Value Adjustment, if appropriate, will be applied.

    Annuity Options A, B and C are available to provide either a Fixed Annuity or a Variable Annuity. Annuity Options D and E are available only to provide a Fixed Annuity.

    Annuity Option A. Life Annuity: Monthly payments during the lifetime of the Payee. This option offers a higher level of monthly payments than Annuity Options B or C because no further payments are payable after the death of the Payee and there is no provision for a death benefit payable to a Beneficiary.

It would be possible for only one variable annuity payment to be made under this option if the Payee died before the due date of the second variable annuity payment, two if the Payee died before the due date of the third variable annuity payment, etc.

    Annuity  Option B.  Life  Annuity with 60, 120,  180 or 240 Monthly Payments
Certain: Monthly payments during the lifetime of the Payee and in any event for sixty (60), one hundred twenty (120), one hundred eighty (180) or two hundred forty (240) months certain as elected. The election of a longer period certain results in smaller monthly payments than would be the case if a shorter period certain were elected. In the event of the death of the Payee under this option, the Contract provides that in certain circumstances, the discounted value of the remaining payments, if any, will be calculated and paid in one sum. The discounted value for variable annuity payments will be based on interest compounded annually at the assumed interest rate of four percent (4%).

    Annuity Option C. Joint and Survivor Annuity: Monthly payments payable during the joint lifetime of the Payee and a designated second person and during the lifetime of the survivor. During the lifetime of the survivor, variable monthly payments, if any, will be determined using the percentage chosen at the time of election of this option of the number of each type of Annuity Unit credited to the Contract with respect to the Payee and fixed monthly payments, if any, will be equal to the same percentage of the fixed monthly payment payable during the joint lifetime of the Payee and the designated second person. It would be possible for only one variable annuity payment to be made under this option if the Payee and the designated person died before the due date of the second variable annuity payment, two if they died before the due date of the third variable annuity payment, etc.

    *Annuity Option D. Fixed Payments for a Specified Period Certain: Fixed monthly payments for a specified period of time, as elected. In the event of the death of the Payee under this option, the Contract provides that in certain circumstances, the discounted value of the remaining payments, if any, will be calculated and paid in one sum. The discounted value, if any, will be based on the interest rate initially used in determining the amount of each payment.

    *Annuity Option E. Fixed Payments: The amount applied to provide fixed payments in accordance with this option will be held by the Company at interest. Fixed payments will be made in such amounts and at such times as may be agreed upon with the Company and will continue until the amount held by the Company with interest is exhausted. The final payment will be for the balance remaining and may be less than the amount of each preceding payment. Interest will be credited yearly on the amount remaining unpaid at a rate which shall be determined by the Company from time to time but which shall not be less than four percent (4%) per year compounded annually. The rate so determined may be changed at any time and as often as may be determined by the Company, provided, however, that the rate may not be reduced more frequently than once during each calendar year.

DETERMINATION OF ANNUITY PAYMENTS


    On the Annuity Commencement Date the Participant's Account will be canceled and its adjusted value will be applied to provide a Variable Annuity or a Fixed Annuity or a combination of both. The adjusted value will be equal to the value of the Participant's Account for the Valuation Period which ends immediately preceding the Annuity Commencement Date, reduced by any applicable premium or similar taxes, a proportionate amount of the Account Fee to reflect the time elapsed between the last Account Anniversary and the day before the Annuity Commencement Date and any applicable withdrawal charge and/or unpaid Net Loan Interest and plus or minus any applicable Market Value Adjustment.


FIXED ANNUITY PAYMENTS

    The dollar amount of each fixed annuity payment will be determined in accordance with the Annuity Payment Rates found in the Contract which are based on a minimum guaranteed interest rate of four

------------------------

* The election of this Annuity Option may result in the imposition of a penalty tax.

percent (4%) per year, or, if more favorable to the Payee(s), in accordance with the Single Premium Immediate Settlement Rates published by the Company and in use on the Annuity Commencement Date.

VARIABLE ANNUITY PAYMENTS


    The dollar amount of the first variable annuity payment will be determined in accordance with the Annuity Payment Rates found in the Contract which are based on an assumed interest rate of four percent (4%) per year, unless these rates are changed (See "Modification"). All variable annuity payments other than the first are determined by means of Annuity Units credited to the Contract with respect to the particular Payee. The number of Annuity Units to be credited in respect of a particular Sub-Account is determined by dividing that portion of the first variable annuity payment attributable to that Sub-Account by the Annuity Unit value of that Sub-Account at the end of the Valuation Period which ends immediately preceding the Annuity Commencement Date. The number of Annuity Units of each particular Sub-Account credited to the Contract with respect to the particular Payee then remains fixed unless an exchange of Annuity Units is made as described below. The dollar amount of each variable annuity payment after the first may increase, decrease or remain constant, and is equal to the sum of the amounts determined by multiplying the number of Annuity Units of a particular Sub-Account credited to the Contract with respect to the particular Payee by the Annuity Unit value for the particular Sub-Account for the Valuation Period which ends immediately preceding the due date of each subsequent payment. If the net investment return on the assets of the Variable Account is the same as the assumed interest rate of four percent (4%) per year, variable annuity payments will remain level. If the net investment return exceeds the assumed interest rate variable annuity payments will increase and, conversely, if it is less than the assumed interest rate the payments will decrease.


    For a hypothetical example of the calculation of a Variable Annuity Payment, see Appendix A.

VARIABLE ANNUITY UNIT VALUE

    The Annuity Unit value for each Sub-Account was established at $10.00 for the first Valuation Period of the particular Sub-Account. The Annuity Unit value for the particular Sub-Account for any subsequent Valuation Period is determined by multiplying the Annuity Unit value for the particular Sub-Account for the immediately preceding Valuation Period by the Net Investment Factor (See "Variable Accumulation Value, Net Investment Factor") for the particular Sub-Account for the current Valuation Period and then multiplying that product by a factor to neutralize the assumed interest rate of four percent (4%) per year used to establish the Annuity Payment Rates found in the Contract. The factor is 0.99989255 for a one day Valuation Period.

    For a hypothetical example of the calculation of the value of a Variable Annuity Unit, see Appendix A.

EXCHANGE OF VARIABLE ANNUITY UNITS

    After the Annuity Commencement Date the Payee may, by filing a written request with the Company, exchange the value of a designated number of Variable Annuity Units of particular Sub-Accounts then credited to the Contract with respect to the particular Payee into other Variable Annuity Units, the value of which would be such that the dollar amount of an annuity payment made on the date of the exchange would be unaffected by the fact of the exchange. No more than twelve (12) exchanges may be made within each Account Year.

    Exchanges may be made only within the Variable Account. Exchanges will be made using the Annuity Unit values for the Valuation Period during which any request for exchange is received by the Company.

ANNUITY PAYMENT RATES

    The Contract contains unisex annuity payment rates for each Annuity Option described in this Prospectus. The rates show, for each $1,000 applied, the dollar amount of: (a) the first monthly Variable Annuity payment based on the assumed interest rate of four percent (4%); and (b) the monthly Fixed

Annuity payment, when this payment is based on the minimum guaranteed interest rate of four percent (4%) per year. These rates may be changed by the Company with respect to Participants' Accounts established after the effective date of such change (See "Modification").


    The annuity payment rates may vary according to the Annuity Option elected and the adjusted age of the Payee. The Contract also describes the method of determining the adjusted age of the Payee. The mortality table used in determining the annuity payment rates for Options A, B, and C is the 1971 Individual Annuitant Mortality Table with ages reduced by one year for Annuity Commencement Dates occurring during the 1980s, two years for Annuity Commencement Dates occurring during the 1990s, etc.


                          OTHER CONTRACTUAL PROVISIONS

PAYMENT LIMITS

    Purchase Payments credited to a Participant's Account on an annualized basis for the first Account Year must total at least $300 and must be payable in amounts of at least $25 per Payment. These minimums may, however, be waived by the Company. In addition, the prior approval of the Company is required before it will accept a Purchase Payment which would cause the value of a Participant's Account to exceed $1,000,000. If the value of a Participant's Account exceeds $1,000,000, no additional Purchase Payments will be accepted without the prior approval of the Company. Purchase Payments may be made annually, semi-annually, quarterly, monthly or on any other frequency acceptable to the Company. The Owner may increase or decrease the amount of Purchase Payments or change the frequency of payment. The Owner is not obligated to continue Purchase Payments in the amount or frequency elected. There are no penalties for failure to continue to make Purchase Payments. While the Contract and the Participant's Account are in force, Purchase Payments may be made at any time prior to the Annuity Commencement Date.

OWNER

    The Contract shall belong to the Owner. All Contract rights and privileges may be exercised by the Owner without the consent of the Participant or the Beneficiary or any other person, except as the Owner may have provided under the Plan or other appropriate documents. Such rights and privileges may be exercised, with respect to a particular Participant, only during the lifetime of the Participant and prior to the Annuity Commencement Date, except as otherwise provided in the Contract. Each Participant becomes the Payee on and after the Annuity Commencement Date. The Beneficiary becomes the Payee on the death of the Participant.

CHANGE OF OWNERSHIP

    Ownership of a Qualified Contract may not be transferred except to: (1) the Participant or Beneficiary; (2) a trustee or successor trustee of a pension or profit sharing trust which is qualified under Section 401 of the Internal Revenue Code; (3) the employer of the Annuitant provided that the Qualified Contract after transfer is maintained under the terms of a retirement plan qualified under Section 403(a) of the Internal Revenue Code for the benefit of the Annuitant; (4) the trustee of an individual retirement account plan qualified under Section 408 of the Internal Revenue Code; or (5) as otherwise permitted from time to time by laws and regulations governing the retirement, deferred compensation or other programs for which the Contract may be issued. Subject to the foregoing, a Qualified Contract may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than the Company.

    The Owner of a Non-Qualified Contract may change the ownership of the Contract during the lifetime of any Participant and prior to the last remaining Participant's Annuity Commencement Date, although such change may result in the imposition of tax (See "Federal Tax Status--Taxation of Annuities in General"). A change of ownership will not be binding upon the Company until written notification is received by the Company. Once received by the Company the change will be effective as of the date on which the request for change was signed by the Owner, but the change will be without prejudice to the Company on account of any payment made or any action taken by the Company prior to receiving the change. The Company may require that the signature of the Owner be guaranteed by a member firm of the New York, American, Boston, Midwest, Philadelphia or Pacific Stock Exchange, or by a commercial bank (not a savings bank) which is a member of the Federal Deposit Insurance Corporation or, in certain cases, by a member firm of the National Association of Securities Dealers, Inc. which has entered into an appropriate agreement with the Company.

DESIGNATION AND CHANGE OF BENEFICIARY

    The Beneficiary designation contained in a Participant Enrollment Form will remain in effect until changed. The interest of any Beneficiary is subject to the particular Beneficiary surviving the Participant.

    Subject to the rights of an irrevocably designated Beneficiary, the Owner (or the Participant, as permitted by the Plan) may change or revoke the designation of a Beneficiary at any time while the Participant is living by filing with the Company a written beneficiary designation or revocation in such form as the Company may require. The change or revocation will not be binding upon the Company until it is received by the Company. When it is so received the change or revocation will be effective as of the date on which the beneficiary designation or revocation was signed by the Owner or the Participant, as applicable, but the change or revocation will be without prejudice to the Company on account of any payment made or any action taken by the Company prior to receiving the change or revocation.

    Reference should be made to the terms of the particular retirement plan and any applicable legislation for any restrictions on the beneficiary designation.

VOTING OF FUND SHARES


    The Company will vote Fund shares held by the Sub-Accounts at meetings of shareholders of the Fund(s) or in connection with similar solicitations, but will follow voting instructions received from persons having the right to give voting instructions. The Owner is the person having the right to give voting instructions prior to the Annuity Commencement Date. On or after the Annuity Commencement Date the Payee is the person having such voting rights. Any shares attributable to the Company and Fund shares for which no timely voting instructions are received will be voted by the Company in the same proportion as the shares for which instructions are received from Owners and Payees.


    Owners of Contracts held pursuant to Plans may be subject to other voting provisions of the particular Plan and of the Investment Company Act of 1940. Employees who contribute to Plans which are funded by the Contracts are entitled to instruct the Owners as to how to instruct the Company to vote the Fund(s) shares attributable to their contributions. Such Plans may also provide the additional extent, if any, to which the Owners shall follow voting instructions of persons with rights under the Plans. If no voting instructions are received from any such person with respect to a particular Participant's Account, the Owner may instruct the Company as to how to vote the number of Fund shares for which instructions may be given.

    Neither the Variable Account nor the Company is under any duty to provide information concerning the voting instruction rights of persons who may have such rights under Plans, other than rights afforded by the Investment Company Act of 1940, nor any duty to inquire as to the instructions received or the authority of Owners or others to instruct the voting of Fund shares. Except as the Variable Account or the Company has actual knowledge to the contrary, the instructions given by Owners and Payees will be valid as they affect the Variable Account, the Company and any others having voting instruction rights with respect to the Variable Account.

    All Fund proxy material, together with an appropriate form to be used to give voting instructions, will be provided to each Owner and each Payee having the right to give voting instructions at least ten (10) days prior to each meeting of the shareholders of the particular Fund. The number of particular Fund shares as to which each such person is entitled to give instructions will be determined by the Company on a date not more than ninety (90) days prior to each such meeting. Prior to the Annuity Commencement Date, the number of particular Fund shares as to which voting instructions may be given to the Company is determined by dividing the value of all of the Variable Accumulation Units of the particular Sub-Account credited to the Contract's Accumulation Account by the net asset value of one particular Fund share as of the same date. On or after the Annuity Commencement Date, the number of particular Fund shares as to which such instructions may be given by a Payee is determined by dividing the reserve held by the Company in the particular Sub-Account for the Contract with respect to the particular Payee by the net asset value of a particular Fund share as of the same date. After the Annuity Commencement Date, the number of the particular Fund shares as to which a Payee is entitled to give voting instructions will generally decrease due to the decrease in the reserve.

PERIODIC REPORTS


    The Company will send the Owner and the Participant, at least once during each Account and/or Contract Year, a statement showing the number, type and value of Accumulation Units or Annuity Units credited to the Contract or the Participant's Account as the case may be, which statement shall be accurate as of a date not more than two (2) months previous to the date of mailing. These periodic statements contain important information concerning Participant's Account transactions with respect to a Contract. It is the obligation of the Participant to review each such statement carefully and to report to the Company, at the address or telephone number provided on the statement, any errors or discrepancies in the information presented therein within 60 days of the date of such statement. Unless the Company receives notice of any such error or discrepancy from the participant within such time period, the Company may not be responsible for correcting the error. In addition, every person having voting rights will receive such reports or prospectuses concerning the Variable Account and the particular Fund(s) as may be required by the Investment Company Act of 1940 and the Securities Act of 1933. The Company will also send such statements reflecting transactions in the Contract's Accumulation Account and each Participant's Account as may be required by applicable laws, rules and regulations.


SUBSTITUTED SECURITIES


    Shares of any of the particular Funds may not always be available for purchase by the Sub-Accounts of the Variable Account or the Company may decide that further investment in any such Fund's shares is no longer appropriate in view of the purposes of the Variable Account. In either event, shares of another registered open-end investment company may be substituted both for Fund shares already purchased by the Variable Account and/or as the security to be purchased in the future provided that these substitutions have been approved, if required, by the Securities and Exchange Commission. In the event of any substitution pursuant to this provision, the Company may make appropriate endorsement to the Contract to reflect the substitution.


CHANGE IN OPERATION OF VARIABLE ACCOUNT

    At the Company's election and subject to any necessary vote by persons having the right to give instructions with respect to the voting of Fund shares held by the Sub-Accounts, the Variable Account may be operated as a management company under the Investment Company Act of 1940 or it may be deregistered under the Investment Company Act of 1940 in the event registration is no longer required. Deregistration of the Variable Account requires an order by the Securities and Exchange Commission. In the event of any change in the operation of the Variable Account pursuant to this provision, the Company may make appropriate endorsement to the Contract to reflect the change and take such other action as may be necessary and appropriate to effect the change.

SPLITTING UNITS

    The Company reserves the right to split or combine the value of Variable Accumulation Units, Fixed Accumulation Units, Annuity Units or any of them. In effecting any such change of unit values, strict equity will be preserved and no change will have a material effect on the benefits or other provisions of the Contract.

MODIFICATION

    Upon notice to the Owner, or to the Payee(s) during the annuity period, the Contract may be modified by the Company if such modification: (i) is necessary to make the Contract or the Variable Account comply with any law or regulation issued by a governmental agency to which the Company or the Variable Account is subject; or (ii) is necessary to assure continued qualification of the Contract under the Internal Revenue Code or other federal or state laws relating to retirement annuities or annuity contracts; or (iii) is necessary to reflect a change in the operation of the Variable Account or the Sub-

Account(s) (See "Change in Operation of Variable Account"); or (iv) provides additional Variable Account and/or fixed accumulation options; or (v) as may otherwise be in the best interests of the Owners, Participants, or Payees, as applicable. In the event of any such modification, the Company may make appropriate endorsement to the Contract to reflect such modification.


    In addition, upon notice to the Owner the Contract may be modified by the Company to change the withdrawal charges, Account Fees, mortality and expense risk charges, the tables used in determining the amount of the first monthly Variable Annuity and Fixed Annuity payments and the formula used to calculate the Market Value Adjustment provided that such modification shall apply only to Participant Accounts established after the effective date of such modification. In order to exercise its modification rights in these particular instances, the Company must notify the Owner of such modification in writing. The notice shall specify the effective date of such modification which must be at least sixty
(60) days following the date of mailing of the notice of modification by the Company. All of the charges and the annuity tables which are provided in the Contract prior to any such modification will remain in effect permanently, unless improved by the Company, with respect to Participant Accounts established prior to the effective date of such modification.

DISCONTINUANCE OF NEW PARTICIPANTS

    The Company, by giving thirty (30) days' prior written notice to the Owner, may limit or discontinue the acceptance of new Participant Enrollment Forms under a Contract. Such limitation or discontinuance shall have no effect on rights or benefits with respect to any Participant's Account established prior to the effective date of such limitation or discontinuance.

CUSTODIAN

    The Company is the Custodian of the assets of the Variable Account. The Company will purchase Fund shares at net asset value in connection with amounts allocated to the particular Sub-Account in accordance with the instructions of the Owner and redeem Fund shares at net asset value for the purpose of meeting the contractual obligations of the Variable Account, paying charges relative to the Variable Account or making adjustments for annuity reserves held in the Variable Account.

RIGHT TO RETURN CONTRACT (INDIVIDUAL RETIREMENT ACCOUNTS ONLY)


    Under the Internal Revenue Code an Owner establishing an Individual Retirement Account ("IRA") must be furnished with a disclosure statement containing certain information about the Contract and applicable legal requirements. This statement must be furnished on or before the date the IRA is established. If the Owner is furnished with such disclosure statement before the seventh (7th) day preceding the date the IRA is established, the Owner will not have any right of revocation. If the disclosure statement is furnished after the seventh (7th) day preceding the establishment of the IRA, then the Owner may revoke the Contract any time within seven (7) days after the Issue Date. Upon such revocation, the Company will refund all Purchase Payments made by the Owner.


                               FEDERAL TAX STATUS

INTRODUCTION

    The Contracts described in this Prospectus are designed for use by employer, association and other group retirement plans under the provisions of Sections 401 (including Section 401(k)), 403, 408(c), 408(k) and 408(p) of the Internal Revenue Code (the "Code"), as well as certain non-qualified retirement plans, such as payroll savings plans. The ultimate effect of federal income taxes on the Contract's Accumulation Account and the Participant's Account, on annuity payments and on the economic benefit to the Owner, the Participant, the Annuitant, the Payee or the Beneficiary may depend upon the type of Plan for which the Contract is purchased and a number of different factors. The discussion contained herein is general in nature, is based upon the Company's understanding of current federal income tax laws (including recently enacted amendments), and is not intended as tax advice. Congress has the power to enact legislation affecting the tax treatment of annuity contracts, and such legislation could be applied retroactively to Contracts purchased before the date of enactment. Also, because the Internal Revenue Code, as amended, is not in force in the Commonwealth of Puerto Rico, some references herein will not be applicable to Contracts issued in Puerto Rico. Any person contemplating the purchase of a Contract should consult a qualified tax adviser. THE COMPANY DOES NOT MAKE ANY GUARANTEE REGARDING THE TAX STATUS, FEDERAL, STATE OR LOCAL, OF ANY CONTRACT OR ANY TRANSACTION INVOLVING THE CONTRACTS.

TAX TREATMENT OF THE COMPANY AND THE VARIABLE ACCOUNT

    The Company is taxed as a life insurance company under the Code. Although the operations of the Variable Account are accounted for separately from other operations of the Company for purposes of federal income taxation, the Variable Account is not separately taxable as a regulated investment company or otherwise as a taxable entity separate from the Company. Under existing federal income tax laws, the income and capital gains of the Variable Account, to the extent applied to increase reserves under the Contracts, are not taxable to the Company.

TAXATION OF ANNUITIES IN GENERAL


    Generally, no taxes are imposed on the increases in the value of a Contract until a distribution occurs, either as annuity payments under the Annuity Option elected or in the form of cash withdrawals or lump-sum payments prior to the Annuity Commencement Date. Corporate Owners and other Owners that are not natural persons (other than the estate of a decedent Owner) are subject to current taxation on the annual increase in the value of a Non-Qualified Contract's Accumulation Account. This rule does not apply where a non-natural person holds the Contract as agent for a natural person (such as where a bank holds a Contract as trustee under a trust agreement). This provision does not apply to earnings accumulated where the Annuity Commencement Date occurs within one year of the Date of Coverage. This provision applies to earnings on Purchase Payments made after February 28,1986.


    The following discussion of annuity taxation applies only to contributions (and attributable earnings) made to Non-Qualified Contracts after August 13,
1982. If an Owner has made contributions before August 14, 1982 to another annuity contract and exchanges that contract for the Contract offered by this Prospectus, then different tax treatment will apply to the contributions (and attributable earnings) made before August 14, 1982. For example, non-taxable principal may be withdrawn before taxable earnings and the ten percent (10%) penalty tax for early withdrawal is not applicable.

    The Code is unclear in its application to a group annuity contract where the Owner is distinct from the individuals with respect to whom the Contract benefits are accumulated (the Participants). The following discussion is the Company's best understanding of the operation of the Code in the context of group contracts. However, Owners and Participants should consult a qualified tax adviser.

    For Contracts offered by this Prospectus (other than Contracts issued in exchange for contracts issued prior to August 14, 1982, as described above), in the case of a Non-Qualified Contract a partial cash withdrawal (that is, a withdrawal of less than the entire value of the Participant's Account) must be treated first as a withdrawal from the increase in the Participant's Account's value over the Contract's cost basis. The amount of the withdrawal so allocable will be includible in the Participant's income. Similarly, if a Participant receives a loan under a Contract or if part or all of a Participant's Account is assigned or pledged as collateral for a loan, the amount of the loan or the amount assigned or pledged must be treated as if withdrawn from the Contract. (For Non-Qualified Contracts entered into after October 21, 1988 (or any annuity contract entered into on or before such date that is exchanged for a Non-Qualified Contract issued after such date), any withdrawal or loan amount that is includible in the Participant's income will increase the Contract's cost basis. Repayment of a loan or payment of interest on a loan will not affect the Contract's cost basis. For these purposes the Participant's Account value will not be reduced by the amount of any loan, assignment or pledge of the Contract. In addition, all non-qualified deferred annuity certificates or other non-qualified deferred annuity contracts that are issued by the Company to the same Participant during any calendar year will be treated as a single annuity contract. Therefore, the proceeds of a withdrawal from, or assignment or pledge of, one or more such contracts or certificates will be fully includible in the Participant's income to the extent of the aggregate excess of the accumulation account values over the cost bases of all such contracts or certificates entered into during the calendar year.)

    The taxable portion of a cash withdrawal or a lump-sum payment prior to the Annuity Commencement Date is subject to tax at ordinary income rates. In the case of payments after the Annuity Commencement Date under the Annuity Option elected, a portion of each payment generally is taxable at ordinary income rates. The nontaxable portion is determined by applying to each payment an "exclusion ratio" which is the ratio that the Participant's cost basis in the Contract bears to the Payee's expected return under the Contract. The remainder of the payment is taxable.

    The total amount that a Payee may exclude from income through application of the "exclusion ratio" is limited to the cost basis in the Contract. If the Payee survives for his full life expectancy, and thereby recovers the entire basis in the Contract, any subsequent annuity payment after basis recovery will be fully taxable as income. Conversely, if the Payee dies prior to recovering the entire basis, he will be allowed a deduction on his final income tax return for the amount of the unrecovered basis. This limitation applies to distributions made under a Contract with an Annuity Commencement Date after December 31, 1986.

    In the case of Non-Qualified Contracts, taxable cash withdrawals and lump-sum payments will be subject to a ten percent (10%) penalty, except in the circumstances described below. This ten percent (10%) penalty also affects certain annuity payments. In a situation where this penalty applies, the recipient's tax for the tax year in which the amount is received shall be increased by an amount equal to ten percent (10%) of the portion of the amount which is includible in the recipient's gross income. The circumstances in which this penalty will not apply are distributions which are: (a) made upon the death of the Participant; or (b) allocable to Purchase Payments made before August 14, 1982. Further, in the case of Contracts issued prior to January 18, 1985, the ten percent (10%) penalty on taxable cash withdrawals and lump-sum distributions will not apply if the amount withdrawn is allocable to a Purchase Payment made prior to the preceding ten (10) year period. For this purpose, a "first in, first out" rule is used, so that the earliest Purchase Payment with respect to which amounts have not been previously fully allocated will be deemed to be the source of the amount.

    In the case of Non-Qualified Contracts, if the Participant dies before the Annuity Commencement Date the entire value of the Participant's Account must be either (1) distributed within five (5) years after the date of death of the Participant, or (2) distributed over some period not greater than the expected life of the designated Beneficiary, with annuity payments beginning within one
(1) year after the date of death of the Participant. If a Payee dies on or after the Annuity Commencement Date and before the entire Participant's Account has been distributed, the remaining portion of such accumulation, if any, must be distributed at least as rapidly as the method of distribution then in effect. These distribution requirements will not apply where the Beneficiary is the spouse of the Participant; rather, in such a case, the Contract may be continued in the name of the spouse as Participant or Payee. In the case of Contracts issued prior to January 18, 1985, these rules regarding distributions upon the death of the Participant or the Annuitant will not apply. In the case of Contracts issued after April 22, 1987, a change in the Participant would be treated as the death of the Participant. Distributions required due to the death of the Participant will not be subject to the ten percent (10%) penalty on premature distributions. A purchaser of a Qualified Contract should refer to the terms of the applicable retirement plan and contact a tax adviser regarding distribution requirements upon the death of the Participant.

    A transfer of a Non-Qualified Contract by gift (other than to the Participant's spouse) is treated as the receipt by the Participant of income in an amount equal to the excess of the cash surrender value over the Contract's cost basis. This provision applies to Contracts issued after April 22, 1987.

    In the case of Qualified Contracts, distributions made prior to age 59 1/2 generally are subject to a ten percent (10%) penalty tax, although this tax will not apply in certain circumstances. Certain distributions, known as "eligible rollover distributions," if rolled over to certain other qualified retirement plans (either directly or after being distributed to the Participant or Payee), are not taxable until distributed from the plan to which they are rolled over. In general, an eligible rollover distribution is any taxable distribution other than a distribution that is part of a series of payments made for life or for a specified period of ten years or more. Owners, Participants, Annuitants, Payees and Beneficiaries should seek qualified advice about the tax consequences of distributions, withdrawals, rollovers and payments under the retirement plans in connection with which the Contracts are purchased.


    The Company will withhold and remit to the U.S. Government a part of the taxable portion of each distribution made under a Non-Qualified Contract or under a Qualified Contract issued for use with an individual retirement account unless the Participant or Payee provides his or her taxpayer identification number to the Company and notifies the Company (in the manner prescribed) before the time of the distribution that the Participant or Payee chooses not to have any amounts withheld.



    In the case of distributions from a Qualified Contract (other than distributions from a Contract issued for use with an individual retirement account), the Company or the plan administrator must withhold and remit to the U.S. Government 20% of each distribution that is an eligible rollover distribution (as defined above) unless the Participant or Payee elects to make a direct rollover of the distribution to another qualified retirement plan that is eligible to receive the rollover. If a distribution from a Qualified Contract is not an eligible rollover distribution, then the Participant or Payee can choose not to have amounts withheld as described above for Non-Qualified Contracts and Qualified Contracts issued for use with individual retirement accounts.


    Amounts  withheld  from  any  distribution  may  be  credited  against   the
Participant's or Payee's federal income tax liability for the year of the distribution.

    The Internal Revenue Service has issued regulations that prescribe investment diversification requirements for mutual fund series underlying nonqualified variable contracts. Contracts that do not comply with these regulations do not qualify as annuities for income tax purposes. The Company believes that each series of the Series Fund complies with the regulations.


    The preamble to the regulations states that the Internal Revenue Service may promulgate guidelines under which a variable contract will not be treated as an annuity for tax purposes if the owner has excessive control over the investments underlying the contract. It is not known whether such guidelines, if in fact promulgated, would have retroactive effect. If guidelines are promulgated, the Company will take any action (including modification of the Contract or the Variable Account) necessary to comply with the guidelines.


QUALIFIED RETIREMENT PLANS


    The Qualified Contracts described  in this Prospectus  are designed for  use with several types of qualified retirement plans. Following are brief descriptions of various types of qualified retirement plans and the use of the Qualified Contracts in connection therewith. The tax rules applicable to participants in such qualified retirement plans vary according to the type of plan and its terms and conditions. Therefore, no attempt is made herein to provide more than general information about the use of the Qualified Contracts with the various types of qualified retirement plans. Participants under such plans as well as Owners, Annuitants, Payees and Beneficiaries are cautioned that the rights of any person to any benefits under these plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Qualified Contracts issued in connection therewith. These terms and conditions may include restrictions on, among other things, ownership, transferability, assignability, contributions and distributions. Any person contemplating the purchase of a Qualified Contract should consult a qualified tax advisor. In addition, Owners, Participants, Payees, Beneficiaries and administrators of qualified retirement plans should consider and consult their tax advisor concerning whether the Death Benefit payable under the Contract affects the qualified status of their retirement plan. Following are brief descriptions of various types of qualified retirement plans and the use of the Qualified Contracts in connection therewith.


PENSION AND PROFIT-SHARING PLANS

    Sections 401(a), 401(k) and 403(a) of the Code permit business employers and certain associations to establish various types of retirement plans for employees. The Tax Equity and Fiscal Responsibility Act of 1982 eliminated most differences between qualified retirement plans of corporations and those of self-employed individuals. The Contract may be purchased by those who would have been covered under the rules governing old H.R. 10 (Keogh) Plans, as well as by corporate plans. Such retirement plans may permit the purchase of the Qualified Contracts to provide benefits under the plans. Employers intending to use the Qualified Contracts in connection with such plans should seek qualified advice in connection therewith.

TAX-SHELTERED ANNUITIES

    Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts and, subject to certain limitations, exclude the amount of purchase payments from gross income for tax purposes. These annuity contracts are commonly referred to as "Tax-Sheltered Annuities." Purchasers of the Qualified Contracts for such purposes should seek qualified advice as to eligibility, limitations on permissible amounts of Purchase Payments and tax consequences of distributions.

INDIVIDUAL RETIREMENT ACCOUNTS

    Sections 219 and 408 of the Code permit eligible individuals to contribute to an individual retirement program, including Simplified Employee Pension Plans, Employer/Association of Employees Established Individual Retirement Account Trusts and Simple Retirement Accounts, known as an Individual Retirement Account ("IRA"). These IRA's are subject to limitations on the amount that may be contributed, the persons who may be eligible, and on the time when distributions may commence. In addition, certain distributions from some other types of retirement plans may be placed on a tax-deferred basis in an IRA. Contracts are offered by this Prospectus for IRA Trusts, but not for IRA's established as "Individual Retirement Annuities" under Section 408(b) of the Code. Sale of the Contracts for use with IRA's may be subject to special requirements imposed by the Internal Revenue Service. Purchasers of the Contracts for such purposes will be provided with such supplementary information as may be required by the Internal Revenue Service or other appropriate agency, and will have the right to revoke the Contract under certain circumstances as described in the section of this Prospectus entitled "Right to Return Contract."

                       TEXAS OPTIONAL RETIREMENT PROGRAM

    Under the terms of the Optional Retirement Program, if a participant makes the required contribution the State of Texas will contribute a specified amount to the participant's retirement account. If a participant does not commence the second year of participation in the plan as a "faculty member" as defined in Title 110B of the State of Texas Statutes, the Company will return the state's contribution. If a participant does begin a second year of participation, the employer's first year contributions will then be applied as a Purchase Payment under the Qualified Contract, as will the employer's subsequent contributions.

    The Attorney General of the State of Texas has ruled that under Title 110B of the State of Texas Statutes, withdrawal benefits of contracts issued under the Optional Retirement Program are available only in the event of a participant's death, retirement, termination of employment due to total disability, or other termination of employment in a Texas public institution of higher education. A participant will not, therefore, be entitled to exercise the right of withdrawal in order to receive the cash values credited to such participant under the Qualified Contract unless one of the foregoing conditions has been satisfied. The value of such Qualified Contracts may, however, be transferred to other contracts or other carriers during the period of participation in the Program.

                        ADMINISTRATION OF THE CONTRACTS

    The Company performs certain administrative functions relating to the Contracts, the Participant's Accounts, and the Variable Account. These functions include, among other things, maintaining the books and records of the Variable Account and the Sub-Accounts, and maintaining records of the name, address, taxpayer identification number, Contract number, Participant's Account number, type of Contract issued to each Owner, the status of the Contract's Accumulation Account and each Participant's Account and other pertinent information necessary to the administration and operation of the Contracts.

                         DISTRIBUTION OF THE CONTRACTS


    The offering of the Contracts is continuous. The Contracts will be sold by licensed insurance agents in those states where the Contracts may be lawfully sold. Such agents will be registered representatives of broker-dealers registered under the Securities Exchange Act of 1934 who are members of the National Association of Securities Dealers, Inc. and who have entered into distribution agreements with the Company and the General Distributor. The Contracts will be distributed by Clarendon Insurance Agency, Inc. ("Clarendon"), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02181, the General Distributor, a wholly-owned subsidiary of the Company. Clarendon is registered as a broker-dealer with the Commission under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Clarendon also acts as the general distributor of other individual and group combination fixed/variable annuity contracts issued by the Company and its wholly-owned subsidiary, Sun Life Insurance and Annuity Company of New York, and variable life insurance contracts issued by the Company. Commissions and other distribution compensation will be paid by the Company and will not be more than 5.5% of Purchase Payments. During 1995, 1996 and 1997 approximately $431,302, $381,758 and $312,588, respectively, was paid to and retained by Clarendon in connection with the distribution of the Contracts.


                    ADDITIONAL INFORMATION ABOUT THE COMPANY

SELECTED FINANCIAL DATA


    The following selected financial data for the Company should be read in conjunction with the financial statements and notes thereto included in this Prospectus beginning on page 51.


                                                          FOR THE YEARS ENDED DECEMBER 31,
                                   ------------------------------------------------------------------------------
                                        1997            1996            1995            1994            1993
                                   --------------  --------------  --------------  --------------  --------------
                                                                     (IN 000'S)
Revenues
  Premiums, annuity deposits and
   other revenue.................  $    2,513,741  $    2,131,939  $    1,883,901  $    1,997,525  $    2,443,310
  Net investment income and
   realized gains................         301,524         312,870         315,966         312,583         311,322
                                   --------------  --------------  --------------  --------------  --------------
                                        2,815,265       2,444,809       2,199,867       2,310,108       2,754,632
                                   --------------  --------------  --------------  --------------  --------------
Benefits and expenses
  Policyholder benefits..........       2,469,215       2,149,145       1,995,208       2,102,290       2,515,320
  Other expenses.................         206,066         175,342         150,937         186,892         232,365
                                   --------------  --------------  --------------  --------------  --------------
                                        2,675,281       2,324,487       2,146,145       2,289,182       2,747,685
                                   --------------  --------------  --------------  --------------  --------------
Operating gain...................         139,984         120,322          53,722          20,926           6,947
Federal income tax expense
  (benefit)......................          10,742          (2,702)         17,807          19,469           3,691
                                   --------------  --------------  --------------  --------------  --------------
Net income.......................  $      129,242  $      123,024  $       35,915  $        1,457  $        3,256
                                   --------------  --------------  --------------  --------------  --------------
                                   --------------  --------------  --------------  --------------  --------------
Assets...........................  $   15,927,045  $   13,621,952  $   12,359,683  $   10,117,822  $    9,179,090
                                   --------------  --------------  --------------  --------------  --------------
                                   --------------  --------------  --------------  --------------  --------------
Surplus notes....................  $      565,000  $      315,000  $      650,000  $      335,000  $      335,000
                                   --------------  --------------  --------------  --------------  --------------
                                   --------------  --------------  --------------  --------------  --------------

See Item 1 for the effect of the reinsurance agreements on net income.
See Note 1 to financial statements for changes in accounting principles and reporting.
See discussion under Recent Reorganization, below.


MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS


FINANCIAL CONDITION

ASSETS

    For management purposes, it is the Company's practice to segment its general account to facilitate the matching of assets and liabilities; nonetheless, all general account assets stand behind all general account liabilities. A majority of the Company's assets are income producing investments. Particular attention is paid to the quality of these assets.

    The Company's bond holdings consist of a diversified portfolio of both public and private issues. It is the Company's policy to acquire only investment grade securities. Private placements are rated internally with reference to the National Association of Insurance Commissioners ("NAIC") designation issued by the NAIC Securities Valuation Office. The overall quality of the Company's bond portfolio remains high. At December 31, 1997, 4.6% of the Company's holdings of bonds were rated below investment grade (i.e. below NAIC rating "1" or "2").

    The Company holds real estate primarily because such investments historically have offered better yields over the long-term than fixed income investments. Real estate investments are used to enhance the yield and due to their long term nature are matched with products with long-term liability durations. Properties for which market value is lower than cost adjusted for depreciation (book value) are reported at market value. During 1997, the change in the difference between the market value and book value for properties reported at market value was $3,377,000.

    Significant attention has been given to insurance companies' exposure to mortgage loans secured by real estate. The Company had a mortgage portfolio of $684,035,000 at December 31, 1997, representing 19.8% of cash and invested assets. At December 31, 1996, mortgage loans represented 26.9% of cash and invested assets. The Company underwrites commercial mortgages with a maximum loan to value ratio of 75%. The Company, as a rule, invests only in properties that are almost fully leased. The portfolio is diversified by region and by property type. The level of arrears in the portfolio is substantially below the industry average. At December 31, 1997, the Company's portfolio did not contain any mortgage loans which were 60 days or more in arrears, which compares favorably to the most recent industry delinquency ratio published by the American Council of Life Insurance of 1.35%. The expense in the year for the provision for losses and for losses on foreclosures was $711,000.

    In the normal course of business, the Company makes commitments to purchase investments at a future date. As of December 31, 1997 the Company had outstanding mortgage commitments of $12,300,000 which will be funded during 1998.

    On December 24, 1997, the Company transferred all of its outstanding shares of MFS to its parent, Life Holdco, in the form of a dividend, valued at $159,722,000. This dividend included an intercompany tax receivable of $91,000,000. As a result of this transaction, the Company also realized a $21,195,000 capital gain of undistributed earnings. See "Recent Reorganization," below, for a discussion of the effect of this transaction on ongoing operations.

LIABILITIES

    The majority of the Company's liabilities consist of reserves for life insurance and annuity contracts and deposit funds.

CAPITAL AND SURPLUS

    Total capital stock and surplus of the Company was $832,695,000 at December 31, 1997. The Company issued surplus notes during 1997 totaling $250,000,000 to its parent, Life Holdco. The Company's management considers its surplus position to be adequate.

RESULTS OF OPERATIONS

1997 COMPARED TO 1996

    Net income from operations after dividends to policyholders and before federal income taxes decreased by $2.9 million for the year ending December 31, 1997 as compared to December 31, 1996. Net income associated with the reinsurance agreements with the ultimate parent increased $2.1 million in 1997. The net income improvement in the reinsured business results primarily from improved investment performance. Prior to reinsurance, earnings from the life line of business remained relatively flat. The earnings of the Company's retirement products and services line, which markets combination fixed/variable annuities, decreased $5.0 million. During 1997, the Company focused its marketing efforts on its fixed/variable annuity sales and discontinued sales of its group pension contracts.

    Total income increased by $347.9 million for the year ended December 31, 1997 as compared to December 31, 1996. Sales of combination fixed/variable annuities (net of annuitizations) increased by

$527.4 million primarily due to the introduction in late 1996, of a dollar cost averaging (DCA) sales program. This program credits a bonus rate of interest on the fixed annuity deposit during the first year. Purchase payments allocated to the DCA program are deposited into the fixed account and systematically transferred to the variable sub-accounts during the following year. Reinsurance had the effect of increasing income by approximately $8.9 million. Premiums and annuity considerations decreased by $6.6 million reflecting decreased annuitizations. Sales of group pension guaranteed interest contracts decreased by $133 million. Net investment income decreased by $33.5 million reflecting both the decrease in the general account invested assets and $9.2 million decrease in dividends from subsidiaries.

    Benefits and expenses increased by $346.6 million for the year ended December 31, 1997 as compared to December 31, 1996. Reinsurance had the effect of increasing benefits and expenses by $2.7 million. Death benefits, annuity payments and surrender benefits and other fund withdrawals increased by $338.4 million primarily as a result of increased surrenders and withdrawals from separate account contracts for which the surrender charge had expired. Policy reserves decreased by $23 million, reflecting decreased annuitizations and lower increases in reserves for minimum death benefit guarantees. The decrease in liability for premium and other deposit funds of $55.3 million reflects higher surrenders of contracts described above. Commissions increased by $22.8 million, reflecting the increase in total sales of combination fixed/variable annuities. General expenses increased by $9.9 million reflecting an increase in salaries due to staff increases associated with increased sales and non-recurring costs associated with moving the retirement products and services facility to a new location. Transfers to separate accounts increased by $53.9 million, reflecting increased exchange activity out of the fixed account into the separate account, associated with the DCA activity.

    See "Recent Reorganization," below, for a discussion of the effect on ongoing operations of the Company's transfer of its shares of MFS.

1996 COMPARED TO 1995

    Net income from operations after dividends to policyholders and before federal income taxes increased by $61.1 million for the year ending December 31, 1996 as compared to December 31, 1995. Net income associated with the reinsurance agreements with the SLOC increased by $23.9 million in 1996. The net income improvement in the reinsured business results from improved mortality experience, improved investment performance and fewer significant death claims in 1996 as compared to 1995. Prior to reinsurance, earnings from the life line of business remained relatively flat. The remaining $37.2 million increase is attributable to the Company's retirement products and services line of business, which markets combination fixed/variable annuities and group pension guaranteed investment contracts. The decline in interest rates during 1995 resulted in the split of these combination fixed/variable annuity sales to change from 45% fixed and 55% variable in 1995 to 25% fixed and 75% variable in 1996. In addition, total gross sales increased by $235.9 million in 1996 as compared to 1995. The declining interest rate environment and strong market performance in 1995 resulted in unrealized gains on assets held in the separate accounts, which generated a substantial increase in fees calculated as a percentage of the separate account net assets, which are then transferred to the general account. The declining interest rates also resulted in increases in reserves due to the increase in the market value adjustment provision of certain fixed annuities. The resultant reserve increases were in excess of the unrealized gains causing strain on the 1995 earnings. In 1996, interest rates increased, resulting in a reduction in the unrealized gains on assets held in the separate accounts and a corresponding reduction in reserves and a release of some of the reserve strain incurred in 1995. The earnings on these market value adjusted products fluctuate as the change in the market value of the assets do not move precisely in tandem with the change in the market value of the liabilities.

    Total income increased by $239.4 million for the year ended December 31, 1996 as compared to December 31, 1995. Sales of combination fixed/variable annuities (net of annuitizations) increased by $282.7 million primarily due to an increase in variable sales held in the separate accounts. This increase in variable sales was driven by strong performance in the stock market. Reinsurance had the effect of increasing income by approximately $9.4 million. Premiums and annuity considerations increased by $8.2 million reflecting increased annuitizations. Considerations from supplementary contracts increased by

$1.2 million. Sales of group pension guaranteed investment contracts decreased by $53 million as this market remained highly competitive and sensitive to small changes in guaranteed interest rates. Net investment income decreased by $9.1 million, reflecting a decrease in the general account invested assets.

    Benefits and expenses increased by $178.3 million for the year ended December 31, 1996 as compared to December 31, 1995. Reinsurance had the effect of decreasing benefits and expenses by $14.5 million. Deaths, annuity payments and surrender benefits and other fund withdrawals increased by $438.9 million as a result of increased surrenders of fixed annuities for which interest rate guarantee periods have expired as well as withdrawals from the separate accounts. Policy reserves increased by $9.4 million, reflecting increased annuitizations and increased reserves for minimum death benefit guarantees. The decrease in liability for premium and other deposit funds of $405.9 reflects lower interest rates and higher surrenders of contracts described above. Commissions increased by $21.8 million, reflecting the increase in total sales of combination fixed/variable annuities. General expenses increased by $2.6 million reflecting an increase in salaries due to staff increases and retainer fees. Transfers to separate accounts increased by $126.8 million, reflecting increased exchange activity out of the general account into the separate accounts.

LIQUIDITY

    The Company's cash inflow consists primarily of premiums on insurance and annuity products, income from investments, repayments of investment principal and sales of investments. The Company's cash outflow is primarily to meet death and other maturing insurance and annuity contract obligations, to pay out on contract terminations, to fund investment commitments and to pay normal operating expenses and taxes. Cash outflows are met from the normal net cash inflows.

    The Company segments its business internally in order to better manage projected cash inflows and outflows within each segment. Targets for money market holdings are established for each segment, which in the aggregate meet the day to day cash needs of the Company. If greater liquidity is required, government issued bonds, which are highly liquid, are sold to provide the necessary funds. Government and publicly traded corporate bonds comprise 58% of the Company's long-term bond holdings.

    Management believes that the Company's sources of liquidity are more than adequate to meet its anticipated needs.

YEAR 2000 COMPLIANCE

    The Company's business, financial condition, and results of operations could be materially and adversely affected by the failure of its systems and applications (or those either provided or operated by third-parties) to properly operate or manage dates beyond the year 1999. However, the Company has investigated the nature and extent of the work necessary to render its computer systems capable of processing beyond the turn of the century ("Year 2000 compliant"), and has made substantial progress toward achieving this goal, including upgrading and/or replacing existing systems. The Company expects that its principal systems will be Year 2000 compliant by the end of 1998, leaving 1999 for extensive testing. While it is believed that these efforts do involve substantial costs, the Company closely monitors associated costs and continues to evaluate associated risks based on actual testing. Based on available information, the Company believes that it will be able to manage its total Year 2000 transition without a material adverse effect on its business operations, financial condition, or results of operations.

RECENT REORGANIZATION

    Effective December 24, 1997, the Company and its ultimate parent, Sun Life Assurance Company of Canada ("SLOC"), reorganized the corporate structure of a part of their United States business operations, by completing, with the approval of the Delaware Insurance Department, the establishment of a two-tier holding company structure. In connection with this reorganization, Massachusetts Financial Services Company ("MFS"), the registered investment adviser that serves as adviser to the MFS Family of Funds, including the MFS/Sun Life Series Trust and the Compass Variable Accounts, is no longer a subsidiary of the Company, but remains under the control of Sun Life of Canada through two other wholly-owned holding company subsidiaries. On December 24, 1997, the Company's stock in MFS was transferred via a dividend to the Company's immediate parent, Sun Life of Canada (U.S.) Holdings, Inc. There is no change in directors, officers, or day-to-day management of any of the companies within this holding company system and, in the case of MFS, its executive officers continue to report to the Chairman of Sun Life of Canada.

    MFS, which was acquired by the Company in 1982, has approximately $70,200,000,000 under management as of December 31, 1997. For the years ended December 31, 1997, 1996 and 1995, the Company's Statutory Statements of Operations reflected earnings attributable to the operations of MFS of $80,114,000 (which includes dividends from MFS of $33,110,000, an income tax benefit of $25,809,000, and a realized gain of $21,195,000), $79,263,000, and
$58,599,000, respectively. The reorganization is not expected to have any significant effect on the ongoing operations of MFS or the Company. However, future net income of the Company will not include the results of operations of MFS.

ASSET/LIABILITY MANAGEMENT AND INFORMATION ABOUT MARKET RISK

    The following discussion about the Company's risk management activities includes "forward-looking statements" that involve risk and uncertainties.

    Assets within the general account are segmented by product or groups of products. This allows the Company to better manage assets relative to liabilities. Asset management for each segment is conducted within the context of an investment policy, reviewed each quarter with business unit managers to ensure that investment policy remains appropriate, taking into account a segment's liability characteristics. The review of investment policy includes cash flow estimates, liquidity requirements and targets for asset mix, duration and quality.

    Market risks associated with investment portfolios supporting products that are funded by separate accounts where results are not guaranteed and where the policyholder assumes the risks are not included in this discussion.

    All of the Company's assets are held for other than trading purposes and generally fixed interest rate liabilities are supported by well diversified portfolios of fixed interest investments including publicly issued and privately placed bonds and commercial mortgage loans. Public bonds can include Treasuries, corporates, money market instruments, Mortgage Backed Securities and Asset Backed Securities. Credit risk is managed by the Company's underwriting standards which have resulted in high average quality portfolios. For example, the Company does not purchase below investment grade securities. Also, as a result of investment policy, there is no foreign currency, commodity or equity price risk exposure in the portfolios. However, changes in the level of domestic interest rates will impact the market value of fixed interest assets and liabilities. The management of interest rate risk exposure and immunization strategies are discussed below.

    Immunization strategies which minimize the loss from wide fluctuations in interest rates are pursued in segments where the bulk of the liabilities arise from the sale of products containing interest rate guarantees for certain terms. These strategies are supported by investment and asset liability analytical software acquired from outside vendors. The significant features of the immunization framework include: an economic or market value basis for both assets and liabilities; an option pricing methodology; the use of effective duration and convexity to measure price sensitivity; the use of key rate durations (KRDs) to capture interest rate exposure to different parts of the yield curve and manage non-parallel curve movements; and active portfolio management, including the use of derivatives (e.g., interest rate swaps) for portfolio restructuring.

    An Interest Rate Risk Committee meets monthly and after reviewing the duration reports for various portfolios, market conditions and forecasts, the committee develops asset management strategies for interest sensitive portfolios. These strategies may involve managing assets to small intentional mismatches, either at the total effective duration level or at certain KRDs but, in any event, the overall duration gap between interest sensitive assets and liabilities is managed within a tolerance range of +/- 0.25 effective duration.

    The estimates presented here are from computer model simulations which, because they are predictions about the future, contain a certain degree of uncertainty. For example, there are algorithms for assumptions about policyholder behavior and asset cash flows and consequently estimates of duration and market values which may or may not represent what actually will occur. Also there is no provision in the estimates to incorporate any management decisions which might be taken to mitigate against adverse results. The Company is sufficiently comfortable with its interest rate risk management process to feel the exposure to interest rate changes will not materially affect the near-term financial position, results of operations or cash flows of the Company.

    The Company's fixed interest investments had an aggregate fair value at December 31, 1997 of $3,276,174,000. Certain of the Company's general account liabilities of $3,682,582,000 are categorized as financial instruments. The portion of the liabilities so categorized had a carrying value of $1,958,229,000 and a fair value of $1,985,106,000 at December 31, 1997. Using its modeling and analytical software the Company performed sensitivity analysis of its financial instruments at December 31, 1997. Assuming an immediate increase of 100 basis points in interest rates the net hypothetical decrease in the fair value of the Company's assets is estimated to be $108,000,000. A corresponding decrease in the fair value of the liabilities categorized as financial instruments is estimated to be $56,000,000 at December 31, 1997.

SUN LIFE OF CANADA

    On January 27, 1998, the Company's ultimate parent, SLOC, announced that its Board of Directors had requested management to develop a plan to convert from a mutual life insurance company into a publicly traded stock company through demutualization. Management has put in place a full time task force which, together with a worldwide team of actuarial, financial, and legal advisers, has begun work on a plan. The Board of Directors will decide later in 1998 whether to proceed with demutualization, following the completion of such plan. Demutualization would require regulatory approval and approval by policyholders of SLOC. Based on information known to date, the potential demutualization of SLOC is not expected to have any significant impact on the Company.

REINSURANCE

    The Company has agreements with SLOC which provide that SLOC will reinsure the mortality risks of the individual life insurance contracts previously sold by the Company. Under these agreements basic death benefits and supplementary benefits are reinsured on a yearly renewable term basis and coinsurance basis, respectively. Reinsurance transactions under these agreements in 1997 had the effect of decreasing net income from operations by $1,381,000.

    Effective January 1, 1991 the Company entered into an agreement with SLOC under which certain individual life insurance contracts issued by SLOC were reinsured by the Company on a 90% coinsurance basis. Also effective January 1, 1991 the Company entered into an agreement with SLOC which provides that SLOC will reinsure the mortality risks in excess of $500,000 per policy for the individual life insurance contracts assumed by the Company in the reinsurance agreement described above. Death benefits are reinsured on a yearly renewable term basis. These agreements had the effect of increasing income from operations by approximately $37,050,000 for the year ended December 31, 1997.

    The life reinsurance assumed agreement requires the reinsurer to withhold funds in an amount equal to the reserves assumed.

    The Company has also executed reinsurance agreements with unaffiliated companies. These agreements provide reinsurance of certain individual life insurance contracts on a modified coinsurance basis under which all deficiency reserves are ceded; as well as reinsurance for variable universal life on a yearly renewable term basis for which the Company has a maximum retention of $2,000,000.

RESERVES

    In accordance with the life insurance laws and regulations under which the Company operates, it is obligated to carry on its books, as liabilities, actuarially determined reserves to meet its obligations on its outstanding contracts. Reserves are based on mortality tables in general use in the United States and are computed to equal amounts that, with additions from premiums to be received, and with interest on such reserves compounded annually at certain assumed rates, will be sufficient to meet the Company's policy obligations at their maturities or in the event of an insured's death. In the accompanying Financial Statements, these reserves are determined in accordance with statutory regulations.

INVESTMENTS

    Of the Company's total assets of $15.9 billion at December 31, 1997, 71.7% consisted of unitized and non-unitized separate account assets, 12.0% were invested in bonds and similar securities, 4.3% in mortgages, 0.7% in subsidiaries, 0.6% in real estate, and the remaining 10.7% in cash and other assets.

COMPETITION

    The Company is engaged in a business that is highly competitive because of the large number of stock and mutual life insurance companies and other entities marketing insurance products. According to the most recent Best's Review, Life-Health Edition, as of December 31, 1996 the Company ranked 38th among all life insurance companies in the United States based upon total assets. Its ultimate parent company, SLOC, ranked 19th. Best's Insurance Reports, Life-Health Edition, 1997, assigned the Company and SLOC its highest classification, A++, as of December 31, 1996. This rating was affirmed by A.M. Best on November 24, 1997. Standard & Poor's and Duff & Phelps have assigned the Company and SLOC their highest ratings for claims paying ability, AAA. Moody's Investor Service, Inc. has assigned the Company an unsolicited rating of Aa1 for financial strength.

EMPLOYEES

    The Company and SLOC have entered into a Service Agreement which provides that the latter will furnish the Company, as required, with personnel as well as certain services and facilities on a cost reimbursement basis. As of December 31, 1997 the Company had 317 direct employees who are employed at its Principal Executive Office in Wellesley Hills, Massachusetts and its Retirement Products & Services Division in Boston, Massachusetts.

PROPERTIES

    The Company occupies office space owned by it and leased to SLOC, and certain unrelated parties for lease terms not exceeding five years.

                 THE COMPANY'S DIRECTORS AND EXECUTIVE OFFICERS

    The directors and principal officers of the Company are listed below, together with information as to their ages, dates of election and principal business occupations during the last five years (if other than their present business occupations). Except as otherwise indicated, the directors and officers of the Company who are associated with Sun Life Assurance Company of Canada and/or its subsidiaries have been associated with Sun Life Assurance Company of Canada for more than five years either in the position shown or in other positions.

JOHN D. MCNEIL, 64, Chairman and Director (1982*)
150 King Street West
Toronto, Ontario, Canada M5H 1J9

    He is Chairman and a Director of Sun Life Assurance Company of Canada and Sun Life Insurance and Annuity Company of New York; a Director of Massachusetts Financial Services Company; Chairman and a Trustee of MFS/Sun Life Series Trust; Chairman and a Member of the Boards of Managers of Money Market Variable Account, High Yield Variable Account, Capital Appreciation Variable Account, Government Securities Variable Account, World Governments Variable Account, Total Return Variable Account and Managed Sectors Variable Account; and a Director of Shell (Canada) Limited and Canadian Pacific, Ltd.

DONALD A. STEWART, 51, President and Director (1996*)
150 King Street West
Toronto, Ontario, Canada M5H 1J9

    He is President and a Director of Sun Life Assurance Company of Canada and Sun Life Insurance and Annuity Company of New York; and a Director of Massachusetts Financial Services Company, Massachusetts Casualty Insurance Company and Sun Life Financial Services Limited.

------------------------
* Year Elected Director

DAVID D. HORN, 56, Director (1985*)
56 Pinckney Street
Boston, Massachusetts 02114



    He was formerly Senior Vice President and General Manager for the United States of Sun Life Assurance Company of Canada, retiring in December 1997. He is a Director of Sun Life Insurance and Annuity Company of New York; a Trustee of MFS/Sun Life Series Trust; and a Member of the Boards of Managers of Money Market Variable Account, High Yield Variable Account, Capital Appreciation Variable Account, Government Securities Variable Account, World Governments Variable Account, Total Return Variable Account and Managed Sectors Variable Account.



ANGUS A. MACNAUGHTON, 66, Director (1985*)
Metro Tower, Suite 1170
950 Tower Lane
Foster City, California 94404


    He is President of Genstar Investment Corporation and a Director of Sun Life Assurance Company of Canada, Sun Life Insurance and Annuity Company of New York, Canadian Pacific, Ltd., Varian Associates, Inc., Diversified Collection Services, Inc., the San Francisco Opera, and Barrick Gold Corporation.


JOHN S. LANE, 63, Director (1991*)
150 King Street West
Toronto, Ontario, Canada M5H 1J9


    He is Senior Vice President, Investments of Sun Life Assurance Company of Canada; and a Director of Sun Life Insurance and Annuity Company of New York.

RICHARD B. BAILEY, 71, Director (1983*)
500 Boylston Street
Boston, Massachusetts 02116

    He is a Director of Sun Life Insurance and Annuity Company of New York and a Director/Trustee of certain Funds in the MFS Family of Funds.


M. COLYER CRUM, 65, Director (1986*)
104 Westcliff Street
Weston, Massachusetts 02193



    He is Professor Emeritus of the Harvard Business School; and a Director of Sun Life Assurance Company of Canada, Sun Life Insurance and Annuity Company of New York, Cambridge Bancorp, Cambridge Trust, Merrill Lynch Ready Assets Trust, Merrill Lynch Basic Value Fund, Inc., Merrill Lynch Special Value Fund, Inc., Merrill Lynch Capital Fund, Inc., Merrill Lynch U.S.A. Government Reserves, Merrill Lynch Global Resources Trust, Merrill Lynch U.S. Treasury Money Fund, MuniVest California Insured Fund, Inc., MuniVest Florida Fund, Inc., MuniVest Michigan Insured Fund, Inc., MuniVest New Jersey Fund, Inc., MuniYield Florida Insured Fund, MuniYield Michigan Insured Fund, Inc., MuniYield New Jersey Insured Fund, Inc., MuniYield Pennsylvania Fund, and Phaeton International N.V. Prior to July, 1996, he was a Professor at the Harvard Business School.



S. CAESAR RABOY, 61, Senior Vice President, Deputy General Manager and Director (1996*)
One Sun Life Executive Park
Wellesley Hills, Massachusetts 02181



    He is Senior Vice President and Deputy General Manager for the United States of Sun Life Assurance Company of Canada; Senior Vice President and a Director of Sun Life Insurance and Annuity Company of New York; Vice President and a Director of Sun Life Financial Services Limited; and a Director of Sun Life of Canada (U.S.) Distributors, Inc. and Clarendon Insurance Agency, Inc.


------------------------
* Year Elected Director

JAMES M.A. ANDERSON, 48, Vice President, Investments (1998)
One Sun Life Executive Park
Wellesley Hills, Massachusetts 02181



    He is Vice President, Investments, of Sun Life Assurance Company of Canada and Sun Life Insurance and Annuity Company of New York; President and a Director of Sun Capital Advisers, Inc.; Vice President and a Director of Sun Life of Canada (U.S.) Holdings, Inc., Sun Life of Canada (U.S.) Financial Services Holdings, Inc., and Sun Canada Financial Co.; Vice President, Investments, and a Director of Sun Life of Canada (U.S.) Distributors, Inc; and a Director of Massachusetts Casualty Insurance Company, New London Trust, F.S.B., and Sun Benefit Services Company, Inc.


ROBERT A. BONNER, 53, Vice President, Individual Insurance (1986)
One Sun Life Executive Park
Wellesley Hills, Massachusetts 02181

    He is Vice President, Individual Insurance for the United States of Sun Life Assurance Company of Canada.


C. JAMES PRIEUR, 47, Senior Vice President, General Manager and Director (1998*) One Sun Life Executive Park
Wellesley Hills, Massachusetts 02181


    He is Senior Vice President and General Manager for the United States of Sun Life Assurance Company of Canada; Senior Vice President and a Director of Sun Life Insurance and Annuity Company of New York; Chairman and a Director of Sun Life of Canada (U.S.) Distributors, Inc. and Sun Capital Advisers, Inc.; President and a Director of Sun Life of Canada (U.S.) Holdings, Inc., Sun Life Assurance Company of Canada -- U.S. Operations Holdings, Inc., Sun Life of Canada (U.S.) Financial Services Holdings, Inc., Sun Canada Financial Co., Sun Life of Canada (U.S.) SPE 97-1, Inc., and Sun Benefit Services Company; and a Director of Clarendon Insurance Agency, Inc. and Massachusetts Casualty Insurance Company.

L. BROCK THOMSON, 56, Vice President and Treasurer (1974)
One Sun Life Executive Park
Wellesley Hills, Massachusetts 02181


    He is Vice President, Portfolio Management for the United States of Sun Life Assurance Company of Canada; Vice President and Treasurer of Sun Life of Canada (U.S.) Distributors, Inc., Sun Benefit Services Company, Inc., Sun Life Insurance and Annuity Company of New York, and Clarendon Insurance Agency, Inc.; and Assistant Treasurer of Massachusetts Casualty Insurance Company.


ROBERT P. VROLYK, 44, Vice President and Actuary (1986)
One Sun Life Executive Park
Wellesley Hills, Massachusetts 02181


    He is Vice President, Finance of Sun Life Assurance Company of Canada; Vice President, Controller and Actuary of Sun Life Insurance and Annuity Company of New York; Vice President and a Director of Sun Life of Canada (U.S.) Holdings, Inc., Sun Canada Financial Co., Sun Life of Canada (U.S.) Distributors, Inc., Sun Life of Canada (U.S.) Financial Services Holdings, Inc., Sun Life Assurance Company of Canada -- U.S. Operations Holdings, Inc.; Vice President, Treasurer and a Director of Sun Capital Advisers, Inc.; Treasurer and a Director of Sun Life of Canada (U.S.) SPE 97-1, Inc.; and a Director of Clarendon Insurance Agency, Inc., and Sun Benefit Services Company, Inc.

MARGARET SEARS MEAD, 47, Assistant Vice President and Secretary (1996) One Sun Life Executive Park
Wellesley Hills, Massachusetts 02181


    She is Assistant Vice President and Counsel for the United States of Sun Life Assurance Company of Canada; Assistant Vice President and Secretary of Sun Life Insurance and Annuity Company of New York; and Secretary of Sun Life of Canada (U.S.) Holdings, Inc., Sun Life of Canada (U.S.) Distributors, Inc., Sun Life of Canada (U.S.) Financial Services Holdings, Inc., Sun Life Assurance Company of Canada -- U.S. Operations Holdings, Inc., Sun Life of Canada (U.S.) SPE 97-1, Inc., Sun Canada Financial Co., and Sun Capital Advisers, Inc., and Sun Benefit Services Company, Inc.; and Assistant Secretary of Clarendon Insurance Agency, Inc.


    The directors, officers and employees of the Company are covered under a commercial blanket bond and a liability policy. The directors, officers and employees of Massachusetts Financial Services Company and Clarendon Insurance Agency, Inc. are covered under a fidelity bond and errors and omissions policy.

EXECUTIVE COMPENSATION

    All of the executive officers of the Company also serve as officers of Sun Life Assurance Company of Canada and receive no compensation directly from the Company. Allocations have been made as to such officers' time devoted to duties as executive officers of the Company and its subsidiaries. The allocated cash compensation of all executive officers of the Company as a group for services rendered in all capacities to the Company and its subsidiaries during 1997 totalled $824,000.

    Directors of the Company who are also officers of Sun Life Assurance Company of Canada or its affiliates receive no compensation in addition to their compensation as officers of Sun Life Assurance Company of Canada or its affiliates. Messrs. Bailey, Crum and MacNaughton receive compensation in the amount of $8,000 per year, plus $1,000 for each meeting attended, plus expenses.

    No shares of the Company are owned by any executive officer or director. The Company is a wholly-owned subsidiary of Sun Life of Canada (U.S.) Holdings, Inc., One Sun Life Executive Park, Wellesley Hills, Massachusetts 02181, which is in turn a wholly-owned subsidiary of Sun Life Assurance Company of Canada -- U.S. Operations Holdings, Inc., a wholly-owned subsidiary of Sun Life Assurance Company of Canada.

                                STATE REGULATION

    The Company is subject to the laws of the State of Delaware governing life insurance companies and to regulation by the Commissioner of Insurance of Delaware. An annual statement is filed with the Commissioner of Insurance on or before March 1st in each year relating to the operations of the Company for the preceding year and its financial condition on December 31st of such year. Its books and records are subject to review or examination by the Commissioner or his agents at any time and a full examination of its operations is conducted at periodic intervals.

    The Company is also subject to the insurance laws and regulations of the other states and jurisdictions in which it is licensed to operate. The laws of the various jurisdictions establish supervisory agencies with broad administrative powers with respect to licensing to transact business, overseeing trade practices, licensing agents, approving policy forms, establishing reserve requirements, fixing maximum interest rates on life insurance policy loans and minimum rates for accumulation of surrender values, prescribing the form and content of required financial statements and regulating the type and amounts of investments permitted. Each insurance company is required to file detailed annual reports with supervisory agencies in each of the jurisdictions in which it does business and its operations and accounts are subject to examination by such agencies at regular intervals.

    In addition, many states regulate affiliated groups of insurers, such as the Company, its parent and its affiliates, under insurance holding company legislation. Under such laws, inter-company transfers of assets and dividend payments from insurance subsidiaries may be subject to prior notice or approval, depending on the size of such transfers and payments in relation to the financial positions of the companies involved.

    Under insurance guaranty fund laws in most states, insurers doing business therein can be assessed (up to prescribed limits) for policyholder losses incurred by insolvent companies. The amount of any future assessments of the Company under these laws cannot be reasonably estimated. However, most of these laws do provide that an assessment may be excused or deferred if it would threaten an insurer's own financial strength and many permit the deduction of all or a portion of any such assessment from any future premium or similar taxes payable.

    Although the federal government generally does not directly regulate the business of insurance, federal initiatives often have an impact on the business in a variety of ways. Current and proposed federal measures which may significantly affect the insurance business include employee benefit regulation, removal of barriers preventing banks from engaging in the insurance business, tax law changes affecting the taxation of insurance companies, the tax treatment of insurance products and its impact on the relative desirability of various personal investment vehicles.

                               LEGAL PROCEEDINGS

    There are no pending legal proceedings affecting the Variable Account. The Company and its subsidiaries are engaged in various kinds of routine litigation which, in management's judgment, is not of material importance to their respective total assets or material with respect to the Variable Account.

                                  ACCOUNTANTS


    The financial statements of the Variable Account for the year ended December 31, 1997 and the statutory financial statements of the Company for the years ended December 31, 1997, 1996 and 1995 included in this Prospectus have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.


                            REGISTRATION STATEMENTS


    Registration statements (the "Registration Statements") have been filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933 as amended, with respect to the Contracts offered by this Prospectus. This Prospectus does not contain all the information set forth in the Registration Statements and the exhibits filed as part of the Registration Statements, to all of which reference is hereby made for further information concerning the Variable Account, the Fixed Account, the Company, the Series Fund, the Contract and the Certificates. Statements found in this Prospectus as to the terms of the Contracts, the Certificates and other legal instruments are summaries, and reference is made to such instruments as filed.


                              FINANCIAL STATEMENTS

    The financial statements of the Company which are included in this Prospectus should be considered only as bearing on the ability of the Company to meet its obligations with respect to amounts allocated to the Fixed Account and with respect to the death benefit and the Company's assumption of the mortality and expense risks. They should not be considered as bearing on the investment performance of the Series Fund shares held in the Sub-Accounts of the Variable Account. The Variable Account value of the interests of Owners, Participants, Annuitants, Payees and Beneficiaries under the Contracts is affected primarily by the investment results of the Series Fund. The financial statements of the Variable Account reflect units outstanding and expenses incurred under the Contracts and other contracts participating in the Variable Account which impose certain contract charges that are different from those imposed under the Contracts.

                              -------------------

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT D

STATEMENT OF CONDITION-- December 31, 1997

 ASSETS:
   Investments in mutual funds:                Shares        Cost         Value
                                             ----------  ------------  ------------
     Massachusetts Investors Trust
      ("MIT")*.............................   2,566,191  $ 35,973,786  $ 44,954,184
     Massachusetts Investors Growth Stock
      Fund ("MIG")*........................   1,260,336    14,191,936    15,655,513
     MFS Total Return Fund ("MTR")*........   2,367,141    34,452,574    37,448,566
     MFS Growth Opportunities Fund
      ("MGO")*.............................     310,025     4,100,632     4,315,629
     MFS Bond Fund ("MFB")*................     203,087     2,652,888     2,765,166
     MFS World Governments Fund ("MWG")*...     197,529     2,229,092     2,141,903
     MFS/Sun Life Series Trust:
       Capital Appreciation Series
        ("CAS")............................   1,238,336    38,570,681    49,704,867
       Government Securities Series
        ("GSS")............................     924,758    11,626,944    12,059,410
       High Yield Series ("HYS")...........     623,498     5,418,842     6,054,623
       Money Market Series ("MMS").........   6,341,994     6,341,994     6,341,994
                                                         ------------  ------------
                                                         $155,559,369  $181,441,855
                                                         ------------
                                                         ------------

 LIABILITIES:
   Payable to sponsor................................................         1,358
                                                                       ------------
         Net Assets..................................................  $181,440,497
                                                                       ------------
                                                                       ------------

NET ASSETS:

                                           Applicable to Owners of
                                     Deferred Variable Annuity Contracts  Reserve for
                                     -----------------------------------   Variable
                                       Units    Unit Value     Value       Annuities      Total
                                     ---------  ----------  ------------  -----------  ------------
    MIT-Level  2...................    668,603   $  44.1981 $ 29,541,406    $ --       $ 29,541,406
    MIT-Level  3...................    347,926      44.5374   15,412,778      --         15,412,778
    MIG-Level  2...................    225,178      43.9157    9,888,833      --          9,888,833
    MIG-Level  3...................    118,801      48.5502    5,766,680      --          5,766,680
    MTR-Level  2...................    759,684      33.2755   25,226,540      --         25,226,540
    MTR-Level  3...................    403,015      30.3501   12,221,632      --         12,221,632
    MTR-Level  4...................         17      23.1768          394      --                394
    MGO-Level  2...................    100,623      32.3990    3,278,893      --          3,278,893
    MGO-Level  3...................     29,668      34.7993    1,036,736      --          1,036,736
    MFB-Level  2...................     86,309      21.1171    1,853,463      --          1,853,463
    MFB-Level  3...................     41,360      21.3778      911,703      --            911,703
    MWG-Level  2...................     50,083      21.6012    1,081,666      --          1,081,666
    MWG-Level  3...................     55,415      19.1324    1,060,237      --          1,060,237
    CAS-Level  2...................    680,351      43.3190   29,464,142     129,273     29,593,415
    CAS-Level  3...................    431,268      46.0988   19,875,434       7,478     19,882,912
    CAS-Level  4...................      5,247      44.9674      228,881      --            228,881
    GSS-Level  2...................    377,706      20.1019    7,590,175       3,257      7,593,432
    GSS-Level  3...................    225,343      19.5696    4,411,356       4,816      4,416,172
    GSS-Level  4...................      2,450      19.3101       47,992      --             47,992
    HYS-Level  2...................    161,891      24.6550    3,991,546       2,929      3,994,475
    HYS-Level  3...................     89,331      22.9753    2,053,428       4,455      2,057,883
    HYS-Level  4...................        102      22.4774        2,292      --              2,292
    MMS-Level  2...................    246,919      15.8347    3,904,270       2,712      3,906,982
    MMS-Level  3...................    158,492      14.7470    2,335,608      --          2,335,608
    MMS-Level  4...................      6,803      14.4723       99,492      --             99,492
                                                            ------------  -----------  ------------
         Net Assets.......................................  $181,300,730    $154,920   $181,440,497
                                                            ------------  -----------  ------------
                                                            ------------  -----------  ------------

*Investments are made in Class A shares of the Fund.

                       See notes to financial statements

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT D

STATEMENTS OF OPERATIONS-- Year Ended December 31, 1997

                                               MIT          MIG          MTR          MGO          MFB           MWG
                                           Sub-Account  Sub-Account  Sub-Account  Sub-Account  Sub-Account   Sub-Account
                                           -----------  -----------  -----------  -----------  ------------  -----------
 INCOME AND EXPENSES:
   Dividend income and capital gain
    distributions received...............  $ 3,576,267  $ 2,503,163  $ 4,775,114  $   540,786  $    314,816  $  102,827
   Mortality and expense risk charges....      584,251      179,472      528,249       53,591        48,523      31,794
                                           -----------  -----------  -----------  -----------  ------------  -----------
       Net investment income.............  $ 2,992,016  $ 2,323,691  $ 4,246,865  $   487,195  $    266,293  $   71,033
                                           -----------  -----------  -----------  -----------  ------------  -----------
 REALIZED AND UNREALIZED GAINS (LOSSES):
   Realized gains (losses) on investment
    transactions:
     Proceeds from sales.................  $29,532,831  $ 7,350,937  $27,407,019  $ 1,943,627  $  3,888,216  $1,453,186
     Cost of investments sold............   21,338,109    6,174,599   23,014,779    1,441,879     3,748,442   1,473,275
                                           -----------  -----------  -----------  -----------  ------------  -----------
       Net realized gains (losses).......  $ 8,194,722  $ 1,176,338  $ 4,392,240  $   501,748  $    139,774  $  (20,089)
                                           -----------  -----------  -----------  -----------  ------------  -----------
   Net unrealized appreciation
    (depreciation) on investments:
     End of year.........................  $ 8,980,397  $ 1,463,577  $ 2,995,992  $   214,997  $    112,279  $  (87,189)
     Beginning of year...................    7,387,121     (734,918)   3,660,194      339,931       131,161      (5,732)
                                           -----------  -----------  -----------  -----------  ------------  -----------
       Change in unrealized appreciation
        (depreciation)...................  $ 1,593,276  $ 2,198,495  $  (664,202) $  (124,934) $    (18,882) $  (81,457)
                                           -----------  -----------  -----------  -----------  ------------  -----------
     Realized and unrealized gains
      (losses)...........................  $ 9,787,998  $ 3,374,833  $ 3,728,038  $   376,814  $    120,892  $ (101,546)
                                           -----------  -----------  -----------  -----------  ------------  -----------
 INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS.............................  $12,780,014  $ 5,698,524  $ 7,974,903  $   864,009  $    387,185  $  (30,513)
                                           -----------  -----------  -----------  -----------  ------------  -----------
                                           -----------  -----------  -----------  -----------  ------------  -----------

                                               CAS          GSS          HYS          MMS
                                           Sub-Account  Sub-Account  Sub-Account  Sub-Account     Total
                                           -----------  -----------  -----------  -----------  ------------
 INCOME AND EXPENSES:
   Dividend income and capital gain
    distributions received...............  $ 4,746,173  $ 1,501,159  $   647,242  $   520,316  $ 19,227,863
   Mortality and expense risk charges....      619,019      214,567       96,313      118,704     2,474,483
                                           -----------  -----------  -----------  -----------  ------------
       Net investment income.............  $ 4,127,154  $ 1,286,592  $   550,929  $   401,612  $ 16,753,380
                                           -----------  -----------  -----------  -----------  ------------
 REALIZED AND UNREALIZED GAINS (LOSSES):
   Realized gains on investment
    transactions:
     Proceeds from sales.................  $22,063,515  $15,612,388  $ 5,935,864  $15,510,305  $130,697,888
     Cost of investments sold............   15,738,062   15,549,778    5,420,620   15,510,305   109,409,848
                                           -----------  -----------  -----------  -----------  ------------
       Net realized gains................  $ 6,325,453  $    62,610  $   515,244  $   --       $ 21,288,040
                                           -----------  -----------  -----------  -----------  ------------
   Net unrealized appreciation on
    investments:
     End of year.........................  $11,134,186  $   432,466  $   635,781  $   --       $ 25,882,486
     Beginning of year...................   10,533,155      452,216      666,274      --         22,429,402
                                           -----------  -----------  -----------  -----------  ------------
       Change in unrealized
        appreciation.....................  $   601,031  $   (19,750) $   (30,493) $   --       $  3,453,084
                                           -----------  -----------  -----------  -----------  ------------
     Realized and unrealized gains.......  $ 6,926,484  $    42,860  $   484,751  $   --       $ 24,741,124
                                           -----------  -----------  -----------  -----------  ------------
 INCREASE IN NET ASSETS FROM
  OPERATIONS.............................  $11,053,638  $ 1,329,452  $ 1,035,680  $   401,612  $ 41,494,504
                                           -----------  -----------  -----------  -----------  ------------
                                           -----------  -----------  -----------  -----------  ------------

                       See notes to financial statements

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT D

STATEMENTS OF CHANGES IN NET ASSETS

                                                            MIT                        MIG                        MTR
                                                        Sub-Account                Sub-Account                Sub-Account
                                                 --------------------------  ------------------------  --------------------------
                                                         Year Ended                 Year Ended                 Year Ended
                                                        December 31,               December 31,               December 31,
                                                 --------------------------  ------------------------  --------------------------
                                                     1997          1996         1997         1996          1997          1996
                                                 ------------  ------------  -----------  -----------  ------------  ------------
OPERATIONS:
  Net investment income........................  $  2,992,016  $  4,320,604  $ 2,323,691  $ 3,076,432  $  4,246,865  $  4,866,763
  Net realized gains (losses)..................     8,194,722     1,322,346    1,176,338     (187,382)    4,392,240     2,787,930
  Net unrealized gains (losses)................     1,593,276     4,752,859    2,198,495     (390,114)     (664,202)   (1,349,654)
                                                 ------------  ------------  -----------  -----------  ------------  ------------
      Increase in net assets from operations...  $ 12,780,014  $ 10,395,809  $ 5,698,524  $ 2,498,936  $  7,974,903  $  6,305,039
                                                 ------------  ------------  -----------  -----------  ------------  ------------
PARTICIPANT TRANSACTIONS:
  Accumulation Activity:
    Purchase payments received.................  $  7,414,274  $  8,484,377  $ 1,659,301  $ 2,166,246  $  6,596,639  $  9,144,366
    Net transfers between Sub-Accounts and
     Fixed Account.............................       926,030       818,874      277,942       44,987    (1,493,129)   (1,402,954)
    Withdrawals, surrenders, annuitizations,
     and contract charges......................   (26,661,131)  (15,324,516)  (5,570,136)  (3,595,513)  (25,159,273)  (17,519,924)
                                                 ------------  ------------  -----------  -----------  ------------  ------------
      Net accumulation activity................  $(18,320,827) $ (6,021,265) $(3,632,893) $(1,384,280) $(20,055,763) $ (9,778,512)
                                                 ------------  ------------  -----------  -----------  ------------  ------------
  Annuitization Activity:
    Adjustments to annuity reserve.............  $    --       $        214  $   --       $   --       $    --       $        217
                                                 ------------  ------------  -----------  -----------  ------------  ------------
      Net annuitization activity...............  $    --       $        214  $   --       $   --       $    --       $        217
                                                 ------------  ------------  -----------  -----------  ------------  ------------
  Decrease in net assets from participant
   transactions................................  $(18,320,827) $ (6,021,051) $(3,632,893) $(1,384,280) $(20,055,763) $ (9,778,295)
                                                 ------------  ------------  -----------  -----------  ------------  ------------
    Increase (decrease) in net assets..........  $ (5,540,813) $  4,374,758  $ 2,065,631  $ 1,114,656  $(12,080,860) $ (3,473,256)
NET ASSETS:
  Beginning of year............................    50,494,997    46,120,239   13,589,882   12,475,226    49,529,426    53,002,682
                                                 ------------  ------------  -----------  -----------  ------------  ------------
  End of year..................................  $ 44,954,184  $ 50,494,997  $15,655,513  $13,589,882  $ 37,448,566  $ 49,529,426
                                                 ------------  ------------  -----------  -----------  ------------  ------------
                                                 ------------  ------------  -----------  -----------  ------------  ------------


                                                            MG0                        MFB                        MWG
                                                        Sub-Account                Sub-Account                Sub-Account
                                                 --------------------------  ------------------------  --------------------------
                                                         Year Ended                 Year Ended                 Year Ended
                                                        December 31,               December 31,               December 31,
                                                 --------------------------  ------------------------  --------------------------
                                                     1997          1996         1997         1996          1997          1996
                                                 ------------  ------------  -----------  -----------  ------------  ------------
OPERATIONS:
  Net investment income........................  $    487,195  $    408,265  $   266,293  $   336,345  $     71,033  $     43,609
  Net realized gains (losses)..................       501,748       255,782      139,774      (79,670)      (20,089)     (231,857)
  Net unrealized gains (losses)................      (124,934)      185,013      (18,882)    (109,340)      (81,457)      306,316
                                                 ------------  ------------  -----------  -----------  ------------  ------------
      Increase (decrease) in net assets from
       operations..............................  $    864,009  $    849,060  $   387,185  $   147,335  $    (30,513) $    118,068
                                                 ------------  ------------  -----------  -----------  ------------  ------------
PARTICIPANT TRANSACTIONS:
  Accumulation Activity:
    Purchase payments received.................  $    671,571  $    757,184  $   614,719  $   822,947  $    410,460  $    490,349
    Net transfers between Sub-Accounts and
     Fixed Account.............................        19,958           361     (247,713)    (213,342)     (339,526)     (178,620)
    Withdrawals, surrenders, annuitizations,
     and contract charges......................    (1,534,890)   (1,699,049)  (3,388,353)  (1,301,908)   (1,019,371)   (1,256,945)
                                                 ------------  ------------  -----------  -----------  ------------  ------------
      Net accumulation activity................  $   (843,361) $   (941,504) $(3,021,347) $  (692,303) $   (948,437) $   (945,216)
                                                 ------------  ------------  -----------  -----------  ------------  ------------
    Increase (decrease) in net assets..........  $     20,648  $    (92,444) $(2,634,162) $  (544,968) $   (978,950) $   (827,148)
NET ASSETS:
  Beginning of year............................     4,294,981     4,387,425    5,399,328    5,944,296     3,120,853     3,948,001
                                                 ------------  ------------  -----------  -----------  ------------  ------------
  End of year..................................  $  4,315,629  $  4,294,981  $ 2,765,166  $ 5,399,328  $  2,141,903  $  3,120,853
                                                 ------------  ------------  -----------  -----------  ------------  ------------
                                                 ------------  ------------  -----------  -----------  ------------  ------------

                       See notes to financial statements

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT D

                                                      CAS                         GSS                         HYS
                                                  Sub-Account                 Sub-Account                 Sub-Account
                                           --------------------------  --------------------------  -------------------------
                                                   Year Ended                  Year Ended                 Year Ended
                                                  December 31,                December 31,               December 31,
                                           --------------------------  --------------------------  -------------------------
                                               1997          1996          1997          1996         1997          1996
                                           ------------  ------------  ------------  ------------  -----------  ------------
 OPERATIONS:
   Net investment income.................  $  4,127,154  $  3,233,560  $  1,286,592  $  1,046,631  $   550,929  $    596,805
   Net realized gains....................     6,325,453     2,669,928        62,610       307,873      515,244       145,630
   Net unrealized gains (losses).........       601,031     2,455,689       (19,750)   (1,354,993)     (30,493)      179,227
                                           ------------  ------------  ------------  ------------  -----------  ------------
       Increase (decrease) in net assets
        from operations..................  $ 11,053,638  $  8,359,177  $  1,329,452  $       (489) $ 1,035,680  $    921,662
                                           ------------  ------------  ------------  ------------  -----------  ------------
 PARTICIPANT TRANSACTIONS:
   Accumulation Activity:
     Purchase payments received..........  $  6,447,175  $  6,939,855  $  2,574,283  $  3,634,713  $ 1,164,890  $  1,337,369
     Net transfers between Sub-Accounts
      and Fixed Account..................       865,318     1,007,214    (1,799,091)   (2,176,253)    (275,269)     (690,101)
     Withdrawals, surrenders,
      annuitizations, and contract
      charges............................   (18,586,687)   (7,071,186)  (13,777,389)   (5,692,379)  (5,055,478)   (1,364,716)
                                           ------------  ------------  ------------  ------------  -----------  ------------
       Net accumulation activity.........  $(11,274,194) $    875,883  $(13,002,197) $ (4,233,919) $(4,165,857) $   (717,448)
                                           ------------  ------------  ------------  ------------  -----------  ------------
   Annuitization Activity:
     Annuitizations......................  $    --       $    102,853                $    --                    $    --
     Annuity payments and contract
      charges............................       (12,103)       (8,376)       (2,042)       (2,033)      (1,847)       (1,716)
     Adjustments to annuity reserve......        (7,554)          365          (170)          (82)         (12)          (40)
                                           ------------  ------------  ------------  ------------  -----------  ------------
       Net annuitization activity........  $    (19,657) $     94,842  $     (2,212) $     (2,115) $    (1,859) $     (1,756)
                                           ------------  ------------  ------------  ------------  -----------  ------------
   Increase (decrease) in net assets from
    participant transactions.............  $(11,293,851) $    970,725  $(13,004,409) $ (4,236,034) $(4,167,716) $   (719,204)
                                           ------------  ------------  ------------  ------------  -----------  ------------
     Increase (decrease) in net assets...  $   (240,213) $  9,329,902  $(11,674,957) $ (4,236,523) $(3,132,036) $    202,458
 NET ASSETS:
   Beginning of year.....................    49,945,421    40,615,519    23,732,553    27,969,076    9,186,686     8,984,228
                                           ------------  ------------  ------------  ------------  -----------  ------------
   End of year...........................  $ 49,705,208  $ 49,945,421  $ 12,057,596  $ 23,732,553  $ 6,054,650  $  9,186,686
                                           ------------  ------------  ------------  ------------  -----------  ------------
                                           ------------  ------------  ------------  ------------  -----------  ------------

                                                      MMS
                                                  Sub-Account                     Total
                                           --------------------------  ----------------------------

                                                   Year Ended                   Year Ended
                                                  December 31,                 December 31,
                                           --------------------------  ----------------------------
                                               1997          1996          1997           1996
                                           ------------  ------------  -------------  -------------
 OPERATIONS:
   Net investment income.................  $    401,612  $    521,549  $  16,753,380  $  18,450,563
   Net realized gains....................       --            --          21,288,040      6,990,580
   Net unrealized gains (losses).........       --            --           3,453,084      4,675,003
                                           ------------  ------------  -------------  -------------
       Increase (decrease) in net assets
        from operations..................  $    401,612  $    521,549  $  41,494,504  $  30,116,146
                                           ------------  ------------  -------------  -------------
 PARTICIPANT TRANSACTIONS:
   Accumulation Activity:
     Purchase payments received..........  $  1,325,566  $  2,033,183  $  28,878,878  $  35,810,589
     Net transfers between Sub-Accounts
      and Fixed Account..................       210,852     2,860,850     (1,854,628)        71,016
     Withdrawals, surrenders,
      annuitizations, and contract
      charges............................    (8,920,064)   (7,496,733)  (109,672,772)   (62,322,869)
                                           ------------  ------------  -------------  -------------
       Net accumulation activity.........  $ (7,383,646) $ (2,602,700) $ (82,648,522) $ (26,441,264)
                                           ------------  ------------  -------------  -------------
   Annuitization Activity:
     Annuitizations......................  $    --       $    --       $    --        $     102,853
     Annuity payments and contract
      charges............................          (221)         (222)       (16,213)       (12,347)
     Adjustments to annuity reserve......            (9)          (16)        (7,745)           658
                                           ------------  ------------  -------------  -------------
       Net annuitization activity........  $       (230) $       (238) $     (23,958) $      91,164
                                           ------------  ------------  -------------  -------------
   Increase (decrease) in net assets from
    participant transactions.............  $ (7,383,876) $ (2,602,938) $ (82,672,480) $ (26,350,100)
                                           ------------  ------------  -------------  -------------
     Increase (decrease) in net assets...  $ (6,982,264) $ (2,081,389) $ (41,177,976) $   3,766,046
 NET ASSETS:
   Beginning of year.....................    13,324,346    15,405,735    222,618,473    218,852,427
                                           ------------  ------------  -------------  -------------
   End of year...........................  $  6,342,082  $ 13,324,346  $ 181,440,497  $ 222,618,473
                                           ------------  ------------  -------------  -------------
                                           ------------  ------------  -------------  -------------

                       See notes to financial statements
NOTES TO FINANCIAL STATEMENTS

(1) ORGANIZATION

Sun Life of Canada (U.S.) Variable Account D (the "Variable Account"), a separate account of Sun Life Assurance Company of Canada (U.S.), the Sponsor, was established on August 20, 1985 as a funding vehicle for the variable portion of group combination fixed/variable annuities. The Variable Account is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as a unit investment trust.

The assets of the Variable Account are divided into Sub-Accounts. Each Sub-Account is invested in shares of a specific mutual fund or series thereof selected by contract owners from among available mutual funds (the "Funds") advised by Massachusetts Financial Services Company (MFS), an affiliate of the Sponsor.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT D

(2) SIGNIFICANT ACCOUNTING POLICIES

  GENERAL

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

  INVESTMENT VALUATIONS

    Investments in the Funds are recorded at their net asset value. Realized gains and losses on sales of shares of the Funds are determined on the identified cost basis. Dividend income and capital gain distributions received by the Sub-Accounts are reinvested in additional Fund shares and are recognized on the ex-dividend date.

Exchanges between Sub-Accounts requested by contract owners are recorded in the new Sub-Account upon receipt of the redemption proceeds.

  FEDERAL INCOME TAX STATUS

    The operations of the Variable Account are part of the operations of the Sponsor and are not taxed separately. The Variable Account is not taxed as a regulated investment company. The Sponsor qualifies for the federal income tax treatment granted to life insurance companies under Subchapter L of the Internal Revenue Code. Under existing federal income tax law, investment income and capital gains earned by the Variable Account on contract owner reserves are not subject to tax.

(3) CONTRACT CHARGES

A mortality and expense risk charge is deducted from the Variable Account at the end of each valuation period for the mortality and expense risks assumed by the Sponsor. These deductions are transferred periodically to the Sponsor. The rate of this deduction varies based on total purchase payments credited to all participants' accounts under a contract as follows:

                                                Mortality
                                               and Expense
  Level             Purchase Payments          Risk Charge
----------  ---------------------------------  ------------
        1   $      up to $250,000                  1.30 %
        2   250,000 to 1,499,999                   1.25 %
        3   1,500,000 to 4,999,999                 1.10 %
        4   5,000,000 and over                     0.95 %

Since 1987 the Sponsor has reduced the Level 1 mortality and expense risk charge to 1.25% and, therefore, has been accounting for all Level 1 units as Level 2 units.

Each year on the account anniversary, an account administration fee is deducted from the participant's account to cover administrative expenses relating to the contract and the participant's account. The amount of the fee varies from $12 to $25 and is based on total purchase payments credited to all participants' accounts under a contract. After the annuity commencement date the account fee is deducted pro rata from each annuity payment made during the year.

The Sponsor does not deduct a sales charge from purchase payments. However, a withdrawal charge (contingent deferred sales charge) may be deducted to cover certain expenses relating to the sale of the contract. In no event shall the aggregate withdrawal charges exceed 6% of the purchase payments made under the contract.

(4) ANNUITY RESERVES

Annuity reserves are calculated using the 1983 Individual Annuitant Mortality Table and an assumed interest rate of 4%. Required adjustments to the reserve are accomplished by transfers to or from the Sponsor.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT D

(5) UNIT ACTIVITY FROM PARTICIPANT TRANSACTIONS

                                                           Units Transferred        Units Withdrawn,
                   Units Outstanding                      Between Sub-Accounts      Surrendered and         Units Outstanding
                   Beginning of Year    Units Purchased    and Fixed Account           Annuitized              End of Year
                 --------------------- ----------------- ----------------------  ----------------------  ------------------------
                      Year Ended          Year Ended           Year Ended              Year Ended               Year Ended
                     December 31,        December 31,         December 31,            December 31,             December 31,
                 --------------------- ----------------- ----------------------  ----------------------  ------------------------
 Sub-Accounts       1997       1996      1997     1996      1997        1996        1997        1996        1997         1996
 --------------- ---------- ---------- -------- -------- ----------  ----------  ----------  ----------  -----------  -----------
 MIT-Level   2    1,035,562  1,325,017  119,997  213,227    (78,771)   (137,127)   (408,185)   (365,555)     668,603    1,035,562
 MIT-Level   3      374,426    317,412   56,588   54,820     87,556     146,277    (170,644)   (144,083)     347,926      374,426
 MIT-Level   4      101,111     59,347   20,016   20,336     13,893      22,513    (135,020)     (1,085)     --           101,111
 MIG-Level  2       286,668    382,429   24,657   52,364     (6,604)    (39,167)    (79,543)   (108,958)     225,178      286,668
 MIG-Level  3       146,881    108,010   18,311   23,827      9,095      35,946     (55,486)    (20,902)     118,801      146,881
 MIG-Level  4         7,527      4,837      995      696      5,279       2,133     (13,801)       (139)     --             7,527
 MTR-Level  2     1,220,754  1,642,626  122,825  250,489    (95,836)   (147,071)   (488,059)   (525,290)     759,684    1,220,754
 MTR-Level  3       447,243    423,134   69,668   71,193     59,761     116,241    (173,657)   (163,325)     403,015      447,243
 MTR-Level  4       212,122    177,310   45,961   56,047    (11,935)    (16,491)   (246,131)     (4,744)          17      212,122
 MGO-Level  2       128,456    172,600   14,964   26,515     (2,534)     (6,753)    (40,263)    (63,906)     100,623      128,456
 MGO-Level  3        27,750     21,847    6,533    3,963      3,047       5,491      (7,662)     (3,551)      29,668       27,750
 MGO-Level  4         3,601      2,467      641      684       (624)        578      (3,618)       (128)     --             3,601
 MFB-Level  2       119,172    157,192   13,246   20,762     (6,694)    (16,500)    (39,415)    (42,282)      86,309      119,172
 MFB-Level  3        74,041     78,816    7,182    8,920     (1,215)     11,059     (38,648)    (24,754)      41,360       74,041
 MFB-Level  4        98,114     90,684   12,307   17,356     (5,773)     (7,565)   (104,648)     (2,361)     --            98,114
 MWG-Level 2         80,813    128,962    7,813   11,616    (14,242)     (8,539)    (24,301)    (51,226)      50,083       80,813
 MWG-Level 3         70,547     67,461   13,242   13,383     (2,198)         28     (26,176)    (10,325)      55,415       70,547
 CAS-Level  2       779,654    834,945   78,476  117,027    (28,613)    (21,021)   (149,166)   (151,297)     680,351      779,654
 CAS-Level  3       408,890    362,964   55,556   62,771     45,603      36,328     (78,781)    (53,173)     431,268      408,890
 CAS-Level  4       178,569    143,089   22,562   27,585       (180)     15,496    (195,704)     (7,601)       5,247      178,569
 GSS-Level  2       496,576    726,698   51,339   87,437    (55,743)   (142,794)   (114,466)   (174,765)     377,706      496,576
 GSS-Level  3       344,849    309,543   43,387   48,880      7,712     109,394    (170,605)   (122,968)     225,343      344,849
 GSS-Level  4       454,901    494,152   43,269   66,642    (48,251)    (86,710)   (447,469)    (19,183)       2,450      454,901
 HYS-Level  2       177,022    213,240   20,630   27,922     (9,930)    (20,980)    (25,831)    (43,160)     161,891      177,022
 HYS-Level  3        97,148     99,034    8,624    8,703      9,157       5,818     (25,598)    (16,407)      89,331       97,148
 HYS-Level  4       163,622    160,381   23,922   31,305    (11,531)    (19,915)   (175,911)     (8,149)         102      163,622
 MMS-Level 2        364,557    530,592   52,788   84,555     32,929     139,608    (203,355)   (390,198)     246,919      364,557
 MMS-Level 3        281,464    265,443   19,839   31,809     11,873      88,273    (154,684)   (104,061)     158,492      281,464
 MMS-Level 4        271,307    296,406   15,511   23,924    (31,926)    (34,336)   (248,089)    (14,687)       6,803      271,307

INDEPENDENT AUDITORS' REPORT

To the Participants in Sun Life of Canada (U.S.) Variable Account D and the Board of Directors of Sun Life Assurance Company of Canada (U.S.):

We have audited the accompanying statement of condition of Sun Life of Canada (U.S.) Variable Account D (the "Variable Account") as of December 31, 1997, the related statements of operations for the year then ended and the statements of changes in net assets for the years ended December 31, 1997 and 1996. These financial statements are the responsibility of management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities held at December 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of the Variable Account as of December 31, 1997, the results of its operations and the changes in its net assets for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 6, 1998

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-owned subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND
CAPITAL STOCK AND SURPLUS
DECEMBER 31, 1997 AND 1996 (IN 000'S)

                                                                                   1997            1996
                                                                              --------------  --------------
ADMITTED ASSETS
    Bonds                                                                     $    1,910,699  $    2,170,103
    Common stocks                                                                    117,229         144,043
    Mortgage loans on real estate                                                    684,035         938,932
    Properties acquired in satisfaction of debt                                       22,475          23,391
    Investment real estate                                                            78,426          76,995
    Policy loans                                                                      40,348          40,554
    Cash and short-term investments                                                  544,418         148,059
    Other invested assets                                                             55,716          51,378
    Premiums and annuity considerations due and uncollected                            9,203          11,282
    Investment income due and accrued                                                 39,279          68,191
    Receivable from parent, subsidiaries and affiliates                               28,825          40,829
    Funds withheld on reinsurance assumed                                            982,653         878,798
    Other assets                                                                       1,841           1,343
                                                                              --------------  --------------
    General account assets                                                         4,515,147       4,593,898
    Separate account assets
      Unitized                                                                     9,068,021       6,919,219
      Non-unitized                                                                 2,343,877       2,108,835
                                                                              --------------  --------------
    Total Admitted Assets                                                     $   15,927,045  $   13,621,952
                                                                              --------------  --------------
                                                                              --------------  --------------
LIABILITIES
    Aggregate reserve for life policies and contracts                         $    2,188,243  $    2,099,980
    Supplementary contracts                                                            2,247           2,205
    Policy and contract claims                                                         2,460           2,108
    Policyholders' dividends and coupons payable                                      32,500          27,500
    Liability for premium and other deposit funds                                  1,450,705       1,898,309
    Surrender values on cancelled policies                                               215              72
    Interest maintenance reserve                                                      33,830          28,675
    Commissions to agents due or accrued                                               2,826           3,245
    General expenses due or accrued                                                    7,202           4,654
    Transfers from Separate Accounts due or accrued                                 (284,078)       (232,743)
    Taxes, licenses and fees accrued, excluding federal income taxes                     105             342
    Federal income taxes due or accrued                                               58,073          49,479
    Unearned investment income                                                            34              19
    Amounts withheld or retained by company as agent or trustee                           47              27
    Remittances and items not allocated                                                1,363           1,359
    Borrowed money                                                                   110,142          58,000
    Asset valuation reserve                                                           47,605          53,911
    Payable for securities                                                            27,104          22,177
    Other liabilities                                                                  1,959           7,561
                                                                              --------------  --------------
    General account liabilities                                                    3,682,582       4,026,880
    Separate account liabilities
      Unitized                                                                     9,067,891       6,919,094
      Non-unitized                                                                 2,343,877       2,108,835
                                                                              --------------  --------------
    Total liabilities                                                             15,094,350      13,054,809
                                                                              --------------  --------------
CAPITAL STOCK AND SURPLUS
    Capital stock par value $1,000; Authorized, 10,000 shares;
       issued and outstanding, 5,900 shares                                            5,900           5,900
                                                                              --------------  --------------
    Surplus notes                                                                    565,000         315,000
    Gross paid in and contributed surplus                                            199,355         199,355
    Unassigned funds                                                                  62,440          46,888
                                                                              --------------  --------------
    Surplus                                                                          826,795         561,243
                                                                              --------------  --------------
    Total capital stock and surplus                                                  832,695         567,143
                                                                              --------------  --------------
    Total Liabilities, Capital Stock and Surplus                              $   15,927,045  $   13,621,952
                                                                              --------------  --------------
                                                                              --------------  --------------

                  SEE NOTES TO STATUTORY FINANCIAL STATEMENTS.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-owned subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

STATUTORY STATEMENTS OF OPERATIONS
YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995 (IN 000'S)

                                              1997        1996        1995
                                           ----------  ----------  ----------
 INCOME:
     Premiums and annuity considerations   $  270,700  $  282,466  $  279,407
     Deposit-type funds                     2,155,298   1,775,230   1,545,542
     Considerations for supplementary
      contracts without life
      contingencies and dividend
      accumulations                             1,615       2,340       1,088
     Net investment income                    270,249     303,753     312,872
     Amortization of interest maintenance
      reserve                                   1,166       1,557       1,025
     Net gain from operations from
      Separate Accounts                             5          --          --
     Other income                              86,123      71,903      57,864
                                           ----------  ----------  ----------
     Total                                  2,785,156   2,437,249   2,197,798
                                           ----------  ----------  ----------
 BENEFITS AND EXPENSES:
     Death benefits                            17,284      12,394      15,317
     Annuity benefits                         148,135     146,654     140,497
     Surrender benefits and other fund
      withdrawals                           1,854,004   1,507,263   1,074,396
     Interest on policy or contract funds         699       2,205         739
     Payments on supplementary contracts
      without life contingencies and of
      dividend accumulations                    1,687       2,120       1,888
     Increase in aggregate reserves for
      life and accident and health
      policies and contracts                  127,278     162,678     171,975
     Increase (decrease) in liability for
      premium and other deposit funds        (447,603)   (392,348)     13,553
     Increase (decrease) in reserve for
      supplementary contracts without
      life contingencies and for dividend
      and coupon accumulations                     42         327        (663)
                                           ----------  ----------  ----------
     Total                                  1,701,526   1,441,293   1,417,702
     Commissions on premiums and annuity
      considerations (direct business
      only)                                   132,700     109,894      88,037
     Commissions and expense allowances
      on reinsurance assumed                   17,951      18,910      22,012
     General insurance expenses                47,102      37,206      34,580
     Insurance taxes, licenses and fees,
      excluding federal income taxes            7,790       8,431       7,685
     Increase (decrease) in loading on
      and cost of collection in excess of
      loading on deferred and uncollected
      premiums                                    523         901      (1,377)
     Net transfers to separate accounts       734,373     678,663     551,784
                                           ----------  ----------  ----------
     Total                                  2,641,965   2,295,298   2,120,423
                                           ----------  ----------  ----------
     Net gain from operations before
      dividends to policyholders and
      federal income taxes                    143,191     141,951      77,375
     Dividends to policyholders                33,316      29,189      25,722
                                           ----------  ----------  ----------
     Net gain from operations after
      dividends to policyholders and
      before federal income taxes             109,875     112,762      51,653
     Federal income tax expense (benefit)
      (excluding tax on capital gains)         10,742      (2,702)     17,807
                                           ----------  ----------  ----------
     Net gain from operations after
      dividends to policyholders and
      federal income taxes and before
      realized capital gains                   99,133     115,464      33,846
     Net realized capital gains less
      capital gains tax and transfers to
      the interest maintenance reserve         30,109       7,560       2,069
                                           ----------  ----------  ----------
 NET INCOME                                $  129,242  $  123,024  $   35,915
                                           ----------  ----------  ----------
                                           ----------  ----------  ----------

                  SEE NOTES TO STATUTORY FINANCIAL STATEMENTS.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(Wholly-owned subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

STATUTORY STATEMENTS OF CHANGES IN CAPITAL STOCK AND SURPLUS
YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995 (IN 000'S)

                                                               1997        1996        1995
                                                            ----------  ----------  ----------
Capital and surplus, beginning of year                      $  567,143  $  792,452  $  455,489
                                                            ----------  ----------  ----------
Net income                                                     129,242     123,024      35,915
Change in net unrealized capital gains                           1,153      (1,715)      2,009
Change in non-admitted assets and related items                   (463)         67      (2,270)
Change in reserve on account of change in valuation basis       39,016          --          --
Change in asset valuation reserve                                6,306     (11,812)    (13,690)
Other changes in surplus in Separate Accounts Statement             --         100      (4,038)
Change in surplus notes                                        250,000    (335,000)    315,000
Dividends to stockholder                                      (159,722)         --          --
Miscellaneous gains in surplus                                      20          27       4,037
                                                            ----------  ----------  ----------
Net change in capital and surplus for the year                 265,552    (225,309)    336,963
                                                            ----------  ----------  ----------
Capital and surplus, end of year                            $  832,695  $  567,143  $  792,452
                                                            ----------  ----------  ----------
                                                            ----------  ----------  ----------

                  SEE NOTES TO STATUTORY FINANCIAL STATEMENTS.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-owned subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.) STATUTORY STATEMENTS OF CASH FLOW
YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995 (IN 000'S)

                                               1997         1996         1995
                                            -----------  -----------  -----------
 Cash Provided
   Premiums, annuity considerations and
     deposit funds received                 $ 2,427,554  $ 2,059,577  $ 1,826,456
   Considerations for supplementary
     contracts and dividend accumulations
     received                                     1,615        2,340        1,088
   Net investment income received               323,199      324,914      374,398
   Other income received                         81,701       88,295       25,348
                                            -----------  -----------  -----------
 Total receipts                               2,834,069    2,475,126    2,227,290
                                            -----------  -----------  -----------
   Benefits paid (other than dividends)       2,020,615    1,671,483    1,231,936
   Insurance expenses and taxes paid
     (other than federal income and
     capital gains taxes)                       203,650      172,015      150,463
   Net cash transferred to Separate
     Accounts                                   785,708      755,605      568,188
   Dividends paid to policyholders               28,316       22,689       17,722
   Federal income tax (recoveries)
     payments (excluding tax on capital
     gains)                                       1,397      (15,363)     (20,655)
   Other--net                                       699        2,205          739
                                            -----------  -----------  -----------
 Total payments                               3,040,385    2,608,634    1,948,393
                                            -----------  -----------  -----------
 Net cash from operations                      (206,316)    (133,508)     278,897
                                            -----------  -----------  -----------
   Proceeds from long-term investments
     sold, matured or repaid (after
     deducting taxes on capital gains of
     $750,449, $1,554,873 and $8,610,951)     1,343,803    1,768,147    1,658,655
   Issuance of surplus notes                    250,000     (335,000)     315,000
   Other cash provided                          117,297      147,956      419,446
                                            -----------  -----------  -----------
 Total cash provided                          1,711,100    1,581,103    2,393,101
                                            -----------  -----------  -----------
 Cash Applied
   Cost of long-term investments acquired       773,721    1,318,880    1,749,714
   Other cash applied                           334,704      177,982      796,207
                                            -----------  -----------  -----------
 Total cash applied                           1,108,425    1,496,862    2,545,921
                                            -----------  -----------  -----------
 Net change in cash and short-term
   investments                                  396,359      (49,267)     126,077
 Cash and short term investments
 Beginning of year                              148,059      197,326       71,249
                                            -----------  -----------  -----------
 End of year                                $   544,418  $   148,059  $   197,326
                                            -----------  -----------  -----------
                                            -----------  -----------  -----------

                  SEE NOTES TO STATUTORY FINANCIAL STATEMENTS.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-owned subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995

1.  DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

GENERAL

Sun Life Assurance Company of Canada (U.S.) (the "Company") is incorporated as a life insurance company and is engaged in the sale of individual variable life insurance, individual fixed and variable annuities, group fixed and variable annuities and group pension contracts. The Company also underwrites a block of individual life insurance business through a reinsurance contract with the Company's ultimate parent, Sun Life Assurance Company of Canada ("SLOC"). SLOC is a mutual life insurance company.

Effective May 1, 1997, the Company became a wholly-owned subsidiary of the newly established Sun Life of Canada (U.S.) Holdings, Inc. ("Life Holdco"). On December 18, 1997, Life Holdco became a wholly-owned subsidiary of the Sun Life Assurance Company of Canada - U.S. Operations Holdings, Inc. ("US Holdco"). US Holdco is a wholly-owned subsidiary of SLOC. Prior to December 18, 1997 Life Holdco was a direct wholly-owned subsidiary of SLOC.

The Company, which is domiciled in the State of Delaware, prepares its financial statements in accordance with statutory accounting practices prescribed or permitted by the State of Delaware Insurance Department. Prescribed accounting practices include practices described in a variety of publications of the National Association of Insurance Commissioners ("NAIC"), as well as state laws, regulations and general administrative rules. Permitted accounting practices encompass all accounting practices not so prescribed. The permitted accounting practices adopted by the Company are not material to the financial statements. Prior to 1996, statutory accounting practices were recognized by the insurance industry and the accounting profession as generally accepted accounting principles for mutual life insurance companies and stock life insurance companies wholly-owned by mutual life insurance companies. In April 1993, the Financial Accounting Standards Board ("FASB") issued an interpretation (the "Interpretation"), that became effective in 1996, which changed the previous practice of mutual life insurance companies (and stock life insurance companies that are wholly-owned subsidiaries of mutual life insurance companies) with respect to utilizing statutory basis financial statements for general purposes, in that it will no longer allow such financial statements to be described as having been prepared in conformity with generally accepted accounting principles ("GAAP"). Consequently, these financial statements prepared in conformity with statutory accounting practices as described above, vary from and are not intended to present the Company's financial position, results of operations or cash flow in conformity with generally accepted accounting principles. (See Note 19 for further discussion relative to the Company's basis of financial statement presentation.) The effects on the financial statements of the variances between the statutory basis of accounting and GAAP, although not reasonably determinable, are presumed to be material.

INVESTED ASSETS AND RELATED RESERVES

Bonds are carried at cost adjusted for amortization of premium or accrual of discount. Investments in non-insurance subsidiaries are carried on the equity basis. Investments in insurance subsidiaries are carried at their statutory surplus values. Mortgage loans acquired at a premium or discount are carried at amortized values and other mortgage loans are carried at the amounts of the unpaid balances. Real estate investments are carried at the lower of cost adjusted for accumulated depreciation or appraised value, less encumbrances. Short-term investments are carried at amortized cost, which approximates fair value. Depreciation of buildings and improvements is calculated using the straight-line method over the estimated useful life of the property, generally 40 to 50 years.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-owned subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995

1.  DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING
POLICIES (CONTINUED):
POLICY AND CONTRACT RESERVES

The reserves for life insurance and annuity contracts, developed by accepted actuarial methods, have been established and maintained on the basis of published mortality tables using assumed interest rates and valuation methods that will provide reserves at least as great as those required by law and contract provisions.

INCOME AND EXPENSES

For life and annuity contracts, premiums are recognized as revenues over the premium paying period, whereas commissions and other costs applicable to the acquisition of new business are charged to operations as incurred.

SEPARATE ACCOUNTS

The Company has established unitized separate accounts applicable to various classes of contracts providing for variable benefits. Contracts for which funds are invested in separate accounts include variable life insurance and individual and group qualified and non-qualified variable annuity contracts.

Assets and liabilities of the separate accounts, representing net deposits and accumulated net investment earnings less fees, held primarily for the benefit of contract holders, are shown as separate captions in the financial statements. Assets held in the separate accounts are carried at market value.

The Company has also established a non-unitized separate account for amounts allocated to the fixed portion of certain combination fixed/variable deferred annuity contracts. The assets of this account are available to fund general account liabilities and general account assets are available to fund liabilities of this account.

Gains (losses) from mortality experience and investment experience of the separate accounts, not applicable to contract owners, are transferred to (from) the general account. Accumulated gains (losses) that have not been transferred are recorded as a payable (receivable) to (from) the general account. Amounts payable to the general account of the Company were $284,078,000 in 1997 and $232,743,000 in 1996.

CHANGES IN ACCOUNTING PRINCIPLES AND REPORTING

Prior to 1996, dividends paid to the Company by its subsidiaries and the undistributed gains (losses) of those subsidiaries were included in net income of the Company. For Annual Statement reporting, dividends were (and continue to be) reported in net income while undistributed gains (losses) are reported directly to surplus (as a separate component of unassigned surplus). As a result, net income as reported in these financial statements is $2.5 million less than net income reported in the Annual Statement in 1995. Effective for 1996, the Company changed its method of accounting for investments in subsidiaries to conform with a preferable prescribed statutory accounting practices used in the preparation of its Annual Statement. As a result of the change, $5.7 million in undistributed losses of subsidiaries are reported directly as a separate component of unassigned surplus rather than being included in net income for the year ended December 31, 1996. The amounts as reported in prior years have not been restated.

As described more fully in Note 10, during 1997 the Company changed certain assumptions used in determining actuarial reserves.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-owned subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995

1.  DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING
POLICIES (CONTINUED):
OTHER

Preparation of the financial statements requires management to make estimates and assumptions that affect reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

Certain prior year amounts have been reclassified to conform to amounts as presented in the current year.

2.  INVESTMENTS IN SUBSIDIARIES:
The Company owns all of the outstanding shares of Sun Life Insurance and Annuity Company of New York ("Sun Life (N.Y.)"), Massachusetts Casualty Insurance Company ("MCIC"), Sun Life of Canada (U.S.) Distributors, Inc. (formerly Sun Investment Services Company) ("Sundisco"), New London Trust, F.S.B. ("NLT"), Sun Life Financial Services Limited, ("SLFSL"), Sun Benefit Services Company, Inc. ("Sunbesco"), Sun Capital Advisers, Inc. ("Sun Capital"), and Sun Life Finance Corporation ("Sunfinco").

On October 30, 1997, the Company established a wholly-owned special purpose corporation, Sun Life of Canada (U.S.) SPE 97-1, Inc. (SPE 97-1). SPE 97-1 was organized for the purpose of engaging in activities incidental to securitizing mortgage loans.

Prior to December 24, 1997, the Company owned 93.6% of the outstanding shares of Massachusetts Financial Services Company ("MFS"). On December 24, 1997, the Company transferred all of its shares of MFS to Life Holdco in the form of a dividend valued at $159,722,000. As a result of this transaction the Company realized a gain of $21,195,000 of undistributed earnings.

MFS, a registered investment adviser, serves as investment adviser to the mutual funds in the MFS family of funds as well as certain mutual funds and separate accounts established by the Company. The MFS Asset Management Group provides investment advice to substantial private clients.

On December 31, 1997, the Company purchased all of the outstanding shares of Clarendon Insurance Agency, Inc. ("Clarendon") from MFS.

Sun Life (N.Y.) is engaged in the sale of individual fixed and variable annuity contracts and group life and disability insurance contracts in the State of New York. MCIC issues only individual disability income policies. Sundisco is a registered investment adviser and broker-dealer. NLT is a federally chartered savings bank. SLFSL serves as the marketing administrator for the distribution of the offshore products of SLOC, an affiliate. Sun Capital is a registered investment adviser. Sunfinco and Sunbesco are currently inactive. Clarendon is a registered broker-dealer that acts as the general distributor of certain annuity and life insurance contracts issued by the Company and its affiliates.

On December 23, 1997, the Company issued a $110,000,000 note to US Holdco at an interest rate of 5.80%, which is scheduled for repayment on March 1, 1998, and is included in borrowed money. A $110,000,000 note was also issued by MFS on December 23, 1997 to the Company at an interest rate of 5.85% due on March 1, 1998 and is included in cash and short-term investments.

On December 31, 1996, the Company issued a $58,000,000 note to SLOC which was repaid on February 10, 1997 at an interest rate of 5.70%. Also on December 31, 1996, the Company was issued a $58,000,000 note by MFS at an interest rate of 5.76%. This note was repaid to the Company on February 10, 1997. On December 31, 1997 and 1996 the Company had an additional $20,000,000 in notes issued by MFS, scheduled to mature in 2000.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-owned subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995

2.  INVESTMENTS IN SUBSIDIARIES (CONTINUED):
During 1997, 1996, and 1995, the Company contributed capital in the following amounts to its subsidiaries:

                                                                          1997            1996           1995
                                                                     --------------  --------------  ------------
MCIC                                                                 $    2,000,000  $   10,000,000  $  6,000,000
SLFSL                                                                     1,000,000       1,500,000            --
SPE 97-1                                                                 20,377,000              --            --

Summarized combined financial information of the Company's subsidiaries as of December 31, 1997, 1996 and 1995 and for the years then ended, follows:

                                                                                    DECEMBER 31,
                                                                     -------------------------------------------
                                                                         1997           1996           1995
                                                                     -------------  -------------  -------------
                                                                                     (IN 000'S)
Intangible assets                                                    $           0  $       9,646  $      12,174
Other assets                                                             1,190,951      1,376,014      1,233,372
Liabilities                                                             (1,073,966)    (1,241,617)    (1,107,264)
                                                                     -------------  -------------  -------------
Total net assets                                                     $     116,985  $     144,043  $     138,282
                                                                     -------------  -------------  -------------
                                                                     -------------  -------------  -------------
Total revenues                                                       $     750,364  $     717,280  $     570,794
Operating expenses                                                        (646,896)      (624,199)      (504,070)
Income tax expense                                                         (43,987)       (42,820)       (31,193)
                                                                     -------------  -------------  -------------
Net income                                                           $      59,481  $      50,261  $      35,531
                                                                     -------------  -------------  -------------
                                                                     -------------  -------------  -------------

3.  BONDS:
Investments in debt securities are as follows:

                                                                             DECEMBER 31, 1997
                                                            ----------------------------------------------------
                                                                             GROSS        GROSS      ESTIMATED
                                                             AMORTIZED    UNREALIZED   UNREALIZED       FAIR
                                                                COST         GAINS      (LOSSES)       VALUE
                                                            ------------  -----------  -----------  ------------

                                                                                 (IN 000'S)
Long-term bonds:
    United States government and government agencies and
     authorities                                            $    126,923   $   5,529    $      --   $    132,452
    States, provinces and political subdivisions                  22,361       2,095           --         24,456
    Public utilities                                             398,939      35,338          (91)       434,186
    Transportation                                               214,130      22,000         (390)       235,740
    Finance                                                      157,891       5,885         (120)       163,656
    All other corporate bonds                                    990,455      52,678       (5,456)     1,037,677
                                                            ------------  -----------  -----------  ------------
        Total long-term bonds                                  1,910,699     123,525       (6,057)     2,028,167
                                                            ------------  -----------  -----------  ------------
Short-term bonds:
    U.S. Treasury Bills, bankers acceptances and
     commercial paper                                            431,032          --           --        431,032
    Affiliates                                                   110,000          --           --        110,000
                                                            ------------  -----------  -----------  ------------
        Total short-term bonds                                   541,032          --           --        541,032
Total bonds                                                 $  2,451,731   $ 123,525    $  (6,057)  $  2,569,199
                                                            ------------  -----------  -----------  ------------
                                                            ------------  -----------  -----------  ------------

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-owned subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995

3.  BONDS (CONTINUED):

                                                                             DECEMBER 31, 1996
                                                            ----------------------------------------------------
                                                                             GROSS        GROSS      ESTIMATED
                                                             AMORTIZED    UNREALIZED   UNREALIZED       FAIR
                                                                COST         GAINS      (LOSSES)       VALUE
                                                            ------------  -----------  -----------  ------------

                                                                                 (IN 000'S)
Long-term bonds:
    United States government and government agencies and
     authorities                                            $    267,756   $  12,272    $  (8,927)  $    271,101
    States, provinces and political subdivisions                   2,253          20           --          2,273
    Foreign governments                                           18,812       1,351           --         20,163
    Public utilities                                             415,641      24,728       (1,223)       439,146
    Transportation                                               167,937      14,107       (2,243)       179,801
    Finance                                                      290,024       7,914         (472)       297,466
    All other corporate bonds                                  1,007,680      42,338      (14,496)     1,035,522
                                                            ------------  -----------  -----------  ------------
        Total long-term bonds                                  2,170,103     102,730      (27,361)     2,245,472
                                                            ------------  -----------  -----------  ------------
Short-term bonds:
    U.S. Treasury Bills, bankers acceptances and
     commercial paper                                             88,754          --           --         88,754
    Affiliates                                                    58,000          --           --         58,000
                                                            ------------  -----------  -----------  ------------
        Total short-term bonds                                   146,754          --           --        146,754
                                                            ------------  -----------  -----------  ------------
Total bonds                                                 $  2,316,857   $ 102,730    $ (27,361)  $  2,392,226
                                                            ------------  -----------  -----------  ------------
                                                            ------------  -----------  -----------  ------------

The amortized cost and estimated fair value of bonds at December 31, 1997 are shown below by contractual maturity. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call and/or prepayment penalties.

                                                                                           DECEMBER 31, 1997
                                                                                       --------------------------
                                                                                        AMORTIZED     ESTIMATED
                                                                                           COST       FAIR VALUE
                                                                                       ------------  ------------
                                                                                               (IN 000'S)
Maturities:
    Due in one year or less                                                            $    699,548  $    700,280
    Due after one year through five years                                                   533,901       541,382
    Due after five years through ten years                                                  270,607       286,651
    Due after ten years                                                                     735,624       821,002
                                                                                       ------------  ------------
                                                                                          2,239,680     2,349,315
    Mortgage-backed securities                                                              212,051       219,884
                                                                                       ------------  ------------
Total bonds                                                                            $  2,451,731  $  2,569,199
                                                                                       ------------  ------------
                                                                                       ------------  ------------

Proceeds from sales and maturities of investments in debt securities during 1997, 1996, and 1995 were $980,264,000, $1,554,016,000, and $1,510,553,000, gross gains were $10,732,000, $16,975,000, and $24,757,000 and gross losses were $2,446,000, $10,885,000, and $5,742,000, respectively.

Bonds included above with an amortized cost of approximately $2,578,000 and $2,060,000 at December 31, 1997 and 1996, respectively, were on deposit with governmental authorities as required by law.

4.  SECURITIES LENDING:
The Company has a securities lending program operated on its behalf by the Company's primary custodian, Chase Manhattan of New York. The custodian has indemnified the Company against losses arising from this

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-owned subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995

4.  SECURITIES LENDING (CONTINUED):
program. The total par value of securities out on loan was $0 and $51,537,000 at December 31, 1997 and 1996 respectively. Income resulting from this program was $200,000, $137,000 and $2,000 for the years ended December 31, 1997, 1996 and
1995, respectively.

5.  MORTGAGE LOANS:
The Company invests in commercial first mortgage loans throughout the United States. The Company monitors the condition of the mortgage loans in its portfolio. In those cases where mortgages have been restructured, appropriate allowances for losses have been made. In those cases where, in management's judgment, the mortgage loans' values are impaired, appropriate losses are recorded.

The following table shows the geographical distribution of the mortgage loan portfolio.

                                                                                                DECEMBER 31,
                                                                                           ----------------------
                                                                                              1997        1996
                                                                                           ----------  ----------
                                                                                                 (IN 000'S)
California                                                                                 $  119,122  $  154,272
Massachusetts                                                                                  58,981      79,929
Michigan                                                                                       42,912      57,119
New York                                                                                       45,696      67,742
Ohio                                                                                           51,862      75,405
Pennsylvania                                                                                   97,949     115,584
Washington                                                                                     54,948      75,819
All other                                                                                     212,565     313,062
                                                                                           ----------  ----------
                                                                                           $  684,035  $  938,932
                                                                                           ----------  ----------
                                                                                           ----------  ----------

The Company has restructured mortgage loans totaling $26,284,000 and $29,261,000 at December 31, 1997 and 1996, respectively, against which there are allowances for losses of $3,026,000 and $5,893,000, respectively.

Mortgage loans from Sun Life (U.S.)'s portfolio with an approximate book value of $53,188,000 were included in a transaction also involving loans from the portfolios of other SLOC entities with an aggregate book value of $256 million, whereby such loans were securitized for sale to the public markets.

The Company has made commitments of mortgage loans on real estate into the future. The outstanding commitments for these mortgages amount to $12,300,000 and $9,800,000 at December 31, 1997 and 1996, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-owned subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995

6.  INVESTMENT GAINS AND LOSSES:

                                                                                      YEARS ENDED DECEMBER 31,
                                                                                   -------------------------------
                                                                                     1997       1996       1995
                                                                                   ---------  ---------  ---------
                                                                                             (IN 000'S)
Net realized gains (losses)
Bonds                                                                              $   2,882  $   5,631  $   3,935
Common stock of affiliates                                                            21,195         --         --
Mortgage loans                                                                         3,837        763        292
Real estate                                                                            2,912        599        391
Other invested assets                                                                   (717)       567     (2,549)
                                                                                   ---------  ---------  ---------
                                                                                   $  30,109  $   7,560  $   2,069
                                                                                   ---------  ---------  ---------
                                                                                   ---------  ---------  ---------
Changes in unrealized gains (losses):
Common stock of affiliates                                                         $  (2,894) $  (5,739) $      --
Mortgage loans                                                                         1,524       (600)    (1,574)
Real estate                                                                            3,377      4,624      3,583
Other invested assets                                                                   (854)        --         --
                                                                                   ---------  ---------  ---------
                                                                                   $   1,153  $  (1,715) $   2,009
                                                                                   ---------  ---------  ---------
                                                                                   ---------  ---------  ---------

Realized capital gains and losses on bonds and mortgages which relate to changes in levels of interest rates are charged or credited to an interest maintenance reserve ("IMR") and amortized into income over the remaining contractual life of the security sold. The net realized capital gains credited to the interest maintenance reserve were $6,321,000 in 1997, $7,710,000 in 1996, and $12,714,000 in 1995. All gains and losses are transferred net of applicable income taxes.

7.  NET INVESTMENT INCOME:
Net investment income consisted of:

                                                                                   YEARS ENDED DECEMBER 31,
                                                                              ----------------------------------
                                                                                 1997        1996        1995
                                                                              ----------  ----------  ----------
                                                                                          (IN 000'S)
Interest income from bonds                                                    $  188,924  $  178,695  $  205,445
Income from investment in common stock of affiliates                              41,181      50,408      35,403
Interest income from mortgage loans                                               76,073      92,591      99,766
Real estate investment income                                                     17,161      16,249      14,979
Interest income from policy loans                                                  3,582       2,790       2,777
Other                                                                               (193)      1,710       2,672
                                                                              ----------  ----------  ----------
    Gross investment income                                                      326,728     342,443     361,042
                                                                              ----------  ----------  ----------
Interest on surplus notes and notes payable                                      (42,481)    (23,061)    (31,813)
Investment expenses                                                              (13,998)    (15,629)    (16,357)
                                                                              ----------  ----------  ----------
Net investment income                                                         $  270,249  $  303,753  $  312,872
                                                                              ----------  ----------  ----------
                                                                              ----------  ----------  ----------

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-owned subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995

8.  DERIVATIVES:
The Company uses derivative instruments for interest risk management purposes, including hedges against specific interest rate risk and to minimize the Company's exposure to fluctuations in interest rates. The Company's use of derivatives has included U.S. Treasury futures, conventional interest rate swaps, and forward spread lock interest rate swaps.

In the case of interest rate futures, gains or losses on contracts that qualify as hedges are deferred until the earliest of the completion of the hedging transaction, determination that the transaction will no longer take place, or determination that the hedge is no longer effective. Upon completion of the hedge, where it is impractical to allocate gains (losses) to specific hedged assets or liabilities, gains (losses) are deferred in IMR and amortized over the remaining life of the hedged assets. At December 31, 1997 and 1996 there were no futures contracts outstanding.

In the case of interest rate and foreign currency swap agreements and forward spread lock interest rate swap agreements, gains or losses on terminated swaps are deferred in IMR and amortized over the shorter of the remaining life of the hedged asset or the remaining term of the swap contract. The net differential to be paid or received on interest rate swaps is recorded monthly as interest rates change.

Options are used to hedge the stock market interest exposure in the mortality and expense risk charges and guaranteed minimum death benefit features of the Company's variable annuities. The Company's open positions are as follows:

                                                                                         SWAPS OUTSTANDING
                                                                                       AT DECEMBER 31, 1997
                                                                                 ---------------------------------
                                                                                      NOTIONAL       MARKET VALUE
                                                                                 PRINCIPAL AMOUNTS   OF POSITIONS
                                                                                 ------------------  -------------
                                                                                            (IN 000'S)
Conventional interest rate swaps                                                    $     80,000       $  (2,891)
Foreign currency swap                                                                      1,700             208
Forward spread lock swaps                                                                 50,000             274
Asian Put Option S & P 500                                                                70,000             693

                                                                                         SWAPS OUTSTANDING
                                                                                       AT DECEMBER 31, 1996
                                                                                 ---------------------------------
                                                                                      NOTIONAL       MARKET VALUE
                                                                                 PRINCIPAL AMOUNTS   OF POSITIONS
                                                                                 ------------------  -------------
                                                                                            (IN 000'S)
Conventional interest rate swaps                                                    $    429,000       $  (2,443)
Foreign currency swap                                                                      2,100              70
Forward spread lock swaps                                                                 50,000             (50)

The market value of swaps is the estimated amount that the Company would receive or pay on termination or sale, taking into account current interest rates and the current credit worthiness of the counterparties. The Company is exposed to potential credit loss in the event of non-performance by counterparties. The counterparties are major financial institutions and management believes that the risk of incurring losses related to credit risk is remote.

9.  LEVERAGED LEASES:
The Company is a lessor in a leveraged lease agreement entered into on October 21, 1994, under which equipment having an estimated economic life of 25-40 years was leased for a term of 9.75 years. The Company's equity investment represented 22.9% of the purchase price of the equipment. The balance of

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-owned subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995

9.  LEVERAGED LEASES (CONTINUED):
the purchase price was furnished by third-party long-term debt financing, collateralized by the equipment and non-recourse to the Company. At the end of the lease term, the Master Lessee may exercise a fixed price purchase option to purchase the equipment.

The Company's net investment in leveraged leases is composed of the following elements:

                                                                                         YEARS ENDED DECEMBER
                                                                                                 31,
                                                                                        ----------------------
                                                                                           1997        1996
                                                                                        ----------  ----------
                                                                                              (IN 000'S)
Lease contracts receivable                                                              $   92,605  $  101,244
Less non-recourse debt                                                                     (92,589)   (101,227)
                                                                                        ----------  ----------
                                                                                                16          17
Estimated residual value of leased assets                                                   41,150      41,150
Less unearned and deferred income                                                          (10,324)    (11,501)
                                                                                        ----------  ----------
Investment in leveraged leases                                                              30,842      29,666
Less fees                                                                                     (163)       (188)
                                                                                        ----------  ----------
Net investment in leveraged leases                                                      $   30,679  $   29,478
                                                                                        ----------  ----------
                                                                                        ----------  ----------

The net investment is included as an other invested asset.

10. REINSURANCE:
The Company has agreements with SLOC which provide that SLOC will reinsure the mortality risks of the individual life insurance contracts sold by the Company. Under these agreements basic death benefits and supplementary benefits are reinsured on a yearly renewable term basis and coinsurance basis, respectively. Reinsurance transactions under these agreements had the effect of decreasing income from operations by approximately $1,381,000, $1,603,000 and $2,184,000 for the years ended December 31, 1997, 1996 and 1995, respectively.

Effective January 1, 1991, the Company entered into an agreement with SLOC under which certain individual life insurance contracts issued by SLOC were reinsured by the Company on a 90% coinsurance basis. During 1997 SLOC changed certain assumptions used in determining the gross and the ceded reserve balance. The Company reflected the effect of the changes in assumptions to its assumed reserves as a direct credit to surplus. The effect of the change was a $39,016,000 decrease in reserves. Also, effective January 1, 1991, the Company entered into an agreement with SLOC which provides that SLOC will reinsure the mortality risks in excess of $500,000 per policy for the individual life insurance contracts assumed by the Company in the reinsurance agreement described above. Such death benefits are reinsured on a yearly renewable term basis. These agreements had the effect of increasing income from operations by approximately $37,050,000, $35,161,000 and $11,821,000 for the years ended
December 31, 1997,1996 and 1995, respectively. The life reinsurance assumed agreement requires the reinsurer to withhold funds in amounts equal to the reserves assumed.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-owned subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995

10. REINSURANCE (CONTINUED):
The following are summarized pro-forma results of operations of the Company for the years ended December 31, 1997, 1996 and 1995 before the effect of reinsurance transactions with SLOC.

                                                                                YEARS ENDED DECEMBER 31,
                                                                        ----------------------------------------
                                                                            1997          1996          1995
                                                                        ------------  ------------  ------------
                                                                                       (IN 000'S)
Income:
    Premiums, annuity deposits and other revenues                       $  2,230,980  $  1,858,145  $  1,619,337
    Net investment income and realized gains                                 300,669       312,870       315,967
                                                                        ------------  ------------  ------------
    Subtotal                                                               2,531,649     2,171,015     1,935,304
                                                                        ------------  ------------  ------------
Benefits and Expenses:
    Policyholder benefits                                                  2,240,597     1,928,720     1,760,917
    Other expenses                                                           187,591       155,531       130,302
                                                                        ------------  ------------  ------------
    Subtotal                                                               2,428,188     2,084,251     1,891,219
                                                                        ------------  ------------  ------------
Income from operations                                                  $    103,461  $     86,764  $     44,085
                                                                        ------------  ------------  ------------
                                                                        ------------  ------------  ------------

The Company has an agreement with an unrelated company which provides reinsurance of certain individual life insurance contracts on a modified coinsurance basis and under which all deficiency reserves related to these contracts are reinsured. Reinsurance transactions under this agreement had the effect of decreasing income from operations by $2,658,000 in 1997, $46,000 in 1996, and by $1,599,000 in 1995.

11. WITHDRAWAL CHARACTERISTICS OF ANNUITY ACTUARIAL RESERVES AND DEPOSIT
LIABILITIES:
The withdrawal characteristics of general account and separate account annuity reserves and deposits are as follows:

                                                                                              DECEMBER 31, 1997
                                                                                        -----------------------------
                                                                                            AMOUNT       % OF TOTAL
                                                                                        --------------  -------------
                                                                                                 (IN 000'S)
Subject to discretionary withdrawal-with adjustment:
    With market value adjustment                                                        $    3,415,394          25%
    At book value less surrender charges (surrender charge >5%)                              7,672,211          57
    At book value (minimal or no charge or adjustment)                                       1,259,698           9
Not subject to discretionary withdrawal provision                                            1,164,651           9
                                                                                        --------------         ---
Total annuity actuarial reserves and deposit liabilities                                $   13,511,954         100%
                                                                                        --------------         ---
                                                                                        --------------         ---

                                                                                              DECEMBER 31, 1996
                                                                                        -----------------------------
                                                                                            AMOUNT       % OF TOTAL
                                                                                        --------------  -------------
                                                                                                 (IN 000'S)
Subject to discretionary withdrawal-with adjustment:
    With market value adjustment                                                        $    3,547,683          31%
    At book value less surrender charges (surrender charge >5%)                              5,626,117          48
    At book value (minimal or no charge or adjustment)                                       1,264,586          11
Not subject to discretionary withdrawal provision                                            1,218,157          10
                                                                                        --------------         ---
Total annuity actuarial reserves and deposit liabilities                                $   11,656,543         100%
                                                                                        --------------         ---
                                                                                        --------------         ---

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-owned subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995

12. RETIREMENT PLANS:
The Company participates with SLOC in a non-contributory defined benefit pension plan covering essentially all employees. The benefits are based on years of service and compensation.

The funding policy for the pension plan is to contribute an amount which at least satisfies the minimum amount required by ERISA; currently the plan is fully funded. The Company is charged for its share of the pension cost based upon its covered participants. Pension plan assets consist principally of separate accounts of SLOC.

The Company's share of the group's accrued pension cost at December 31, 1997, 1996 and 1995 was $593,000, $446,000 and $420,000, respectively. The Company's share of net periodic pension cost was $146,000, $27,000 and $3,000, for 1997, 1996 and 1995, respectively.

The Company also participates with SLOC and certain affiliates in a 401(k) savings plan for which substantially all employees are eligible. The Company matches, up to specified amounts, employees' contributions to the plan. Company contributions were $259,000, $233,000 and $185,000 for the years ended December 31, 1997, 1996 and 1995, respectively.

OTHER POST-RETIREMENT BENEFIT PLANS

In addition to pension benefits, the Company provides certain health, dental, and life insurance benefits ("post-retirement benefits") for retired employees and dependents. Substantially all employees may become eligible for these benefits if they reach normal retirement age while working for the Company, or retire early upon satisfying an alternate age plus service condition. Life insurance benefits are generally set at a fixed amount.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-owned subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995

13. FAIR VALUE OF FINANCIAL INSTRUMENTS:
The following table presents the carrying amounts and estimated fair values of the Company's financial instruments at December 31, 1997 and 1996:

                                                                  DECEMBER 31, 1997
                                                       ---------------------------------------
                                                        CARRYING AMOUNT   ESTIMATED FAIR VALUE
                                                       -----------------  --------------------
                                                                     (IN 000'S)
ASSETS:
Bonds                                                    $   2,451,731       $    2,569,199
Mortgages                                                      684,035              706,975
LIABILITIES:
Insurance reserves                                       $     123,128       $      123,128
Individual annuities                                           307,668              302,165
Pension products                                             1,527,433            1,561,108
Derivatives                                                         --               (1,716)

                                                                  DECEMBER 31, 1996
                                                       ---------------------------------------
                                                        CARRYING AMOUNT   ESTIMATED FAIR VALUE
                                                       -----------------  --------------------
                                                                     (IN 000'S)
ASSETS:
Bonds                                                    $   2,316,857       $    2,392,226
Mortgages                                                      938,932              958,909
LIABILITIES:
Insurance reserves                                       $     122,606       $      122,606
Individual annuities                                           373,488              367,878
Pension products                                             1,911,284            1,922,602
Derivatives                                                         --               (2,423)

The major methods and assumptions used in estimating the fair values of financial instruments are as follows:

The fair values of short-term bonds are estimated to be the amortized cost. The fair values of long-term bonds which are publicly traded are based upon market prices or dealer quotes. For privately placed bonds, fair values are estimated by taking into account prices for publicly traded bonds of similar credit risk and maturity and repayment and liquidity characteristics.

The fair values of the Company's general account insurance reserves and liabilities under investment-type contracts (insurance, annuity and pension contracts that do not involve mortality or morbidity risks) are estimated using discounted cash flow analyses or surrender values. Those contracts that are deemed to have short-term guarantees have a carrying amount equal to the estimated market value.

The fair values of mortgages are estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

The fair values of derivative financial instruments are estimated using the process described in Note 8.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-owned subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995

14. STATUTORY INVESTMENT VALUATION RESERVES:
The asset valuation reserve ("AVR") provides a reserve for losses from investments in bonds, stocks, mortgage loans, real estate and other invested assets with related increases or decreases being recorded directly to surplus.

Realized capital gains and losses on bonds and mortgages which relate to changes in levels of interest rates are charged or credited to an interest maintenance reserve ("IMR") and amortized into income over the remaining contractual life of the security sold.

The tables shown below present changes in the major elements of the AVR and IMR.

                                                                              1997                  1996
                                                                      --------------------  --------------------
                                                                         AVR        IMR        AVR        IMR
                                                                      ---------  ---------  ---------  ---------
                                                                           (IN 000'S)            (IN 000'S)
Balance, beginning of year                                            $  53,911  $  28,675  $  42,099  $  25,218
Net realized investment gains, net of tax                                17,400      6,321      3,160      5,011
Amortization of net investment gains                                         --     (1,166)        --     (1,557)
Unrealized investment gains (losses)                                     (2,340)        --      1,502         --
Required by formula                                                     (21,366)        --      7,150          3
                                                                      ---------  ---------  ---------  ---------
Balance, end of year                                                  $  47,605  $  33,830  $  53,911  $  28,675
                                                                      ---------  ---------  ---------  ---------
                                                                      ---------  ---------  ---------  ---------

15. FEDERAL INCOME TAXES:
The Company and its subsidiaries file a consolidated federal income tax return. Federal income taxes are calculated for the consolidated group based upon amounts determined to be payable as a result of operations within the current year. No provision is recognized for timing differences which may exist between financial statement and taxable income. Such timing differences include reserves, depreciation and accrual of market discount on bonds. Cash payments for federal income taxes were approximately $31,000,000, $19,264,000 and $12,429,000 for the years ended December 31, 1997, 1996 and 1995, respectively.

16. SURPLUS NOTES AND NOTES RECEIVABLE (PAYABLE):
On December 22, 1997, the Company issued a $250,000,000 surplus note to Life Holdco. This note has an interest rate of 8.625% and is due on or after November 6, 2027.

On May 9, 1997, the Company issued a short-term note of $600,000,000 to Life Holdco at an interest rate of 5.10%, which was extended at various interest rates. This note was repaid on December 22, 1997.

The Company had issued and outstanding surplus notes to SLOC with an aggregate carrying value of $335,000,000, during the period 1982 through January 16, 1996 at interest rates between 7.25% and 10%. The Company repaid all principal and interest associated with these surplus notes on January 16, 1996.

On December 19, 1995 the Company issued surplus notes totaling $315,000,000 to an affiliate, Sun Canada Financial Co., at interest rates between 5.75% and 7.25%. Of these notes, $157,500,000 will mature in the year 2007 and $157,500,000 will mature in the year 2015. Interest on these notes is payable semi-annually.

Principal and interest on surplus notes are payable only to the extent that the Company meets specified requirements regarding free surplus exclusive of the principal amount and accrued interest, if any, on these notes and with the consent of the Delaware Insurance Commissioner. In addition, with regard to surplus notes outstanding through January 16, 1996, subsequent to December 31, 1994 interest payments required

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-owned subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995

16. SURPLUS NOTES AND NOTES RECEIVABLE (PAYABLE) (CONTINUED):
the consent of the Delaware Insurance Commissioner. Payment of principal and interest on the notes issued in 1995 and in 1997 also requires the consents of the Delaware Insurance Commissioner and Canadian Office of the Superintendent of Financial Institutions.

The Company obtained the required consents and expensed $42,481,000, $23,061,000 and $31,813,000 for interest on surplus notes and notes payable for the years ended December 31, 1997, 1996 and 1995, respectively.

17. MANAGEMENT AND SERVICE CONTRACTS:
The Company has an agreement with SLOC which provides that SLOC will furnish, as requested, personnel as well as certain services and facilities on a cost-reimbursement basis. Expenses under this agreement amounted to approximately $15,997,000 in 1997, $20,192,000 in 1996, and $20,293,000 in 1995.

18. RISK-BASED CAPITAL:
Effective December 31, 1993 the NAIC adopted risk-based capital requirements for life insurance companies. The risk-based capital requirements provide a method for measuring the minimum acceptable amount of adjusted capital that a life insurer should have, as determined under statutory accounting practices, taking into account the risk characteristics of its investments and products. The Company has met the minimum risk-based capital requirements at December 31, 1997 and 1996.

19. ACCOUNTING POLICIES AND PRINCIPLES:
The financial statements of the Company have been prepared on the basis of statutory accounting practices which, prior to 1996, were considered by the insurance industry and the accounting profession to be in accordance with GAAP for mutual life insurance companies. The primary differences between statutory accounting practices and GAAP are described as follows. Under statutory accounting practices, financial statements are not consolidated and investments in subsidiaries are shown at net equity value. Accordingly, the assets, liabilities and results of operations of the Company's subsidiaries are not consolidated with the assets, liabilities and results of operations, respectively, of the Company. Changes in net equity value of the common stock of the Company's United States life insurance subsidiaries are directly reflected in the Company's surplus. Changes in the net equity value of the common stock of all other subsidiaries are directly reflected in the Company's Asset Valuation Reserve. Dividends paid by subsidiaries to the Company are included in the Company's net investment income.

Other differences between statutory accounting practices and GAAP include the following: statutory accounting practices do not recognize the following assets or liabilities which are reflected under GAAP - deferred policy acquisition costs, deferred federal income taxes and statutory non-admitted assets. Asset Valuation Reserves and Interest Maintenance Reserves are established under statutory accounting practices but not under GAAP. Methods for calculating real estate depreciation and investment valuation allowances differ under statutory accounting practices and GAAP. Actuarial assumptions and reserving methods differ under statutory accounting practices and GAAP. Premiums for universal life and investment type products are recognized as income for statutory purposes and as deposits to policyholders' accounts for GAAP.

Because the Company's management uses financial information prepared in conformity with accounting principles generally accepted in Canada in the normal course of business, the management of Sun Life Assurance Company of Canada (U.S.) has determined that the cost of complying with Statement No. 120 "Accounting and Reporting by Mutual Insurance Enterprises and by Insurance Enterprises for Certain Long

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-owned subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995

19. ACCOUNTING POLICIES AND PRINCIPLES (CONTINUED):
Duration Participating Contracts" exceed the benefits that the Company, or the users of its financial statements, would experience. Consequently, the Company has elected not to apply such standards in the preparation of these financial statements.

INDEPENDENT AUDITORS' REPORT

TO THE BOARD OF DIRECTORS AND STOCKHOLDERS
SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

We have audited the accompanying statutory statements of admitted assets, liabilities, and capital stock and surplus of Sun Life Assurance Company of Canada (U.S.) as of December 31, 1997 and 1996, and the related statutory statements of operations, changes in capital stock and surplus, and cash flow for each of the three years in the period ended December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described more fully in Notes 1 and 19 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Insurance Department of the State of Delaware, which practices differ from generally accepted accounting principles. The effects on the financial statements of the variances between the statutory basis of accounting and generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, and capital stock and surplus of Sun Life Assurance Company of Canada (U.S.) as of December 31, 1997 and 1996, and the results of its operations and its cash flow for each of the three years in the period ended December 31, 1997 on the basis of accounting described in Notes 1 and 19.

However, because of the effects of the matter discussed in the second preceding paragraph, in our opinion, the financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of Sun Life Assurance Company of Canada (U.S.) as of December 31, 1997 and 1996 or the results of its operations or its cash flow for each of the three years in the period ended December 31, 1997.

As management has stated in Note 19, because the Company's management uses financial information prepared in accordance with accounting principles generally accepted in Canada in the normal course of business, the management of Sun Life Assurance Company of Canada (U.S.) has determined that the cost of complying with Statement No. 120 would exceed the benefits that the Company, or the users of its financial statements, would experience. Consequently, the Company has elected not to apply such standards in the preparation of these financial statements.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 5, 1998

                                   APPENDIX A
                             ILLUSTRATIVE EXAMPLES



ILLUSTRATIVE EXAMPLE OF VARIABLE ACCUMULATION UNIT VALUE CALCULATIONS:



    Suppose the net asset value of a Fund share at the end of the current valuation period is $18.38; at the end of the immediately preceding valuation period was $18.32; the valuation period is one day; no dividends or distributions caused Fund shares to go "ex-dividend" during the current valuation period. $18.38 divided by $18.32 is 1.00327511. Subtracting the one day risk factor for mortality and expense risks of .00003539 (the daily equivalent of the current maximum charge of 1.3% on an annual basis) gives a net investment factor of 1.00323972. If the value of the variable accumulation unit for the immediately preceding valuation period had been 14.5645672, the value for the current valuation period would be 14.6117523 (14.5645672 X 1.00323972).



ILLUSTRATIVE EXAMPLE OF VARIABLE ANNUITY UNIT VALUE CALCULATIONS:



    Suppose the circumstances of the first example exist, and the value of an annuity unit for the immediately preceding valuation period had been 12.3456789. If the first variable annuity payment is determined by using an annuity payment based on an assumed interest rate of 4% per year, the value of the annuity unit for the current valuation period would be 12.3843446 (12.3456789 X 1.00323972 (the Net Investment Factor) X 0.99989255). 0.99989255 is the factor, for a one day valuation period, that neutralizes the assumed interest rate of four percent (4%) per year used to establish the Annuity Payment Rates found in the Contract.



ILLUSTRATIVE EXAMPLE OF VARIABLE ANNUITY PAYMENT CALCULATIONS:



    Suppose that a Participant's Account is credited with 8,756.4321 variable accumulation units of a particular Sub-Account but is not credited with any fixed accumulation units; that the variable accumulation unit value and the annuity unit value for the particular Sub-Account for the valuation period which ends immediately preceding the annuity commencement date are 14.5645672 and 12.3456789, respectively; that the annuity payment rate for the age and option elected is $6.78 per $1,000; and that annuity unit value on the day prior to the second variable annuity payment date is 12.3843446. The first variable annuity payment would be $865.57 (8,765.4321 X 14.564572 X 6.78 divided by 1,000). The number of annuity units credited would be 70.1112 ($865.57 divided by 12.3456789) and the second variable annuity payment would be $868.28 (70.1112 X 12.3843446).

                                   APPENDIX B
  WITHDRAWALS, SURRENDERS, WITHDRAWAL CHARGES AND THE MARKET VALUE ADJUSTMENT


A.  FIXED ACCOUNT--3, 5 AND 7 YEAR GUARANTEE PERIODS:

For the purposes of this illustration, the following assumptions have been made:

    1. 100% of Purchase Payments have been allocated to the Fixed Account and the Owner has elected Initial Guarantee Periods of five (5) years.

    2. The date of full surrender or partial withdrawal is the last day of the 12th month following the Date of Coverage.

    3. The Guarantee Rate being credited on Payments allocated to the five (5) year Guarantee Period on the date of full surrender or partial withdrawal is 4.40%.

    4.  The Account Fee is $25.

PLEASE REFER TO THE TABLE BELOW.

                                    TABLE 1*

 1     2       3         4        5       6              7              8            9          10
---  ------  -----   ---------  -----   ------  -------------------   ------   --------------   -------------
 1   $  100  4.25%   $  104.25   --     $ 0.00  $   104.25($79.25)    -0.45%   -($0.47)(-$0.36) $103.78($78.89)
 2      100  4.25       103.90  6.00%     4.80       99.10            -0.46    -(0.46)          98.64
 3      100  4.50       103.75  6.00      6.00       97.75             0.31      0.31           98.06
 4      100  4.50       103.38  6.00      6.00       97.38             0.32      0.31           97.69
 5      100  4.70       103.13  6.00      6.00       97.13             0.98      0.95           98.08
 6      100  4.70       102.74  6.00      6.00       96.74             0.99      0.96           97.70
 7      100  4.70       102.35  6.00      6.00       96.35             1.01      0.98           97.33
 8      100  4.50       101.88  6.00      6.00       95.88             0.34      0.33           96.20
 9      100  4.50       101.50  6.00      6.00       95.50             0.35      0.33           95.83
10      100  4.50       101.13  6.00      6.00       95.13             0.36      0.34           95.46
11      100  4.50       100.75  6.00      6.00       94.75             0.36      0.34           95.09
12      100  4.40       100.37  6.00      6.00       94.37             0.00      0.00           94.37
     ------          ---------          ------  ----------                     --------------   -------------
     $1,200          $1,229.11          $64.80  $ 1,164.31                     $ 3.92           $1,168.23
     ------          ---------          ------  ----------                     --------------   -------------
     ------          ---------          ------  ----------                     --------------   -------------
                                                ($1,139.31)                    ($4.03)          ($1,143.34)

*See next page for Explanation of Columns

EXPLANATION OF COLUMNS IN TABLE 1.

COLUMNS 1 AND 2:

Represent Payments and Payment amounts, respectively. Each Payment of $100 was made on the first (1st) day of each month for one year (12 payments).

COLUMN 3:

Represents the Initial Guarantee Rate being credited to each Payment.

COLUMN 4:

Represents the value of each Payment on the date of full surrender or partial withdrawal before the imposition of any Withdrawal Charge and Market Value Adjustment.

COLUMN 5:

Represents the Withdrawal Charge percentage that is applied to each Payment on the date of full surrender or partial withdrawal.

The percentage is 6% for Payments 2-12 because these Payments have been in the Account for less than one year. No Withdrawal Charge is imposed on Payment 1 because up to ten percent (10%) of Payments credited to a Participant's Account may be withdrawn each Account Year without imposition of this charge. In this example, 10% represents (10% x $1,200) = $120. The 10% amount is applied to the oldest previously unliquidated Payment, then the next oldest and so forth. This results in no Withdrawal Charge being imposed on Payment 1 and a Withdrawal Charge imposed on $80 of Payment 2.

COLUMN 6:

Represents the amount of Withdrawal Charge imposed on each Payment. It is calculated by multiplying the Payment in Column 2 by the Withdrawal Charge percentage in Column 5.

For example, the Withdrawal Charge imposed on Payment 8 = $100 X 6% = $6.00.

The Withdrawal Charge imposed on Payment 2 = ($100 - $20) X 6% = $4.80. The $20 represents the portion of the Payment on which no Withdrawal Charge is imposed as described under the explanation of Column 5 above.

COLUMN 7:

Represents the value of each Payment in Column 4 on the date of full surrender or partial withdrawal after the imposition of the Withdrawal Charge in Column 6.

In the case of a full surrender, the Account Fee is deducted from the oldest unliquidated payment. This deduction is reflected in the Table by the amount in parentheses beside Column 7, $79.25.

COLUMN 8:

Represents the Market Value Adjustment (MVA) percentage applied to the value of each Payment on the date of full surrender or partial withdrawal after imposition of the Withdrawal Charge.

FOR EXAMPLE:

The MVA% applied to Payment 3 = .75 (A - B) X C/12

Where          A          =      The Guarantee Rate of the Payment being surrendered (Column 3)
                          =      4.50%,
               B          =      The Guarantee Rate being credited to Payments allocated to the five (5)
                                 year
                                 Guarantee Period on the date of full surrender or partial withdrawal
                          =      4.40% and
               C          =      The number of months remaining in the Guarantee Period of the Payment being
                                 surrendered
                          =      60 (5 years) - 10
                          =      50
MVA%                      =      .75 (A - B) X C/12
                          =      .75 (4.50 - 4.40) X 50/12
                          =      .75 (.10) X 50/12
                          =      .31%

COLUMN 9:

Represents the dollar amount of the MVA. For each Payment, it is determined by multiplying the value in Column 7 by the MVA percentage in Column 8.

For example, the MVA for Payment 3

    =      Column 7       X      Column 9
    =      $97.75         X      .31%
    =      $0.31

COLUMN 10:

Represents the values of Payments on the date of full surrender or partial withdrawal after deducting the Withdrawal Charge and either deducting or adding the MVA. For any Payment, the amount in Column 10 is determined by adding the amounts in Columns 7 and 9.

In each of Columns 9 and 10, the amounts in parentheses, -$.36 and $78.89, respectively, reflect the deduction of the Account Fee, in the case of a full surrender.

FULL SURRENDER:

The total of Column 10, in parentheses ($1,143.34), reflects the amount of a full surrender after imposition of Withdrawal Charges, Account Fee and Market Value Adjustments.

PARTIAL WITHDRAWAL:

The sum of amounts in Column 10 for as many payments as are liquidated reflects the amount of a partial withdrawal.

For example, if $1,000 of Payments were withdrawn, the amount of the withdrawal would be the sum of the amounts in Column 10 for Payments 1 through 10 which is $978.77.

B. VARIABLE ACCOUNT AND FIXED ACCOUNT--1 YEAR GUARANTEE PERIOD (NO MARKET VALUE ADJUSTMENT APPLICABLE):

For the purposes of this illustration, the following assumptions have been made:

    1. Purchase Payments have been allocated to either the Variable Account, the Fixed Account-- one (1) Year Guarantee Period or to a combination of both.

    2.   The date  of full surrender  or partial withdrawal  is during the ninth
       (9th) Account Year.

PLEASE REFER TO THE TABLE BELOW.

                                        TABLE 2*
               1          2          3          4           5           6
           ---------  ---------  ---------  ---------  -----------  ---------
               1      $   1,000  $   1,000  $       0          0%   $       0
               2          1,200      1,200          0           0           0
               3          1,400      1,280        120           1        1.20
               4          1,600          0      1,600           2       32.00
               5          1,800          0      1,800           3       54.00
               6          2,000          0      2,000           4       80.00
               7          2,000          0      2,000           5      100.00
               8          2,000          0      2,000           6      120.00
               9          2,000          0      2,000           6      120.00
                      ---------  ---------  ---------               ---------
                      $  15,000  $   3,480  $  11,520               $  507.20
                      ---------  ---------  ---------               ---------
                      ---------  ---------  ---------               ---------

* See next page for Explanation of Columns

EXPLANATION OF COLUMNS IN TABLE 2

COLUMNS 1 AND 2:

Represent Payments and amounts of Payments. Each Payment was made at the beginning of each Account Year.

COLUMN 3:

Represents the amounts that may be withdrawn without the imposition of withdrawal charges, as follows:

a) Payments 1 and 2, $1,000 and $1,200, respectively, have been credited to the Participant's Account for more than seven (7) years.

b) $1,280 of Payment 3 represents 10% of Payments that have been credited to the Participant's Account for less than seven (7) years. The 10% amount is applied to the oldest unliquidated Payment, then the next oldest and so forth.

COLUMN 4:

Represents the amount of each Payment that is subject to a withdrawal charge. It is determined by subtracting the amount in Column 3 from the Payment in Column 2.

COLUMN 5:

Represents the withdrawal charge percentages imposed on the amounts in Column 4.

COLUMN 6:

Represents the withdrawal charge imposed on each Payment. It is determined by multiplying the amount in Column 4 by the percentage in Column 5.

For example, the withdrawal charge imposed on Payment 8

    =      Payment 8 Column 4 X Payment 8 Column 5

    =      $2,000 X 6%

    =      $120

FULL SURRENDER:

The total of Column 6, $507.20, represents the total amount of withdrawal charges imposed on Payments in this illustration.

PARTIAL WITHDRAWAL:

The sum of amounts in Column 6 for as many Payments as are liquidated reflects the withdrawal charges imposed in the case of a partial withdrawal.

For example, if $7,000 of Payments (Payments 1, 2, 3, 4 and 5) were withdrawn, the amount of the withdrawal charges imposed would be the sum of amounts in Column 6 for Payments 1, 2, 3, 4 and 5 which is $87.20.

                           SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
                           ANNUITY SERVICE MAILING ADDRESS:
                           C/O RETIREMENT PRODUCTS AND SERVICES
                           P.O. BOX 1024
                           BOSTON, MASSACHUSETTS 02103



                           GENERAL DISTRIBUTOR
                           Clarendon Insurance Agency, Inc.
                           One Sun Life Executive Park
                           Wellesley Hills, Massachusetts 02181


                           LEGAL COUNSEL
                           Covington & Burling
                           1201 Pennsylvania Avenue, N.W.
                           P.O. Box 7566
                           Washington, D.C. 20044

                           AUDITORS
                           Deloitte & Touche LLP
                           125 Summer Street
                           Boston, Massachusetts 02110

                           COG-1 5/98

                                     PART B

                     INFORMATION REQUIRED IN A STATEMENT OF
                             ADDITIONAL INFORMATION

          The information required in a Statement of Additional Information is contained in the Prospectus included in Part A of this Amendment to the Registration Statement.


                                     PART C

                                OTHER INFORMATION

Item 24.  FINANCIAL STATEMENTS AND EXHIBITS

     (a)  The following Financial Statements are included in the Registration
Statement:

Included in Part A:


A.   Financial Statements of the Registrant:

      1.  Statement of Condition, December 31, 1997;

      2.  Statement of Operations, Year Ended December 31, 1997;

      3. Statements of Changes in Net Assets, Years Ended December 31, 1997 and December 31, 1996;

      4.  Notes to Financial Statements; and

      5.  Independent Auditors' Report.


B.    Financial Statements of the Depositor:


      1. Statutory Statements of Admitted Assets, Liabilities and Capital Stock and Surplus, December 31, 1997 and 1996;

      2. Statutory Statements of Operations, Years Ended December 31, 1997 1996 and 1995;

      3. Statutory Statements of Changes in Capital Stock and Surplus, Years Ended December 31, 1997, 1996 and 1995;

      4. Statutory Statements of Cash Flow, Years Ended December 31, 1997, 1996 and 1995;

      5.  Notes to Statutory Financial Statements; and

      6.  Independent Auditors' Report.

          (b) The following Exhibits are incorporated in the Registration Statement by reference unless otherwise indicated:


     (1)  Resolution of Board of Directors of the depositor dated
March 31, 1982 authorizing the establishment of the Registrant*;

     (2)  Not Applicable;

                (3) (a)     Form of Marketing Coordination and Administrative
Services Agreement between the depositor, Massachusetts Financial Services Company and Clarendon Insurance Agency, Inc.***;

                    (b)(i) Specimen Sales Operations and General Agent Agreement***;

                    (b)(ii) Specimen Broker-Dealer Supervisory and Service Agreement***; and

                    (b)(iii) Specimen Registered Representatives Agent Agreement***;

                (4) Flexible Payment Deferred Combination Variable and Fixed Group Annuity Contract*;

                (5) Form of Application used with the variable annuity contract filed as Exhibit (4)*;

                (6) Certificate of Incorporation and By-laws of the depositor**;


     (7)  Not Applicable;

     (8)  None;

     (9)  Previously filed;


     (10)      (a)  Consent of Deloitte & Touche, LLP*;

               (b)  Previously filed;

      (11)     Financial Statement Schedules I and VI****;

      (12)     Not Applicable;

      (13)     Not Applicable;

      (14)     Not Applicable; and

      (15)     Powers of Attorney*.

*     Filed herewith.

** Filed as an Exhibit to the Registration Statement of the Registrant on Form N-4, File No. 333-37907, filed on October 14, 1997 and incorporated herein by reference.

*** Filed as an Exhibit to Pre-Effective Amendment No. 1 to the Registration Statement of the Registrant on Form N-4, File No. 333-37907, filed on January 16, 1998 and incorporated herein by reference.

**** Incorporated by reference from the Annual Report of the Depositor on Form 10-K for the fiscal year ended December 31, 1997.

Item 25.  DIRECTORS AND OFFICERS OF THE DEPOSITOR

Name and Principal                      Positions and Offices
Business Address                        with Depositor
------------------                      ----------------------

John D. McNeil                          Chairman and Director
150 King Street West
Toronto, Ontario
  Canada  M5H 1J9


Donald A. Stewart                       President and Director
150 King Street West
Toronto, Ontario
  Canada  M5H 1J9


David D. Horn                           Director
56 Pinckney Street
Boston, MA 02114

John S. Lane                            Director
150 King Street West
Toronto, Ontario
  Canada  M5H 1J9

Richard B. Bailey                       Director
500 Boylston Street
Boston, MA  02116

Name and Principal                      Positions and Offices
Business Address                        with Depositor
------------------                      ---------------------

M. Colyer Crum                          Director
104 WestCliff Street
Weston, MA 02193


Angus A. MacNaughton                    Director
Metro Tower, Suite 1170
950 Tower Lane
Foster City, CA  94404

S. Caesar Raboy                         Senior Vice President, Deputy
One Sun Life Executive Park             General Manager and Director
Wellesley Hills, MA  02181

Robert A. Bonner                        Vice President, Individual Insurance
One Sun Life Executive Park
Wellesley Hills, MA  02181

C. James Prieur                         Senior Vice President, General
One Sun Life Executive Park             Manager and Director
Wellesley Hills, MA  02181

L. Brock Thomson                        Vice President
One Sun Life Executive Park             and Treasurer
Wellesley Hills, MA  02181

Robert P. Vrolyk                        Vice President and Actuary
One Sun Life Executive Park
Wellesley Hills, MA  02181

James M.A. Anderson                     Vice President, Investments
One Sun Life Executive Park
Wellesley Hills, MA  02181

Margaret Sears Mead                     Assistant Vice President and
One Sun Life Executive Park             Secretary
Wellesley Hills, MA  02181


Item 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

     No person is directly or indirectly controlled by the Registrant. The Registrant is a separate account of Sun Life Assurance Company of Canada (U.S.), an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada.

     The following is a list of all corporations directly or indirectly controlled by or under common control with Sun Life Assurance Company of Canada, showing the state or other sovereign power under the laws of which each is organized and the percentage ownership of voting securities giving rise to the control relationship:

                                                                 Percent of
                                             State or Country    Ownership
                                             or Jurisdiction     of Voting
                                             of Incorporation    Securities
                                             ----------------    ----------

Sun Life Assurance Company of Canada         Canada                   100%
--------------------------------------------------------------------------------
Sun Life Assurance Company of Canada - U.S.
  Operations Holdings, Inc.................. Delaware                 100%
Sun Life Assurance Company of Canada
  (U.K.) Limited ........................... United Kingdom           100%
Sun Life of Canada Investment Management
  Limited .................................. Canada                   100%
Sun Life of Canada Benefit Management
  Limited .................................. Canada                   100%
Spectrum United Holdings, Inc............... Canada                   100%
Sun Canada Financial Co..................... Delaware                 100%
Sun Life of Canada (U.S.)
  Holdings, Inc............................. Delaware                   0%*
Sun Life of Canada (U.S.) Financial
  Services Holdings, Inc.................... Delaware                   0%*
Sun Life Assurance Company of
  Canada (U.S.) ............................ Delaware                   0%**
Sun Life Insurance and Annuity Company of
  New York ................................. New York                   0%****
Sun Life of Canada (U.S.)
  Distributors, Inc......................... Delaware                   0%****
Sun Benefit Services Company ............... Delaware                   0%****
Sun Life of Canada (U.S.) SPE 97-1, Inc. ... Delaware                   0%****
Massachusetts Financial Services Company ... Delaware                   0%***
New London Trust, F.S.B.................     Federally Chartered        0%****
Massachusetts Casualty Insurance Company.... Massachusetts              0%****
Clarendon Insurance Agency, Inc. ........... Massachusetts              0%*****
MFS Service Center, Inc..................... Delaware                   0%*****
MFS/Sun Life Series Trust .................. Massachusetts              0%******
Sun Capital Advisers, Inc. ................. Delaware                   0%****
MFS International, Ltd. .................... Ireland                    0%*****
MFS Institutional Advisors, Inc. ........... Delaware                   0%*****
MFS Fund Distributors, Inc. ................ Delaware                   0%*****
MFS Retirement Services, Inc. .............. Delaware                   0%*****
Sun Life Financial Service Limited.......... Bermuda                    0%****



--------

  * 100% of the issued and outstanding voting securities of Sun Life of Canada (U.S.) Holdings, Inc. and Sun Life of Canada (U.S.) Financial Services Holdings, Inc. is owned by Sun Life Assurance Company of Canada-U.S. Operations Holdings, Inc.

 ** 100% of the issued and outstanding voting securities of Sun Life Assurance Company of Canada (U.S.) is owned by Sun Life of Canada (U.S.) Holdings, Inc.

*** 93.6% of the issued and outstanding voting securities of Massachusetts Financial Services Company is owned by Sun Life of Canada (U.S.) Financial Services Holdings, Inc.

**** 100% of the issued and outstanding voting securities of New London Trust, F.S.B., Sun Life Insurance and Annuity Company of New York,
       Sun Life of Canada (U.S.) Distributors, Inc., Sun Benefit Services Company, Sun Capital Advisers, Inc., Sun Life Financial Services Limited, Sun Life of Canada (U.S.) SPE 97-1, Inc., Clarendon Insurance Agency, Inc., and Massachusetts Casualty Insurance Company is owned by Sun Life Assurance Company of Canada (U.S.).

***** 100% of the issued and outstanding voting securities of MFS Service Center, Inc., MFS International, Ltd., MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., and MFS Retirement Services, Inc. is owned by Massachusetts Financial Services Company.

****** 100% of the issued and outstanding voting securities of MFS/Sun Life
       Series Trust is owned by separate accounts of Sun Life Assurance Company of Canada (U.S.) and Sun Life Insurance and Annuity Company of New York.

      Omitted from the list are subsidiaries of Sun Life Assurance Company of Canada which, considered in the aggregate, would not constitute a "significant subsidiary" (as that term is defined in Rule 8b-2 under Section 8 of the Investment Company Act of 1940) of Sun Life Assurance Company of Canada.

      None of the companies listed is a subsidiary of the Registrant; therefore, the only financial statements being filed are those of Sun Life Assurance Company of Canada (U.S.).

Item 27.  NUMBER OF CONTRACT OWNERS:

      As of February 27, 1998 there were 25,045 qualified and 265 non-qualified Contracts issued by the Registrant.

Item 28.  INDEMNIFICATION

      Pursuant to Section 145 of the Delaware Corporation Law, Article 8 of the By-laws of Sun Life Assurance Company of Canada (U.S.), a copy of which was filed as Exhibit 3(b) to the Registration Statement of the Depositor on Form S-1, File No. 33-29851, provides for the indemnification of directors, officers and employees of Sun Life Assurance Company of Canada (U.S.).

      Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Sun Life Assurance Company of Canada (U.S.) pursuant to the certificate of incorporation, by-laws, or otherwise, Sun Life (U.S.) has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Sun Life (U.S.) of expenses incurred or paid by a director, officer, controlling person of Sun Life (U.S.) in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Sun Life (U.S.) will, unless in the opinion of their counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by them is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.  PRINCIPAL UNDERWRITERS


      (a) Clarendon Insurance Agency, Inc., which is a wholly-owned subsidiary of Sun Life Assurance Company of Canada (U.S.), acts as general distributor for the Registrant, Sun Life of Canada (U.S.) Variable Accounts C, D, E, F, and G, Sun Life (N.Y.) Variable Accounts A, B and C, and Money Market Variable Account, High Yield Variable Account, Capital Appreciation Variable Account, Government Securities Variable Account, World Governments Variable Account, Total Return Variable Account and Managed Sectors Variable Account.


Name and Principal                    Positions and Offices
Business Address*                        with Underwriter
------------------                    ---------------------
Jane Mancini........................  President and Director
Robert P. Vrolyk....................  Director
Donald E. Kaufman...................  Vice President
S. Caesar Raboy.....................  Director
C. James Prieur.....................  Director
L. Brock Thompson...................  Vice President and Treasurer
Roy P. Creedon......................  Secretary
Cindy Orcutt........................  Vice President
Laurie Lennox.......................  Vice President
Margaret Sears Mead.................  Assistant Secretary
Peter Marion........................  Tax Officer

------------------

 * The principal business address of all directors and officers of the principal underwriter except Ms. Mancini and Ms. Lennox is One Sun
      Life Executive Park, Wellesley Hills, Massachusetts 02181. The principal business address of Ms. Mancini and Ms. Lennox is One Copley Place, Boston, Massachusetts 02116.

      (c)      Inapplicable.

Item 30.  LOCATION OF ACCOUNTS AND RECORDS

      Accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained by Sun Life Assurance Company of Canada (U.S.), in whole or in part, at its executive office at One Sun Life Executive Park, Wellesley Hills, Massachusetts 02181, at the offices of its Retirement Products and Services Division at One Copley Place, Boston, Massachusetts 02116, or at the offices of Massachusetts Financial Services Company at 500 Boylston Street, Boston, Massachusetts 02116.

Item 31.  MANAGEMENT SERVICES

      Not Applicable.

Item 32.  UNDERTAKINGS

      Representation with respect to Section 26(e) of the Investment Company Act of 1940.


      Sun Life Assurance Company of Canada (U.S.) represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

      Registrant is relying on the no-action letter issued by the Division of Investment Management of the Securities and Exchange Commission to the American Council of Life Insurance, Ref. No. IP-6-88, dated November 28, 1988, the requirements for which have been complied with by Registrant.

                                   SIGNATURES

      As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has caused this Post-effective Amendment No. 9 to its Registration Statement to be signed on its behalf in the City of Boston and Commonwealth of Massachusetts on the 16th day of April, 1998.


                                        Sun Life of Canada (U.S.)
                                         Variable Account D

                                        (Registrant)

                                        Sun Life Assurance Company of
                                        Canada (U.S.)

                                        (Depositor)



                                        By:*   /s/ JOHN D. McNEIL
                                              ---------------------
                                                   John D. McNeil
                                                   Chairman

Attest:   /s/ MARGARET HANKARD
          ---------------------------
             Margaret Hankard
             Senior Associate Counsel


      As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities with the Depositor, Sun Life Assurance Company of Canada (U.S.), and on the dates indicated.

    Signatures                     Title                    Date
    ----------                     -----                    ----
                                 Chairman and
                                   Director
                                 (Principal
*    /s/ JOHN D. McNEIL       Executive Officer)       April 16, 1998
--------------------------
         John D. McNeil

                               Vice President
                                 and Actuary
                            (Principal Financial
                               and Accounting
*   /s/  ROBERT P. VROLYK          Officer)            April 16, 1998
--------------------------
         Robert P. Vrolyk

-------------------------
*     By Margaret Hankard pursuant to Power of Attorney filed herewith.

    Signatures                          Title                  Date
    ----------                          -----                  ----
*   /s/ RICHARD B. BAILEY             Director               April 16, 1998
-------------------------------
        Richard B. Bailey

*   /s/ C.JAMES PRIEUR                Director               April 16, 1998
-------------------------------
        C. James Prieur

*   /s/ M. COLYER CRUM                Director               April 16, 1998
-------------------------------
        M. Colyer Crum


*  /s/  DONALD A. STEWART             President and          April 16, 1998
-------------------------------          Director
        Donald A. Stewart


*  /s/  DAVID D. HORN                 Director               April 16, 1998
-------------------------------
        David D. Horn


*   /s/ JOHN S. LANE                  Director               April 16, 1998
-------------------------------
        John S. Lane


*   /s/ ANGUS A. MacNAUGHTON          Director               April 16, 1998
-------------------------------
        Angus A. MacNaughton


*   /s/ S. CAESAR RABOY               Senior Vice President  April 16, 1998
-------------------------------        and Deputy General
        S. Caesar Raboy                   Manager and
                                           Director


---------------------------

*     By Margaret Hankard pursuant to Power of Attorney filed herewith.